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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Ford Motor Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of 2013 Annual Meeting
of Shareholders and Proxy Statement

Thursday, May 9, 2013 at 8:30 a.m., Eastern Time
Hotel du Pont, 11th and Market Streets, Wilmington, Delaware 19801

Ford Motor Company One American Road Dearborn, Michigan 48126-2798

Dear Shareholders:

Our 2013 annual meeting of shareholders will be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, on Thursday, May 9, 2013. The annual meeting will begin promptly at 8:30 a.m., Eastern Time. If you plan to attend the meeting, please see the instructions on page 7.

Please read these materials so that you'll know what we plan to do at the meeting. Also, please either sign and return the accompanying proxy card in the postage-paid envelope or instruct us by telephone or via the Internet as to how you would like your shares voted. This way, your shares will be voted as you direct even if you can't attend the meeting. Instructions on how to vote your shares by telephone or via the Internet are on the proxy card enclosed with this proxy statement.

March 28, 2013

William Clay Ford, Jr. Chairman of the Board

Whether or not you plan to attend the meeting, please provide your proxy by calling the toll-free telephone number, using the Internet, or filling in, signing, dating, and promptly mailing the accompanying proxy card in the enclosed envelope.

NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS OF FORD MOTOR COMPANY

Thursday, May 9, 2013
8:30 a.m., Eastern Time
Hotel du Pont, 11th and Market Streets, Wilmington, Delaware

Proposals:

1.
The election of directors.
2.
The ratification of the selection of PricewaterhouseCoopers LLP as Ford's independent registered public accounting firm for 2013.
3.
A non-binding shareholder advisory vote to approve the compensation of the Named Executives.
4.
Approval of the terms of the Company's Annual Incentive Compensation Plan.
5.
Approval of the terms of the Company's 2008 Long-Term Incentive Plan.
6.
Approval of the Tax Benefit Preservation Plan.
7.
A shareholder proposal related to consideration of a recapitalization plan to provide that all of the Company's outstanding stock have one vote per share.
8.
A shareholder proposal requesting the Board to allow holders of 10% of outstanding common stock to call special meetings of shareholders.

You can vote if you were a shareholder of record at the close of business on March 13, 2013.

Shareholders are being notified of this proxy statement and the form of proxy beginning March 28, 2013.

March 28, 2013

Dearborn, Michigan

Bradley M. Gayton
Secretary

We urge each shareowner to promptly sign and return the enclosed proxy card or to use telephone or Internet voting. See our questions and answers about the meeting and voting section for information about voting by telephone or Internet, how to revoke a proxy, and how to vote shares in person.

i

Defined Terms

"Annual Incentive Compensation Plan" or "Incentive Bonus Plan" means Ford's Annual Incentive Compensation Plan.

"Class B Stock" means Ford's Class B Stock.

"Deferred Compensation Plan" means Ford's Deferred Compensation Plan.

"Dividend Equivalent" means cash or shares of common stock (or common stock units) equal in value to dividends, if any, paid on shares of common stock.

"Final Award" means shares of common stock, Restricted Stock Units, and/or cash awarded by the Compensation Committee under a Performance Unit.

"Ford" or "we" or "Company" means Ford Motor Company.

"Long-Term Incentive Plan" means Ford's 1998 or 2008 Long-Term Incentive Plan.

"Named Executives" means the executives named in the Summary Compensation Table on p. 61.

"NYSE" means the New York Stock Exchange LLC

"Performance Unit" means, under the Long-Term Incentive Plan, an award of the right to earn up to a certain number of shares of common stock, Restricted Stock Units, or cash, or a combination of cash and shares of common stock or Restricted Stock Units, based on performance against specified goals established by the Compensation Committee.

"Restricted Stock Unit" means, under the Long-Term Incentive Plan, the right to receive a share of common stock, or cash equivalent to the value of a share of common stock, when the restriction period ends, as determined by the Compensation Committee.

"SEC" means the United States Securities and Exchange Commission.

"Senior Convertible Notes" means the Ford Motor Company 4.25% Senior Convertible Notes due 2036 and the Ford Motor Company 4.25% Senior Convertible Notes due 2016.

"1998 Plan" means Ford's 1998 Long-Term Incentive Plan.

"2008 Plan" means Ford's 2008 Long-Term Incentive Plan.

Ford Motor Company

2013 Proxy Statement — Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider. You should read the entire Proxy Statement carefully before voting.

GENERAL INFORMATION

Meeting:  Annual Meeting of Shareholders
 Date: May 9, 2013
 Time: 8:30 a.m. Eastern Time
 Location: Hotel du Pont, 11th and Market Streets,
Wilmington, Delaware
 Record Date: March 13, 2013

Stock Symbol: F
 Exchange: NYSE
 Common Stock Outstanding: 3.86 billion shares
 Registrar & Transfer Agent: Computershare Trust Company, N.A.
State of Incorporation: Delaware
 Year of Incorporation: 1903
 Public Company Since: 1956

Corporate Headquarters: One American Road, Dearborn, Michigan 48126
 Corporate Website: www.ford.com
 Investor Relations Website: www.corporate.ford.com
 Annual Report: www.annual.ford.com

NAMED EXECUTIVE OFFICERS

•
Alan Mulally
•
Robert L. Shanks
•
William Clay Ford, Jr.
•
Mark Fields
•
James D. Farley
•
L. W. K. Booth

Change-In-Control Agreements: No
 Stock Ownership Guidelines: Yes (p. 55)
 Recoupment Policy: Yes (p. 15)

CORPORATE GOVERNANCE
(see pp. 9-24)

Director Nominees: 15
    Stephen G. Butler (Independent)
    Kimberly A. Casiano (Independent)
    Anthony F. Earley, Jr. (Independent)
    Edsel B. Ford II (Consultant)
    William Clay Ford, Jr. (Management)
    Richard A. Gephardt (Independent)
    James H. Hance, Jr. (Independent)
    William W. Helman IV (Independent)
    Jon M. Huntsman, Jr. (Independent)
    Richard A. Manoogian (Independent)
    Ellen R. Marram (Independent)
    Alan Mulally (Management)
    Homer A. Neal (Independent)
    Gerald L. Shaheen (Independent)
    John L. Thornton (Independent)
 Director Term: One year
 Director Election Standard: Majority
 Board Meetings in 2012: 10
 Standing Board Committees (Meetings in 2012): Audit (11), Compensation (7), Finance (4), Nominating and Governance (5), Sustainability (4)
Supermajority Voting Requirements: No
 Shareholder Rights Plan: Tax Benefits Preservation Plan
 Corporate Governance Materials: www.corporate.ford.com

OTHER ITEMS TO BE VOTED ON

Ratification of Appointment of Independent
    Registered Public Accounting Firm
    (PricewaterhouseCoopers LLP) (pp. 37-39)

Advisory Vote to Approve Named Executive
    Officer Compensation (pp. 40-79)
 Approval of Annual Incentive Compensation Plan
    (pp. 80-81)
 Approval of 2008 Long-Term Incentive Plan (pp. 82-89)
 Approval of Tax Benefit Preservation Plan (pp. 90-92)
 Shareholder Proposals (pp. 93-96):

•
Recapitalization Plan to provide all outstanding stock have one vote per share
•
10% of outstanding common stock to call special meetings

Questions And Answers About the Proxy Materials

The Board of Directors is soliciting proxies to be used at the annual meeting of shareholders to be held on Thursday, May 9, 2013, beginning at 8:30 a.m., Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware. This proxy statement and the enclosed form of proxy are being made available to shareholders beginning March 28, 2013.

WHAT IS A PROXY? WHAT IS A PROXY STATEMENT?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. A proxy statement is a document that SEC regulations require that we make available to you when we ask you to vote your stock at the annual meeting.

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

At our annual meeting, shareholders will act upon the matters outlined in the notice of meeting, including the election of directors, ratification of the selection of the Company's independent registered public accounting firm, a non-binding shareholder advisory vote to approve the compensation of the Named Executives, approval of the terms of the Annual Incentive Compensation Plan, approval of the terms of the 2008 Long-Term Incentive Plan, approval of the Tax Benefit Preservation Plan, and consideration of two shareholder proposals, if presented at the meeting. Also, management will report on the state of the Company and respond to questions from shareholders.

WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

The record date for the annual meeting is March 13, 2013. The record date is established by the Board of Directors as required by Delaware law. Holders of common stock and holders of Class B Stock at the close of business on the record date are entitled to receive notice of the meeting and to vote at the meeting and any adjournments or postponements of the meeting.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Holders of common stock and holders of Class B Stock at the close of business on the record date may vote at the meeting. Holders of Senior Convertible Notes cannot vote at this meeting.

On March 13, 2013, 3,858,409,150 shares of common stock and 70,852,076 shares of Class B Stock were outstanding and, thus, are eligible to be voted.

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF COMMON STOCK AND CLASS B STOCK?

Holders of common stock and holders of Class B Stock will vote together without regard to class on the matters to be voted upon at the meeting. Holders of common stock have 60% of the general voting power. Holders of Class B Stock have the remaining 40% of the general voting power.

Each outstanding share of common stock will be entitled to one vote on each matter to be voted upon.

The number of votes for each share of Class B Stock is calculated each year in accordance with the Company's Restated Certificate of Incorporation. At this year's meeting, each outstanding share of Class B Stock will be entitled to 36.305 votes on each matter to be voted upon.

WHAT IS THE DIFFERENCE BETWEEN A SHAREHOLDER OF RECORD AND A "STREET NAME" HOLDER?

Shareholder of Record: If your shares are registered directly in your name with Computershare Trust Company, N.A., the Company's stock transfer agent, you are considered the shareholder of record with respect to those shares.

Street Name Holder: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of these shares, and your shares are held in "street name."

HOW DO I VOTE MY SHARES?

Shareholder of Record: If you are a shareholder of record, you can give a proxy to be voted at the meeting:

•
over the telephone by calling a toll-free number;

•
electronically, using the Internet; or

•
by mailing in a proxy card.

The telephone and Internet voting procedures have been set up for your convenience and have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. If you are a shareholder of record and you would like to vote by telephone or the Internet, please refer to the specific instructions set forth on the enclosed proxy card. If you wish to vote using a paper format and you return your signed proxy to us before the annual meeting, we will vote your shares as you direct.

Employee Savings Plan Participant: If you are a Company employee or retiree participating in either of the Company's Savings and Stock Investment Plan for Salaried Employees or Tax-Efficient Savings Plan for Hourly Employees, then you may be receiving this material because of shares held for you in those plans. In that case, you may use a proxy card to instruct the plan trustee on how to vote those shares. The trustee will vote the shares in accordance with your instructions and the terms of the plan. If you hold shares in any of these plans, the trustee will vote the shares held for you even if you do not direct the trustee how to vote. In these cases, the trustee will vote any shares for which the trustee does not receive instructions in the same proportion as the trustee votes the shares for which the trustee does receive instructions unless otherwise required by ERISA as determined by the investment manager. To allow sufficient time for voting by trustees and/or administrators of the plans, your voting instructions must be received by 11:59 p.m. eastern time, May 6, 2013.

Street Name Holder: If you hold your shares in "street name," you must vote your shares in the manner prescribed by your broker or nominee. Your broker or nominee has enclosed, or explained how you can access, a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?

Yes. Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

Shareholder of Record: If you are a shareholder of record, you may vote your shares at the meeting by completing a ballot at the meeting.

Employee Savings Plan Participant: If you hold shares in either of the Company's Savings and Stock Investment Plan for Salaried Employees or Tax-Efficient Savings Plan for Hourly Employees, you cannot vote at the meeting. Your shares will be voted by the trustee of those plans as described above.

Street Name Holder: If you are a "street name" holder, you may vote your shares in person only if you obtain a signed proxy from your broker or nominee giving you the right to vote the shares.

ARE VOTES CONFIDENTIAL? WHO COUNTS THE VOTES?

The votes of all shareholders will be held in confidence from directors, officers, and employees of the Company except: (a) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company; (b) in case of a contested proxy solicitation; or (c) if a shareholder makes a written comment on the proxy card or otherwise communicates his or her vote to management. We will also continue, as we have for many years, to retain an independent tabulator to receive and tabulate the proxies and independent inspectors of election to certify the results.

WHAT ARE MY CHOICES WHEN VOTING AND WHAT ARE THE BOARD'S RECOMMENDATIONS?

Proposals 1, 2, 3, 4, 5, and 6 will be presented at the meeting by management, and the rest are expected to be presented by shareholders.

Proposal		Voting Choices and Board Recommendation

1.	Election of directors (pp. 25-36)

•

vote in favor of all nominees;

•

vote in favor of specific nominees;

•

vote against all nominees;

•

vote against specific nominees;

•

abstain from voting with respect to all nominees; or

•

abstain from voting with respect to specific nominees.

The Board recommends a vote FOR each of the nominees.

2.	Ratification of the Independent Registered Public Accounting Firm (pp. 37-39)

•

vote in favor of ratification of the Independent Registered Public Accounting Firm;

•

vote against ratification of the Independent Registered Public Accounting Firm; or

•

abstain from voting on ratification of the Independent Registered Public Accounting Firm.

The Board recommends a vote FOR ratification of the Independent Registered Public Accounting Firm.

3.	Approval, on an advisory basis, of the compensation of the Named Executives (pp. 40-79)

•

vote in favor, on an advisory basis, of the compensation of Named Executives;

•

vote against, on an advisory basis, the compensation of Named Executives; or

•

abstain from voting on the compensation of Named Executives.

The Board recommends a vote FOR, on an advisory basis, the compensation of Named Executives.

4.	Approval of the Terms of the Company's Annual Incentive Compensation Plan (pp. 80-81)

•

vote in favor of the terms of the Annual Incentive Compensation Plan;

•

vote against the terms of the Annual Incentive Compensation Plan; or

•

abstain from voting on the terms of the Annual Incentive Compensation Plan.

The Board recommends a vote FOR approval of the terms of the Annual Incentive Compensation Plan.

Proposal		Voting Choices and Board Recommendation

5.	Approval of the Terms of the Company's 2008 Long-Term Inventive Plan (pp. 82-89)

•

vote in favor of the terms of the 2008 Long-Term Incentive Plan;

•

vote against the terms of the 2008 Long-Term Incentive Plan; or

•

abstain from voting on the terms of the 2008 Long-Term Incentive Plan.

The Board recommends a vote FOR approval of the terms of the 2008 Long-Term Incentive Plan.

6.	Approval of the Tax Benefit Preservation Plan (pp. 90-92)

•

vote in favor of the Tax Benefit Preservation Plan;

•

vote against the Tax Benefit Preservation Plan; or

•

abstain from voting on the Tax Benefit Preservation Plan.

The Board recommends a vote FOR the Tax Benefit Preservation Plan.

7.	Shareholder Proposal — Consideration of a Recapitalization Plan to Provide that All of the Company's Outstanding Stock have One Vote Per Share (pp. 93-94)	• vote in favor of shareholder Proposal 7; • vote against shareholder Proposal 7; or • abstain from voting on shareholder Proposal 7. The Board recommends a vote AGAINST Shareholder Proposal 7.

8.	Shareholder Proposal — Allow Holders of 10% of Outstanding Common Stock to Call Special Meetings of Shareholders (pp. 95-96)	• vote in favor of shareholder Proposal 8; • vote against shareholder Proposal 8; or • abstain from voting on shareholder Proposal 8. The Board recommends a vote AGAINST Shareholder Proposal 8.

WHAT IF I DO NOT SPECIFY HOW I WANT MY SHARES VOTED?

If you do not specify on your proxy card (or when giving your proxy by telephone or the Internet) how you want to vote your shares, we will vote them:

FOR all of the nominees for director (Proposal 1),

FOR ratifying the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2013 (Proposal 2),

FOR, on an advisory basis, approval of the compensation of the Named Executives (Proposal 3),

FOR approval of the terms of the Annual Incentive Compensation Plan (Proposal 4),

FOR approval of the terms of the 2008 Long-Term Incentive Plan (Proposal 5),

FOR approval of the Tax Benefit Preservation Plan (Proposal 6), and

AGAINST the shareholder proposals (Proposals 7 and 8).

CAN I CHANGE MY VOTE?

Yes. You can revoke your proxy at any time before it is exercised in any of three ways:

•
by submitting written notice of revocation to the Secretary of the Company;

•
by submitting another proxy by telephone, via the Internet or by mail that is later dated and, if by mail, that is properly signed; or

•
if you are a shareholder of record or a street name holder, by voting in person at the meeting.

WHAT PERCENTAGE OF THE VOTE IS REQUIRED FOR A PROPOSAL TO BE APPROVED?

A majority of the votes that could be cast by shareholders who are either present in person or represented by proxy at the meeting is required to elect the nominees for director and to approve each proposal. The votes are computed for each share as described on p. 3.

The total number of votes that could be cast at the meeting is the number of votes actually cast plus the number of abstentions. Abstentions are counted as "shares present" at the meeting for purposes of determining whether a quorum exists and have the effect of a vote "against" any matter as to which they are specified.

Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they don't have discretionary voting authority and haven't received instructions as to how to vote on those proposals (so-called "broker non-votes") are not considered "shares present" and will not affect the outcome of the vote.

HOW CAN I ATTEND THE ANNUAL MEETING?

Shareholder of Record: If you plan to attend the annual meeting, please let us know by indicating in the appropriate place when you return your proxy. Please tear off the top portion of your proxy card where indicated and bring it with you to the meeting. This portion of the card will serve as your ticket and will admit you and one guest.

Street name holder: If you plan to attend the annual meeting, tell your broker or nominee that you're planning to attend the meeting and would like a "legal proxy." Then simply bring that form to the meeting and we'll give you a ticket at the door that will admit you and one guest. If you can't get a legal proxy in time, we can still give you a ticket at the door if you bring a copy of your brokerage account statement showing that you owned Ford stock as of the record date, March 13, 2013.

ARE THERE ANY RULES REGARDING ADMISSION?

Each shareholder and guest will be asked to present valid government-issued picture identification, such as a driver's license or passport, before being admitted to the meeting. Cameras and audio and video recording devices will not be permitted at the meeting and attendees will be subject to security inspections. We encourage you to leave any such items at home. We will not be responsible for any items checked at the door.

ARE THERE ANY OTHER MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING?

We do not know of any other matters to be presented or acted upon at the meeting. Under our By-Laws, no business besides that stated in the meeting notice may be transacted at any meeting of shareholders. If any other matter is presented at the meeting on which a vote may properly be taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT

This Proxy Statement and our 2012 Annual Report are available on our website at www.corporate.ford.com. Instead of receiving paper copies of next year's Proxy Statement and Annual Report by mail, you can elect to receive an e-mail message that will provide a link to those documents on the Internet. By opting to access your proxy materials via the Internet, you will:

•
Gain faster access to your proxy materials;

•
Save us the cost of producing and mailing documents to you;

•
Reduce the amount of mail you receive; and

•
Help preserve environmental resources.

Ford shareholders who have enrolled in the electronic access service previously will receive their materials online this year.

Shareholders of record may enroll in the electronic proxy and Annual Report access service for future Annual Meetings of Shareholders by registering online at www.eTree.com/Ford. If you vote via the Internet, simply follow the prompts that will link you to that website. Street name shareholders who wish to enroll for electronic access may register for online delivery of materials by going to https://www.icsdelivery.com/live.

Corporate Governance

Ford has operated under sound corporate governance practices for many years. We believe it is important to disclose to you a summary of our major corporate governance practices. Some of these practices have been in place for many years. Others have been adopted in response to regulatory and legislative changes. We will continue to assess and refine our corporate governance practices and share them with you.

Corporate Governance Principles

The Nominating and Governance Committee developed and recommended to the Board a set of corporate governance principles, which the Board adopted. Ford's Corporate Governance Principles may be found on its website at www.corporate.ford.com. These principles include: a limitation on the number of boards on which a director may serve, qualifications for directors (including a director retirement age and a requirement that directors be prepared to resign from the Board in the event of any significant change in their personal circumstances that could affect the discharge of their responsibilities), director orientation, continuing education and a requirement that the Board and each of its Committees perform an annual self-evaluation. Although Mr. Manoogian and Mr. Gephardt have reached the normal retirement age of 72 years, the Board has waived the retirement age for them as permitted under our Corporate Governance Principles. Shareholders may obtain a printed copy of the Company's Corporate Governance Principles by writing to our Shareholder Relations Department, Ford Motor Company, One American Road, Suite 1026, Dearborn, Michigan 48126-2798.

Leadership Structure

Ford determines the most suitable leadership structure from time to time. At present, the Board of Directors has chosen to separate the roles of CEO and Chairman of the Board of Directors. Alan Mulally is our President and CEO and William Clay Ford, Jr., is Chairman of the Board of Directors as well as our Executive Chairman. We believe this structure is optimal for Ford at this time because it allows Mr. Mulally to focus on strategy and the day-to-day operation of the business, in particular the implementation of our ONE Ford Plan, while allowing Mr. Ford to focus on leadership of the Board of Directors in addition to providing the Company with direction on Company-wide issues such as sustainability, personal mobility, and stakeholder relationships. Furthermore, the Board has appointed Irvine O. Hockaday, Jr., as our Presiding Independent Director. Mr. Hockaday's term as director ends with the 2013 Annual Meeting and he is not standing for re-election. A new Presiding Independent Director will be elected from among the independent directors at the May 2013 Board meeting. We believe having a Presiding Independent Director to be an important governance practice given that the Chairman of the Board, Mr. Ford, is not an independent director under our Corporate Governance Principles. The duties of the Presiding Independent Director include:

•
chairing the executive sessions of our independent directors;

•
advising on the selection of Board Committee Chairs; and

•
working with Mr. Ford and Mr. Mulally to ensure management is adequately addressing the matters identified by the Board.

This structure optimizes the roles of CEO, Chairman, and the Presiding Independent Director and provides Ford with sound corporate governance practices in the management of its business.

Board Meetings, Composition & Committees

Executive Sessions of Non-Employee Directors

Non-employee directors ordinarily meet in executive session without management present at most regularly scheduled Board meetings and may meet at other times at the discretion of the Presiding Independent Director or at the request of any non-employee director. Additionally, all of the independent directors meet periodically (at least annually) without management or non-independent directors present.

Composition of Board of Directors/Nominees

The Nominating and Governance Committee recommends the nominees for all directorships. The Committee also reviews and makes recommendations to the Board on matters such as the size and composition of the Board in order to ensure the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds. Between annual shareholder meetings, the Board may elect directors to vacant Board positions to serve until the next annual meeting.

The Board proposes to you a slate of nominees for election to the Board at the annual meeting. You may propose nominees (other than self-nominations) for consideration by the Committee by submitting the names, qualifications and other supporting information to: Secretary, Ford Motor Company, One American Road, Dearborn, MI 48126. Properly submitted recommendations must be received no later than November 28, 2013 to be considered by the Committee for inclusion in the following year's nominations for election to the Board. Your properly submitted candidates are evaluated in the same manner as those candidates recommended by other sources. All candidates are considered in light of the needs of the Board with due consideration given to the qualifications described on p. 25 under Election of Directors.

Board Committees

Only independent directors serve on the Audit, Compensation, and Nominating and Governance Committees, in accordance with the independence standards of the NYSE Listed Company rules and the Company's Corporate Governance Principles. The Board, and each committee of the Board, has the authority to engage independent consultants and advisors at the Company's expense.

The Company has published on its website (www.corporate.ford.com) the charter of each of the Audit, Compensation, Finance, Nominating and Governance, and Sustainability Committees of the Board. Printed copies of each of the committee charters are available by writing to our Shareholder Relations Department, Ford Motor Company, One American Road, Suite 1026, Dearborn, Michigan 48126-2798.

Board Committee Membership

Director		Audit	Compensation	Finance	Nominating and Governance	Sustainability
Stephen G. Butler	I	C			✓
Kimberly A. Casiano	I	✓			✓	✓
Anthony F. Earley, Jr.	I		✓		✓	✓
Edsel B. Ford II				✓		✓
William Clay Ford, Jr.				C		✓
Richard A. Gephardt	I				✓	✓
James H. Hance, Jr.	I	✓		✓	✓
William W. Helman IV	I			✓	✓	✓
Irvine O. Hockaday, Jr.*	PI	✓			✓
Jon M. Huntsman, Jr.	I		✓		✓	✓
Richard A. Manoogian	I		C		✓
Ellen R. Marram	I		✓		C
Alan Mulally				✓
Homer A. Neal	I			✓	✓	C
Gerald L. Shaheen	I	✓			✓
John L. Thornton	I		✓	✓	✓
Number of meetings in 2012		11	7	4	5	4

I Indicates Independent Director        C Chair of Committee        PI Indicates Presiding Independent Director

*    Mr. Hockaday is not standing for re-election at the 2013 Annual Meeting.

Board Committee Functions

Audit Committee

Selects the independent registered public accounting firm to audit Ford's books and records, subject to shareholder ratification, and determines the compensation of the independent registered public accounting firm.

At least annually, reviews a report by the independent registered public accounting firm describing: internal quality control procedures, any issues raised by an internal or peer quality control review, any issues raised by a governmental or professional authority investigation in the past five years and any steps taken to deal with such issues, and (to assess the independence of the independent registered public accounting firm) all relationships between the independent registered public accounting firm and the Company.

Consults with the independent registered public accounting firm, reviews and approves the scope of their audit, and reviews their independence and performance. Also, annually approves of categories of services to be performed by the independent registered public accounting firm and reviews and, if appropriate, approves in advance any new proposed engagement greater than $250,000.

Reviews internal controls, accounting practices, and financial reporting, including the results of the annual audit and the review of the interim financial statements with management and the independent registered public accounting firm.

Reviews activities, organization structure, and qualifications of the General Auditor's Office, and participates in the appointment, dismissal, evaluation, and the determination of the compensation of the General Auditor.

Discusses earnings releases and guidance provided to the public and rating agencies.

Reviews, at least annually, policies with respect to risk assessment and risk management.

Reviews, with the Office of the General Counsel, any legal or regulatory matter that could have a significant impact on the financial statements.

As appropriate, obtains advice and assistance from outside legal, accounting or other advisors.

Prepares an annual report of the Audit Committee to be included in the Company's proxy statement.

Assesses annually the adequacy of the Audit Committee Charter.

Reports to the Board of Directors about these matters.

Compensation Committee

Establishes and reviews the overall executive compensation philosophy and strategy of the Company.

Reviews and approves Company goals and objectives related to the Executive Chairman and the President and CEO and other executive officer compensation, including annual performance objectives.

Evaluates the performance of the Executive Chairman and the President and CEO and other executive officers in light of established goals and objectives and, based on such evaluation, reviews and approves the annual salary, bonus, stock options, Performance Units, other stock-based awards, other incentive awards and other benefits, direct and indirect, of the Executive Chairman and the President and CEO and other executive officers.

Conducts a risk assessment of the Company's compensation policies and practices.

Considers and makes recommendations on Ford's executive compensation plans and programs.

Reviews the Compensation Discussion and Analysis to be included in the Company's proxy statement.

Prepares an annual report of the Compensation Committee to be included in the Company's proxy statement.

Assesses annually the adequacy of the Compensation Committee Charter.

Reports to the Board of Directors about these matters.

Finance Committee

Reviews all aspects of the Company's policies and practices that relate to the management of the Company's financial affairs, not inconsistent, however, with law or with specific instructions given by the Board of Directors relating to such matters.

Reviews with management, at least annually, the Annual Report from the Treasurer of the Company's cash and funding plans and other Treasury matters.

Reviews the strategy and performance of the Company's pension and other retirement and savings plans.

Performs such other functions and exercises such other powers as may be delegated to it by the Board of Directors from time to time.

Reviews, at least annually, policies with respect to financial risk assessment and financial risk management.

Assesses annually the adequacy of the Finance Committee Charter.

Reports to the Board of Directors about these matters.

Nominating and Governance Committee

Reviews and makes recommendations on:

•
the nominations or elections of directors; and

•
the size, composition, and compensation of the Board.

Establishes criteria for selecting new directors and the evaluation of the Board. Develops and recommends to the Board corporate governance principles and guidelines. Reviews the charter and composition of each committee of the Board and makes recommendations to the Board for the adoption of or revisions to the committee charters, the creation of additional committees, or the elimination of committees.

Considers the adequacy of the By-Laws and the Restated Certificate of Incorporation of the Company and recommends to the Board, as appropriate, that the Board: (i) adopt amendments to the By-Laws, and (ii) propose, for consideration by the shareholders, amendments to the Restated Certificate of Incorporation.

Considers shareholder suggestions for nominees for director (other than self-nominations). See Composition of Board of Directors/Nominees on p. 10.

Assesses annually the adequacy of the Nominating and Governance Committee Charter.

Reports to the Board of Directors about these matters.

Sustainability Committee

Reviews environmental, public policy, and corporate citizenship issues facing the Company around the world.

Reviews annually with management the Company's performance for the immediately preceding year regarding stakeholder relationships, product performance, sustainability, and public policy.

Reviews with management the Company's annual Sustainability Report.

Assesses annually the adequacy of the Sustainability Committee Charter.

Reports to the Board of Directors about these matters.

Corporate Governance

Board's Role in Risk Management

The Board of Directors of the Company has overall responsibility for the oversight of risk management at Ford. Day-to-day risk management is the responsibility of management, which has implemented risk management processes to identify, manage and monitor risks that face the Company.

The oversight responsibility of the Board and its Committees is supported by Company management and the risk management processes that are currently in place. Ford has extensive and effective risk management processes, relating specifically to compliance, reporting, operating and strategic risks. Compliance risk encompasses matters such as legal and regulatory compliance (e.g., Foreign Corrupt Practices Act, environmental, OSHA/safety, etc.). Reporting risk covers Sarbanes-Oxley compliance, disclosure controls and procedures, and accounting compliance. Operating risk addresses the myriad of matters related to the operation of a complex company such as Ford (e.g., quality, supply chain, sales and service, financing and liquidity, product development and engineering, labor, etc.). Strategic risk encompasses somewhat broader and longer-term matters, including, but not limited to, technology development, sustainability, capital allocation, management development, retention and compensation, competitive developments, and geopolitical developments.

We believe that key success factors in the risk management at Ford include a strong risk analysis tone set by the Board and senior management, which is shown through their commitment to effective top-down and bottom-up communication (including communication between management and the Board and Committees), and active cross-functional participation among the Business Units and Functional Skill Teams. More specifically, our Chief Executive Officer, Alan Mulally, has institutionalized a Business Plan Review and Special Attention Review process where, on a weekly basis (and more often where circumstances dictate), the senior leadership of the Company from each of the Business Units and the Functional Skill Teams, reviews the status of the business, the risks presented to the business (once again in the areas of compliance, reporting, operating and strategic risks), and develops specific plans to address those risks.

As noted above, the full Board of Directors has overall responsibility for the oversight of risk management at Ford and oversees operating risk management, with reviews at each of its regular Board meetings. The Board of Directors has delegated responsibility for the oversight of specific areas of risk management to certain Committees of the Board, with each Board Committee reporting to the full Board following each Committee meeting. The Audit Committee assists the Board of Directors in overseeing compliance and reporting risk. The Board, the Sustainability Committee, the Compensation Committee, and the Finance Committee all play a role in overseeing strategic risk management.

Risk Assessment Regarding Compensation Policies and Practices

We conducted an assessment of our compensation policies and practices, including our executive compensation programs, to evaluate the potential risks associated with these policies and practices. We reviewed and discussed the findings of the assessment with the Compensation Committee and concluded that our compensation programs are designed with an appropriate balance of risk and reward in relation to our ONE Ford Plan and do not encourage excessive or unnecessary risk-taking behavior. As a result, we do not believe that risks relating to our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on the Company.

In conducting this review, we considered the following attributes of our programs:

•
Mix of base salary, annual bonus opportunities, and long-term equity compensation, with performance-based equity compensation opportunities for officers;

•
Alignment of annual and long-term incentives to ensure that the awards encourage consistent behaviors and incentivize performance results;

•
Inclusion of non-financial metrics, such as quality and market share metrics, and other quantitative and qualitative performance factors in determining actual compensation payouts;

•
Capped payout levels for both the Incentive Bonus Plan and performance-based stock awards for Named Executives — the Committee has negative discretion over incentive program payouts;

•
Use of 10-year stock options and equity awards that vest over time;

•
Generally providing senior executives with long-term equity-based compensation on an annual basis. We believe that accumulating equity over a period of time encourages executives to take actions that promote the long-term sustainability of our business; and

•
Stock ownership guidelines that are reasonable and align the interests of the executive officers with those of our shareholders. This discourages executive officers from focusing on short-term results without regard for longer-term consequences.

Our Compensation Committee considered compensation risk implications during its deliberations on the design of our executive compensation programs with the goal of appropriately balancing short-term incentives and long-term performance.

Recoupment Policy:    The Committee formally adopted a policy of recoupment of compensation in certain circumstances. The purpose of this policy is to help ensure executives act in the best interests of the Company. The policy requires any Company officer to repay or return cash bonuses and/or equity awards in the event: (i) the Company issues a material restatement of its financial statements and the restatement was caused by such officer's intentional misconduct; (ii) such officer was found to be in violation of non-compete provisions of any plan or agreement; or (iii) such officer has committed ethical or criminal violations. The Committee will consider all relevant factors and exercise business judgment in determining any appropriate amounts to recoup up to 100% of any awards. The policy applies to awards under the Incentive Bonus Plan beginning with the 2010 performance period and to equity awards issued under the 2008 Plan beginning with grants made in 2011.

Compensation Committee Operations

The Compensation Committee establishes and reviews our executive compensation philosophy and strategy and oversees our various executive compensation programs. The Committee is responsible for evaluating the performance of and determining the compensation for our Executive Chairman, the President and CEO, and other executive officers, and approving the compensation structure for senior management, including officers. The Committee is composed of five directors who are considered independent under the NYSE Listed Company rules and our Corporate Governance Principles. The Committee's membership is determined by our Board of Directors. The Committee operates under a written charter adopted by our Board of Directors. The Committee annually reviews the charter. A copy of the charter may be found on our website at www.corporate.ford.com.

The Committee makes decisions regarding the compensation of our officers that are Vice Presidents and above, including the Named Executives. The Committee has delegated authority, within prescribed share limits, to a Long-Term Incentive Compensation Award Committee (comprised of William Clay Ford, Jr., and Alan Mulally) to approve grants of options, Performance Units, Restricted Stock Units and other stock-based awards, and to the Annual Incentive Compensation Award Committee to determine bonuses, for other employees.

The Board of Directors makes decisions relating to non-employee director compensation. Any proposed changes are reviewed in advance and recommended to the Board by the Nominating and Governance Committee (see Director Compensation on pp. 34-36).

The Compensation Committee considers recommendations from Mr. Ford, Mr. Mulally, and the Group Vice President — Human Resources and Corporate Services, in developing compensation plans and evaluating performance of other executive officers. The Committee's consultant also provides advice and analysis on the structure and level of executive compensation. Final decisions on any major element of compensation, however, as well as total compensation for executive officers, are made by the Compensation Committee.

As in prior years, in 2012, the Committee engaged Semler Brossy Consulting Group, LLC, an independent compensation consulting firm, to advise the Committee on executive compensation and benefits matters. Semler Brossy is retained directly by the Committee and it has the sole authority to review and approve the budget of the independent consultant. Semler Brossy does not advise our management and receives no other compensation from us. The same Semler Brossy principal attended all seven of the Committee meetings in 2012.

The Committee has analyzed whether the work of Semler Brossy as a compensation consultant has raised any conflict of interest, taking into consideration the following factors: (i) the provision of other services to the Company by Semler Brossy; (ii) the amount of fees from the Company paid to Semler Brossy as a percentage of the firm's total revenue; (iii) Semler Brossy's policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Semler Brossy or the individual compensation advisor employed by the firm with an executive officer of the Company; (v) any business or personal relationship of the individual compensation advisor with any member of the Committee; and (vi) any stock of the Company owned by Semler Brossy or the individual compensation advisor employed by the firm. The Committee has determined, based on its analysis of the above factors, that the work of Semler Brossy and the individual compensation advisor employed by Semler Brossy as compensation consultant to the Company has not created any conflict of interest.

In addition, the Committee reviewed survey data provided by the Towers Watson Executive Compensation Database. See Competitive Survey on pp. 45-46. Towers Watson does not assist the Committee in determining or recommending compensation of executive officers. Towers Watson is retained by Ford management, not the Committee.

Committee meetings typically occur prior to the meetings of the full Board of Directors. Bonus targets, bonus awards, stock option grants, Performance Unit grants, and Final Awards typically are decided at the February or March Committee meeting (see Timing of Awards on pp. 54-55). Officer salaries are reviewed in February each year.

See the Compensation Discussion and Analysis on pp. 41-59 for more detail on the factors considered by the Committee in making executive compensation decisions.

The Committee reviews our talent and executive development program with senior management. These reviews are conducted periodically and focus on executive development and succession planning throughout the organization, at the Vice President level and above.

Our policy, approved by the Compensation Committee, to limit outside board participation by our officers, is shown below:

•
No more than 15% of the officers should be on for-profit boards at any given point in time.

•
No officer should be a member of more than one for-profit board.

Audit Committee Financial Expert and Auditor Rotation

The Charter of the Audit Committee provides that a member of the Audit Committee generally may not serve on the audit committee of more than two other public companies. The Board has designated Stephen G. Butler as an Audit Committee financial expert. Mr. Butler meets the independence standards for audit committee members under the NYSE Listed Company and SEC rules. The lead partner of the Company's independent registered public accounting firm is rotated at least every five years.

Independence of Directors and Relevant Facts and Circumstances

Director Independence

A majority of the directors must be independent directors under the NYSE Listed Company rules. The NYSE rules provide that no director can qualify as independent unless the Board affirmatively determines that the director has no material relationship with the listed company. The Board has adopted the following standards in determining whether or not a director has a material relationship with the Company. These standards are contained in Ford's Corporate Governance Principles and may be found at the Company's website, www.corporate.ford.com.

•
Employee or Former Employee.No director who is an employee or a former employee of the Company can be independent until three years after termination of such employment.

•
Independent Auditor Affiliation.No director who is, or in the past three years has been, affiliated with or employed by the Company's present or former independent auditor can be independent until three years after the end of the affiliation, employment, or auditing relationship.

•
Interlocking Directorship. No director can be independent if he or she is, or in the past three years has been, part of an interlocking directorship in which an executive officer of the Company serves on the compensation committee of another company that employs the director.

•
Additional Compensation.No director can be independent if he or she is receiving, or in the last three years has received, more than $100,000 during any 12-month period in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

•
Immediate Family Members.Directors with immediate family members in the foregoing categories are subject to the same three-year restriction.

•
Other Relationships.The following commercial, charitable and educational relationships will not be considered to be material relationships that would impair a director's independence:

(i)
Sales and Purchases of Products/Services. if within the preceding three years a Ford director was an executive officer or employee of another company (or an immediate family member of the director was an executive officer of such company) that did business with Ford and either: (a) the annual sales to Ford were less than the greater of $1 million or two percent of the total annual revenues of such company, or (b) the annual purchases from Ford were less than the greater of $1 million or two percent of the total annual revenues of Ford, in each case for any of the three most recently completed fiscal years;

(ii)
Indebtedness. if within the preceding three years a Ford director was an executive officer of another company which was indebted to Ford, or to which Ford was indebted, and either: (a) the total amount of such other company's indebtedness to Ford was less than two percent of the total consolidated assets of Ford, or (b) the total amount of Ford's indebtedness to such other company was less than two percent of the total consolidated assets of such other company, in each case for any of the three most recently completed fiscal years; and

(iii)
Charitable Contributions. if within the preceding three years a Ford director served as an executive officer, director or trustee of a charitable or educational organization, and Ford's discretionary contributions to the organization were less than the greater of $1 million or two percent of that organization's total annual discretionary receipts for any of the three most recently completed fiscal years. (Any matching of charitable contributions will not be included in the amount of Ford's contributions for this purpose.)

Based on these independence standards and all of the relevant facts and circumstances, the Board determined that none of the following directors had any material relationship with the Company and, thus, are independent: Stephen G. Butler, Kimberly A. Casiano, Anthony F. Earley, Jr., Richard A. Gephardt, James H. Hance, Jr., William W. Helman IV, Jon M. Huntsman, Jr., Richard A. Manoogian, Ellen R. Marram, Homer A. Neal, Gerald L. Shaheen, and John L. Thornton. Additionally, Mr. Irvine O. Hockaday, Jr., who is not standing for re-election at the 2013 Annual Meeting, was determined by the Board to have had no material relationship with the Company during the time of his service and, thus, was independent.

Disclosure of Relevant Facts and Circumstances

With respect to the independent directors listed above, the Board considered the following relevant facts and circumstances in making the independence determinations:

From time to time during the past three years, Ford purchased goods and services from, sold goods and services to, or financing arrangements were provided by, various companies with which certain directors were or are affiliated either as members of such companies' boards of directors or, in the case of Mr. Earley, as an officer of such a company or, in the case of Ms. Casiano and Gov. Huntsman, where an immediate family member serves as an officer of such a company. In addition to Mr. Earley, Ms. Casiano and Gov. Huntsman, these directors included Mr. Gephardt, Mr. Hance, Mr. Helman, Mr. Manoogian, Ms. Marram, Dr. Neal, and Mr. Thornton. The Company also made donations to certain institutions with which certain directors are affiliated. These included Ms. Casiano, Mr. Earley, Mr. Gephardt, Mr. Manoogian, and Dr. Neal. Additionally, companies with which Mr. Manoogian and Mr. Earley are or have been affiliated purchased products from Ford. None of the relationships described above was material under the independence standards contained in our Corporate Governance Principles.

In addition, Mr. Manoogian is and until recently, Mr. Earley was, a member of the boards of United Way for Southeastern Michigan and Business Leaders for Michigan, formerly known as Detroit Renaissance. The Company and its affiliates contributed to the United Way for Southeastern Michigan amounts that exceeded the greater of $1 million or two percent of its total annual discretionary receipts during its three most recently completed fiscal years. It was further noted that in February 2008, Ford, with the approval of the Board, decided to invest up to $10 million over the following two to four years in the Business Leaders for Michigan's Venture Capital Fund I. Other large companies in Southeastern Michigan have also made monetary commitments to the fund in order to support local venture capital firms in Southeast Michigan. Pursuant to the Company's Corporate Governance Principles, the independent directors listed above (excluding Messrs. Earley and Manoogian), considering all of the relevant facts and circumstances, determined that the Company's contributions to the United Way for Southeastern Michigan and Business Leaders for Michigan, and the presence of Messrs. Earley and Manoogian on those Boards, did not constitute a material relationship between Ford and Messrs. Earley and Manoogian. Consequently, these independent directors determined Messrs. Earley and Manoogian to be independent.

With respect to the United Way for Southeastern Michigan and Business Leaders for Michigan, the directors gave due consideration to the composition of the Board of Directors of Business Leaders for Michigan, which includes William Clay Ford, Jr., and James Vella, President of the Ford Fund, as well as those entities' mission to promote the welfare and economic development of Michigan, and the Company's history of contributions to those organizations and to the development of Michigan. In each case, the directors determined that the Company was not unduly influenced to make contributions to the United Way for Southeastern Michigan or Business Leaders for Michigan because of Messrs. Earley's or Manoogian's presence on those boards, nor was Messrs. Earley or Manoogian unduly influenced by the contributions made by the Company to those organizations.

Codes of Ethics

The Company has published on its website (www.corporate.ford.com) its Code of Conduct Handbook, which applies to all officers and employees, a code of ethics for directors, and a code of ethics for the Company's chief executive officer as well as senior financial and accounting personnel. Any waiver of, or amendments to, the codes of ethics for directors or executive officers, including the chief executive officer, the chief financial officer and the principal accounting officer, may be approved only by the Nominating and Governance Committee and any such waivers or amendments will be disclosed promptly by the Company by posting such waivers or amendments to its website. The Nominating and Governance Committee also reviews management's monitoring of compliance with the Company's Code of Conduct. Printed copies of each of the codes of ethics referred to above are also available by writing to our Shareholder Relations Department, Ford Motor Company, One American Road, Suite 1026, Dearborn, Michigan 48126-2798.

Communications with the Board and Annual Meeting Attendance

The Board has established a process by which you may send communications to the Board as a whole, or the non-employee directors as a group, or the Presiding Independent Director. You may send communications to our Directors, including any concerns regarding Ford's accounting, internal controls, auditing, or other matters, to the following address: Board of Directors, Ford Motor Company, P.O. Box 685, Dearborn, MI 48126-0685 U.S.A. You may submit your concern anonymously or confidentially. You may also indicate whether you are a shareholder, customer, supplier, or other interested party. Communications relating to the Company's accounting, internal controls, or auditing matters will be relayed to the Audit Committee. A summary of the other communications will be relayed to the Nominating and Governance Committee. Communications will be referred to other areas of the Company for handling as appropriate under the facts and circumstances outlined in the communications. Ford will acknowledge receipt of all communications sent to the address above that disclose a return address. You may also find a description of the manner in which you can send communications to the Board on the Company's website (www.corporate.ford.com).

All members of the Board are expected to attend the annual meeting, unless unusual circumstances would prevent such attendance. Last year, of the sixteen then current members of the Board, all sixteen attended the annual meeting.

Beneficial Stock Ownership

Five Percent Beneficial Owners of Common Stock.

Pursuant to SEC filings, the Company was notified that as of December 31, 2012, the entities included in the table below had more than a 5% ownership interest of Ford common stock, or owned securities convertible into more than 5% ownership of Ford common stock, or owned a combination of Ford common stock and securities convertible into Ford common stock that could result in more than 5% ownership of Ford common stock.

Name of Beneficial Owner	Address of Beneficial Owner	Ford Common Stock	Percent of Outstanding Ford Common Stock

State Street Corporation and certain of its affiliates*	State Street Financial Center One Lincoln Street Boston, MA 02111	388,341,080	10.4%

Evercore Trust Company, N.A.	55 East 52nd Street 36th Floor New York, NY 10055	245,916,466	6.57%

BlackRock, Inc. and certain of its affiliates	BlackRock, Inc. 40 East 52nd Street New York, NY 10022	192,681,999	5.15%
*
State Street Bank and Trust Company is the trustee for Ford common stock in the Ford defined contribution plans master trust, which beneficially owns 6.6% of the common stock of Ford. In this capacity, State Street Bank and Trust Company has voting power over the shares in certain circumstances.

Five Percent Beneficial Owners of Class B Stock.

As of February 1, 2013, the persons included in the table below beneficially owned more than 5% of the outstanding Class B Stock.

Name	Address	Ford Class B Stock	Percent of Outstanding Ford Class B Stock

Lynn F. Alandt	Ford Estates, 2000 Brush, Detroit, MI 48226	8,322,159	11.75

Benson Ford, Jr.	Ford Estates, 2000 Brush, Detroit, MI 48226	3,810,874	5.38

Alfred B. Ford	Ford Estates, 2000 Brush, Detroit, MI 48226	3,644,306	5.14

William Clay Ford	Ford Estates, 2000 Brush, Detroit, MI 48226	6,182,570	8.73

David M. Hempstead, as Trustee of various trusts*	Ford Estates, 2000 Brush, Detroit, MI 48226	9,269,847	13.08

Voting Trust**	Ford Estates, 2000 Brush, Detroit, MI 48226	57,073,237	80.55
*
Mr. Hempstead disclaims beneficial ownership of these shares.

**
These Class B Stock shares are held in a voting trust of which Edsel B. Ford II, William Clay Ford, William Clay Ford, Jr., Benson Ford, Jr., and Alfred B. Ford are the trustees. The trust is of perpetual duration until terminated by the vote of shares representing over 50% of the participants and requires the trustees to vote the shares as directed by a plurality of the shares in the trust.

Director and Executive Officer Beneficial Ownership.

The following table shows how much Ford stock each director, nominee, and Named Executive beneficially owned as of February 1, 2013. No director, nominee or executive officer, including Named Executives, beneficially owned more than 0.56% of Ford's total outstanding common stock nor did any such person beneficially own more than 0.02% of Ford common stock units as of February 1, 2013. These persons held options exercisable on or within 60 days after February 1, 2013 to buy 34,362,319 shares of Ford common stock.

Name	Ford Common Stock(1)(2)	Ford Common Stock Units(3)	Ford Class B Stock	Percent of Outstanding Ford Class B Stock

L. W. K. Booth	2,622,085	85,954	0	0

Stephen G. Butler*	6,000	99,936	0	0

Kimberly A. Casiano*	6,975	100,276	0	0

Anthony F. Earley, Jr.*	36,000	39,751	0	0

James D. Farley	491,145	0	0	0

Mark Fields	3,442,348	7,783	0	0

Edsel B. Ford II*	3,163,613	110,587	5,242,391	7.40%

William Clay Ford, Jr.*	14,632,826	30,212	4,443,699	6.27%

Richard A. Gephardt*	0	46,592	0	0

James H. Hance, Jr.*	50,000	28,209	0	0

William W. Helman IV*	20,000	19,607	0	0

Irvine O. Hockaday, Jr.*	36,877	191,016	0	0

Jon M. Huntsman, Jr.*	0	13,643	0	0

Richard A. Manoogian*	103,496	108,735	0	0

Ellen R. Marram*	20,296	180,854	0	0

Alan Mulally*	21,775,528	0	0	0

Homer A. Neal*	10,588	111,943	0	0

Gerald L. Shaheen*	0	91,209	0	0

Robert L. Shanks	734,334	0	0	0

John L. Thornton*	34,445	211,313	0	0

All Directors and Executive Officers as a group (including Named Executives) (34 persons) beneficially owned 1.513% of Ford common stock or securities convertible into Ford common stock as of February 1, 2013	57,180,372	1,497,892	9,686,090	13.67%
*
Indicates Directors — Mr. Hockaday is not standing for re-election at the 2013 Annual Meeting.

Notes

(1)
For executive officers, included in the amounts for "All Directors and Executive Officers as a group" are Restricted Stock Units issued under the 2008 Plan as long-term incentive grants in 2012 and prior years for retention and other incentive purposes.

In addition, amounts shown include Restricted Stock Units issued under the 2008 Plan as follows: 919,750 units for Mr. Mulally; 35,265 for Mr. Shanks; 429,215 units for William Clay Ford, Jr.; 77,739 units for Mr. Farley; 145,989 units for Mr. Fields; and 145,611 units for Mr. Booth.

(2)
Included in the stock ownership shown in the table above: Edsel B. Ford II has disclaimed beneficial ownership of 61,401 shares of common stock and 32,508 shares of Class B Stock that are either held directly by his immediate family, by charitable funds which he controls or by members of his immediate family in custodial or conservatorship accounts for the benefit of other members of his immediate family. William Clay Ford, Jr., has disclaimed beneficial ownership of 44,891 shares of common stock and 334,786 shares of Class B Stock that are either held directly by members of his immediate family or by members of his immediate family in custodial accounts for the benefit of other members of his immediate family. Present directors and executive officers as a group have disclaimed beneficial ownership of a total of 106,292 shares of common stock and 367,294 shares of Class B Stock.

Also, on February 1, 2013 (or within 60 days after that date), the Named Executives and directors listed below have rights to acquire shares of common stock through the exercise of stock options under Ford's stock option plans, as follows:

Person	Number of Shares

L. W. K. Booth	1,701,344

James D. Farley	176,746

Mark Fields	2,564,183

William Clay Ford, Jr.	8,631,057

Alan Mulally	15,179,755

Robert L. Shanks	498,220

Additionally, Mr. Manoogian pledged as security 100,000 shares of common stock held in a trust of which he is a trustee. William Clay Ford, Jr., has pledged 551,843 shares of common stock.

(3)
In general, these are common stock units credited under a deferred compensation plan and payable in cash and in the case of William Clay Ford, Jr., includes stock units under a benefit equalization plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Based on Company records and other information, Ford believes that all SEC filing requirements applicable to its directors and executive officers were complied with for 2012 and prior years.

Certain Relationships and Related Transactions

Policy and Procedure for Review and Approval of Related Party Transactions

Business transactions between Ford and its officers or directors, including companies in which a director or officer (or an immediate family member) has a substantial ownership interest or a company where such director or officer (or an immediate family member) serves as an executive officer ("related party transactions"), are not prohibited. In fact, certain related party transactions can be beneficial to the Company and its shareholders.

It is important, however, to ensure that any related party transactions are beneficial to the Company. Accordingly, any related party transaction, regardless of amount, is submitted to the Nominating and Governance Committee in advance for review and approval. All existing related party transactions are reviewed at least annually by the Nominating and Governance Committee. The Office of the General Counsel reviews all such related party transactions, existing or proposed, prior to submission to the Nominating and Governance Committee, and our General Counsel opines on the appropriateness of each related party transaction. The Nominating and Governance Committee may, at its discretion, consult with outside legal counsel.

Any director or officer with an interest in a related party transaction is expected to recuse himself or herself from any consideration of the matter.

The Nominating and Governance Committee's approval of a related party transaction may encompass a series of subsequent transactions contemplated by the original approval, i.e., transactions contemplated by an ongoing business relationship occurring over a period of time. Examples include transactions in the normal course between the Company and a dealership owned by a director or an executive officer (or an immediate family member thereof), transactions in the normal course between the Company and financial institutions with which a director or officer may be associated, and the ongoing issuances of purchase orders or releases against a blanket purchase order made in the normal course by the Company to a business with which a director or officer may be associated. In such instances, any such approval shall require that the Company make all decisions with respect to such ongoing business relationship in accordance with existing policies and procedures applicable to non-related party transactions (e.g., Company purchasing policies governing awards of business to suppliers, etc.).

In all cases, a director or officer with an interest in a related party transaction may not attempt to influence Company personnel in making any decision with respect to the transaction.

Related Party Transactions

Since January 1993, Ford has had a consulting agreement with William Clay Ford. Under this agreement, Mr. Ford is available for consultation, representation, and other duties. For these services, Ford pays him $100,000 per year and provides facilities (including office space), an administrative assistant, and security arrangements. This agreement will continue until either party ends it with 30 days' notice.

In February 2002, Ford entered into a Stadium Naming and License Agreement with The Detroit Lions, Inc. (the "Lions"), pursuant to which we acquired for $50 million, paid by us in 2002, the naming rights to a new domed stadium located in downtown Detroit at which the Lions began playing their home games during the 2002 National Football League season. We named the stadium "Ford Field." The term of the naming rights agreement is 25 years, which commenced with the 2002 National Football League season. Benefits to Ford under the naming rights agreement include exclusive exterior entrance signage and predominant interior promotional signage. In June 2005, the naming rights agreement was amended to provide for expanded Ford exposure on and around the exterior of the stadium, including the rooftop, in exchange for approximately $6.65 million to be paid in varying installments over the following ten years, of which $564,933 was paid during 2012. Beginning in 2005, the Company also agreed to provide to the Lions, at no cost, eight new model year Ford, Lincoln or Mercury brand vehicles manufactured by Ford in North America for use by the management and staff of Ford Field and the Lions and to replace such vehicles in each second successive year, for the remainder of the naming rights agreement. The cost of providing the vehicles during 2012 was $136,705. William Clay Ford is the majority owner of the Lions. In addition, William Clay Ford, Jr., is one of five minority owners and is a director and officer of the Lions.

Paul Alandt, Lynn F. Alandt's husband, owns two Ford-franchised dealerships and a Lincoln-franchised dealership. In 2012, the dealerships paid Ford about $124.5 million for products and services in the ordinary course of business. In turn, Ford paid the dealerships about $17.8 million for services in the ordinary course of business. Also in 2012, Ford Motor Credit Company LLC, a wholly-owned entity of Ford, provided about $187.4 million of financing to dealerships owned by Mr. Alandt and paid $1.1 million to them in the ordinary course of business. The dealerships paid Ford Credit about $189.5 million in the ordinary course of business. Additionally in 2012, Ford Credit purchased retail installment sales contracts and Red Carpet Leases from the dealerships in amounts of about $14.9 million and $75.0 million, respectively.

In March 2001, Marketing Associates, LLC, an entity in which Edsel B. Ford II has a majority interest, acquired all of the assets of the Marketing Associates Division of Lason Systems, Inc. Before the acquisition, the Marketing Associates Division of Lason Systems, Inc. provided various marketing and related services to the Company and this continued following the acquisition. In 2012, the Company paid Marketing Associates, LLC approximately $18.0 million for marketing and related services provided in the ordinary course of business.

Pursuant to SEC filings, the Company was notified that as of December 31, 2012, State Street Corporation, and its affiliate State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111, owned 10.4% of our common stock. During 2012, the Company paid State Street Corporation and its affiliates approximately $7.75 million in the ordinary course of business.

Pursuant to SEC filings, the Company was notified that as of December 31, 2012, Evercore Trust Company, N.A., 55 East 52nd Street, 36th Floor, New York, NY 10055, owned approximately 6.57% of the Company's common stock. During 2012, the Company paid Evercore Trust Company, N.A. approximately $1.6 million in the ordinary course of business.

Pursuant to SEC filings, the Company was notified that as of December 31, 2012, BlackRock, Inc., 40 East 52nd Street, New York, NY 10022, owned approximately 5.15% of the Company's common stock. During 2012, the Company paid BlackRock, Inc. approximately $11.0 million in the ordinary course of business.

Proposal 1 — Election of Directors

Identification of Directors

The Charter of the Nominating and Governance Committee provides that the Committee conducts all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates as directors. The Committee identifies candidates through a variety of means, including search firms, recommendations from members of the Committee and the Board, including the Executive Chairman and the President and CEO, and suggestions from Company management. It has the sole authority to retain and terminate any search firm to be used to assist it in identifying and evaluating candidates to serve as directors of the Company. The Company on behalf of the Committee has paid fees to third-party firms to assist the Committee in the identification and evaluation of potential Board members.

Fifteen directors will be elected at this year's annual meeting. Each director will serve until the next annual meeting or until he or she is succeeded by another qualified director who has been elected.

William Clay Ford, who had been a member of the Board of Directors since 1948, retired from the Board effective May 12, 2005. As with previous years, the Board of Directors has again requested that Mr. Ford serve as Director Emeritus so that the Board can continue to avail itself of his wisdom, judgment and experience, and Mr. Ford has agreed to so serve. Mr. Ford is entitled to attend Board and committee meetings and participate in discussion of matters that come before the Board or its committees, although he is not entitled to vote upon any such matters and no longer receives compensation as a non-employee Board member.

We will vote your shares as you specify when providing your proxy. If you do not specify how you want your shares voted when you provide your proxy, we will vote them for the election of all of the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares for that other person.

Qualifications Considered for Nominees

Because Ford is a large and complex company, the Nominating and Governance Committee considers numerous qualifications when considering candidates for the Board. Among the most important qualities directors should possess are the highest personal and professional ethical standards, integrity, and values. They should be committed to representing the long-term interests of all of the shareholders. Directors must also have practical wisdom and mature judgment. Directors must be objective and inquisitive. Ford recognizes the value of diversity and we endeavor to have a diverse Board, with experience in business, government, education and technology, and in areas that are relevant to the Company's global activities. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the Board for an extended period of time. Directors should also be prepared to offer their resignation in the event of any significant change in their personal circumstances that could affect the discharge of their responsibilities as directors of the Company, including a change in their principal job responsibilities.

Each of the nominees for director is now a member of the Board of Directors, which met ten times during 2012. Each of the nominees for director attended at least 75% of the combined Board of Director and committee meetings held during the periods served by such nominee in 2012. The nominees provided the following information about themselves as of February 1, 2013. Additionally, for each director-nominee we have disclosed the particular experience, qualifications, attributes, or skills that led the Board to conclude that the nominee should serve as a director.

Stephen G. Butler Age: 65 Director Since: 2004 Independent
Principal Occupation: Retired Chairman and Chief Executive Officer, KPMG, LLP

Recent Business Experience: Mr. Butler served as Chairman and CEO of KPMG, LLP from 1996 until his retirement on June 30, 2002. Mr. Butler held a variety of management positions, both in the United States and internationally, during his 33-year career at KPMG.

Current Public Company Directorships: Cooper Industries, PLC; ConAgra Foods, Inc.

Reasons for Nomination: The Board believes Mr. Butler's extensive experience in the accounting profession, both in the United States and internationally, as well as his executive experience as Chairman and CEO of KPMG for several years, provide Ford with financial expertise that has been instrumental in guiding the Company through its restructuring and that will be equally important as the Company grows. As Chair of the Audit Committee and its designated financial expert, Mr. Butler continues to add significant value to the goal of improving our balance sheet while fulfilling our financial reporting obligations accurately and transparently.

Kimberly A. Casiano Age: 55 Director Since: 2003 Independent
Principal Occupation: President, Kimberly Casiano & Associates, San Juan, Puerto Rico

Recent Business Experience: On January 1, 2010, Ms. Casiano established Kimberly Casiano & Associates, where she is President. The firm provides advisory services in marketing, recruiting, communications, advocacy, and diversity to target the U.S. Hispanic market, the Caribbean, and Latin America. From 1994 until December 31, 2009, Ms. Casiano was President and Chief Operating Officer of Casiano Communications, a publishing and direct marketing company. From 1987 to 1994, she held a number of management positions within Casiano Communications in the periodicals and magazines and the bilingual direct marketing and call center divisions of the company. Ms. Casiano is a member of the Board of Directors of Mutual of America, Scotiabank of Puerto Rico, and the Hispanic Scholarship Fund.

Current Public Company Directorships: Mead Johnson Nutrition Company

Reasons for Nomination: The Board believes that Ms. Casiano's experience as President and COO of Casiano Communications and her current position as President of Kimberly Casiano & Associates provides the Company with unique insight into marketing and sales, particularly regarding the U.S. Hispanic community and Latin America. This skill is important to Ford's attempt to grow our market share profitably.

Anthony F. Earley, Jr. Age: 63 Director Since: 2009 Independent
Principal Occupation: Chairman, Chief Executive Officer & President, PG&E Corp., San Francisco, California

Recent Business Experience: Mr. Earley became Chairman, Chief Executive Officer and President of PG&E Corporation in September 2011. Previously, Mr. Earley was Executive Chairman of DTE Energy since October 2010. He had been Chairman and Chief Executive Officer of DTE Energy since 1998. Mr. Earley joined DTE Energy in 1994 as President and Chief Operating Officer. Prior to that time, Mr. Earley served as President and Chief Operating Officer of the Long Island Lighting Company, an electric and gas utility in New York. Mr. Earley is a director of the Nuclear Energy Institute and the Edison Electric Institute. Mr. Earley also has served on the boards of numerous charitable and civic organizations, including United Way of the Bay Area, the Bay Area Council, and the Exploratorium. He served as an officer in the United States Navy nuclear submarine program where he was qualified as a chief engineer officer. Within the past five years, Mr. Earley served on the board of Comerica, Inc., Masco Corp., and DTE Energy.

Current Public Company Directorships: PG&E Corporation

Reasons for Nomination: The Board believes that, as Ford continues to develop hybrid and electric vehicles, Mr. Earley's experience as Chairman, CEO and President of PG&E Corp., his leadership positions in the electric and nuclear industries, and his experience as a U.S. Navy officer, provide Ford with a uniquely qualified individual who can assist in the development of vehicles our customers want and value. In addition, Mr. Earley is able to provide valuable advice regarding the development of the electrical infrastructure needed to assist in the widespread acceptance of electric vehicles. As the Chairman and CEO of PG&E Corp., and formerly at DTE Energy, Mr. Earley also possesses significant leadership and general management expertise.

Edsel B. Ford II Age: 64 Director Since: 1988
Principal Occupation: Director and Consultant, Ford Motor Company

Recent Business Experience: Mr. Ford is a retired Vice President of Ford Motor Company and former President and Chief Operating Officer of Ford Motor Credit Company. He presently serves as a consultant to the Company.

Current Public Company Directorships: International Speedway Corporation

Reasons for Nomination: The Board believes that Mr. Ford brings a deep knowledge of Ford's business to Board deliberations through his experience as President and COO of Ford Motor Credit Company, as well as his role as consultant to the Company. Mr. Ford also adds significant value in various stakeholder relationships, including relationships with dealers, non-government organizations, employees, and the communities in which Ford has a significant presence. Mr. Ford's life-long affiliation with the Company provides the Board with a unique historical perspective and a focus on the long-term interests of the Company.

William Clay Ford, Jr. Age: 55 Director Since: 1988
Principal Occupation: Executive Chairman and Chairman of the Board of Directors, Ford Motor Company

Recent Business Experience: Mr. Ford has held a number of management positions within Ford, including Vice President — Commercial Truck Vehicle Center. From 1995 until October 30, 2001, Mr. Ford was Chair of the Finance Committee. Effective January 1, 1999, he was elected Chairman of the Board of Directors and effective October 30, 2001, he was elected Chief Executive Officer of the Company. Mr. Ford became Executive Chairman of the Company on September 1, 2006 and is the current Chair of the Finance Committee. Mr. Ford also is Vice Chairman of The Detroit Lions, Inc., Chairman of the Detroit Economic Club, and Trustee of The Henry Ford. He also is a member of the Boards of Business Leaders for Michigan and the Henry Ford Health System.

Current Public Company Directorships: eBay Inc.

Reasons for Nomination: The Board believes that Mr. Ford's extensive experience in various executive positions, service as CEO, and present service as Executive Chairman, provides the Board with unique insight regarding Company-wide issues. This experience, as well as in his role as Chairman of the Board, assist the Board in developing its long-term strategy, while his life-long affiliation with the Company reinforces the long-term interests of Ford and its shareholders. Mr. Ford's knowledge and experience also add significant value to the Company's relationship with its various stakeholders.

Richard A. Gephardt Age: 72 Director Since: 2009 Independent
Principal Occupation: President and Chief Executive Officer, Gephardt Group, Atlanta, Georgia

Recent Business Experience: Mr. Gephardt has been President and Chief Executive Officer since 2005 of Gephardt Group, LLC, a multi-disciplined consulting firm. He also served as Strategic Advisor for the Government Affairs practice group of DLA Piper, one of the world's largest legal services providers, and as a consultant to Goldman, Sachs & Co. Mr. Gephardt is the former Majority Leader of the U.S. House of Representatives and served 14 terms in Congress from 1976 until January 2005. While in Congress, he served on the Budget Committee and on the Ways and Means Committee. Mr. Gephardt was elected Chairman of the House Democratic Caucus in 1984; and he served as majority leader from 1989 to 1994. In 1994, he was elected House Democratic Leader, the top Democratic leadership position in the House. Mr. Gephardt also served as minority leader from 1995 to 2003. Within the past five years, Mr. Gephardt served on the board of Dana Holding Corporation.

Current Public Company Directorships: Centene Corporation; CenturyLink; Spirit Aerosystems Holding, Incorporated; United States Steel Corporation

Reasons for Nomination: The Board believes that Mr. Gephardt's distinguished career in public service provides the Board with important insight into the many government relations and international issues affecting Ford. Additionally, Mr. Gephardt's experience in business consulting provides Ford with unique knowledge of business challenges across a broad spectrum of industries.

James H. Hance, Jr. Age: 68 Director Since: 2010 Independent
Principal Occupation: Operating Executive to the Carlyle Group, New York, New York

Recent Business Experience: Mr. Hance is the former chief financial officer and former vice chairman and member of the Board of Bank of America, where he retired in 2005 after 18 years with the company. A certified public accountant, Mr. Hance spent 17 years with Price Waterhouse (now PricewaterhouseCoopers) in Philadelphia and Charlotte. From August 1985 until December 1986, he was chairman and co-owner of Consolidated Coin Caterers Corp. In March 1987, Mr. Hance joined NCNB, a predecessor to Bank of America. Mr. Hance also is a trustee of Washington University in St. Louis and Johnson & Wales University, based in Providence, R.I. Mr. Hance is the non-Executive Chairman of the Board of Sprint Nextel Corp. and an operating executive with the Carlyle Group. Within the past five years, Mr. Hance served on the boards of Rayonier, Inc.; Carlyle Capital Corporation; and Morgan Stanley Corp.

Current Public Company Directorships: Sprint Nextel Corp.; Cousins Properties Inc.; Duke Energy Corp.; The Carlyle Group

Reasons for Nomination: The Board believes that Mr. Hance's extensive experience in the banking industry brings financial expertise to deliberations regarding the Company's balance sheet and liquidity. In addition, Mr. Hance's CPA background, his experience as a Chief Financial Officer, and his tenure as vice chairman of Bank of America, provide the Board with another experienced point of view in accounting, Audit Committee, and general operational matters.

William W. Helman IV Age: 54 Director Since: 2011 Independent
Principal Occupation: Partner, Greylock Partners, Cambridge, Massachusetts

Recent Business Experience: Mr. Helman joined Greylock Partners in 1984. Greylock is a venture capital firm focused on early stage investments in technology, consumer internet, and healthcare. Mr. Helman led Greylock's investments in Millennium Pharmaceuticals, Hyperion, Vertex Pharmaceuticals, and UPromise, among others, and today sits on the board of ZipCar, Inc. In addition, Mr. Helman serves on the Board of Trustees of Dartmouth College and on the Board of Harvard Management Company. He is on the Board of the Isabella Stewart Gardner Museum, the Steppingstone Foundation, the Dartmouth-Hitchcock Hospital, and is a member of the Harvard Medical School Board of Fellows.

Current Public Company Directorships: Zipcar, Inc.

Reasons for Nomination: The Board believes that Mr. Helman's experience as a venture capitalist in the technology, consumer internet, and healthcare industries will bring a unique perspective to Board deliberations concerning new technology investments, social media marketing, and dealing effectively with healthcare issues. These issues are becoming increasingly important as the auto industry adopts new technologies, develops solutions to personal mobility challenges, adapts to new social media techniques, and the country fully implements new federal healthcare legislation.

Jon M. Huntsman, Jr. Age: 52 Director Since: February 2012 Independent
Principal Occupation: Chairman of the Huntsman Cancer Foundation, Salt Lake City, Utah

Recent Business Experience: Governor Huntsman was appointed Chairman of the Huntsman Cancer Foundation on January 26, 2012. He was United States Ambassador to China from August 2009 until April 2011. Prior to that, Gov. Huntsman was twice elected Governor of Utah from 2005 to 2009. He began his public service career as a White House staff assistant to President Ronald Reagan and has since included appointments as Deputy Assistant Secretary of Commerce for Asia, U.S. Ambassador to Singapore, and Deputy U.S. Trade Representative. Gov. Huntsman is a founding director of the Pacific Council on International Policy and serves on the boards of the U.S. Naval Academy Foundation and the National Committee on U.S.-China Relations. He also has served on the boards of the Brookings Institute Asia Policy Board, the Center for Strategic and International Studies Pacific Forum, the Asia Society in New York, and the National Bureau of Asian Research.

Current Public Company Directorships: Huntsman Corporation; Caterpillar, Inc.

Reasons for Nomination: The Board believes that Gov. Huntsman brings a wealth of experience in the Asia Pacific region, where the Company intends to grow significantly in the coming years. Gov. Huntsman's knowledge and expertise will assist the Board in its deliberations concerning the expansion of Ford's business in this growth region.

Richard A. Manoogian Age: 76 Director Since: 2001 Independent
Principal Occupation: Chairman Emeritus, Masco Corporation; Chairman, Alex and Marie Manoogian Foundation; President, Richard and Jane Manoogian Foundation, Taylor, Michigan

Recent Business Experience: Mr. Manoogian has been with Masco since 1958, became Vice President and a member of the Board in 1964, President in 1968, and Chairman in 1985. Mr. Manoogian served as Chief Executive Officer of Masco from 1985 until he transitioned to Executive Chairman in July 2007. Effective June 30, 2009, Mr. Manoogian retired from the position of Executive Chairman of Masco. Mr. Manoogian is a member of the Board of Business Leaders for Michigan, The Henry Ford, and the Detroit Economic Club. Within the past five years, Mr. Manoogian served on the board of JPMorgan Chase & Co.

Current Public Company Directorships: Masco Corporation

Reasons for Nomination: The Board believes that Mr. Manoogian's experience as Chairman and CEO of Masco provides the Board with overall general management expertise as well as experience in the successful development of multiple brands. Additionally, as an experienced CEO of an S&P 500 company, Mr. Manoogian brings a wealth of knowledge on executive compensation matters to his position as Chair of the Compensation Committee.

Ellen R. Marram Age: 65 Director Since: 1988 Independent
Principal Occupation: President, The Barnegat Group, LLC, New York, New York

Recent Business Experience: Ms. Marram is President of the Barnegat Group, LLC, a business advisory firm. From September 2000 through December 2005, Ms. Marram was Managing Director of North Castle Partners, LLC, a private equity firm. Ms. Marram previously served as President and CEO of Tropicana Beverage Group from September 1997 until November 1998, and had previously served as President of the Group, as well as Executive Vice President of The Seagram Company Ltd. and Joseph E. Seagram & Sons, Inc. Before joining Seagram in 1993, she served as President and CEO of Nabisco Biscuit Company and Senior Vice President of the Nabisco Foods Group from June 1988 until April 1993. Ms. Marram is a trustee of Wellesley College, an Advisor Emeritus to Deutsche Bank NA, and serves on a number of non-profit boards, including Institute for the Future, New York Presbyterian Hospital, and the Lincoln Center Theater. Within the past five years, Ms. Marram served on the board of Cadbury Schweppes plc.

Current Public Company Directorships: The New York Times Company; Eli Lilly and Company

Reasons for Nomination: The Board believes that Ms. Marram's general management and marketing experience in managing well-known consumer brands adds significant expertise to Ford's focus on strengthening our core brands. Additionally, Ms. Marram's experience in advising companies provides her with multiple perspectives on successful strategies across a variety of businesses. Ms. Marram also brings a keen understanding of corporate governance matters to her position as Chair of the Nominating and Governance Committee.

Alan Mulally Age: 67 Director Since: 2006
Principal Occupation: President and Chief Executive Officer, Ford Motor Company

Recent Business Experience: Mr. Mulally was elected President and Chief Executive Officer of Ford effective September 1, 2006. Since March 2001, Mr. Mulally had been Executive Vice President of the Boeing Company and President and Chief Executive Officer of Boeing Commercial Airplanes. He also was a member of the Boeing Executive Council. Prior to that time, Mr. Mulally served as President of Boeing's space and defense business. Mr. Mulally has served as co-chair of the Washington Competitiveness Council, and has sat on the advisory boards of NASA, the University of Washington, the University of Kansas, the Massachusetts Institute of Technology, and the U.S. Air Force Scientific Advisory Board. He is a member of the U.S. National Academy of Engineering and a fellow of England's Royal Academy of Engineering.

Reasons for Nomination: As Ford's President and CEO, the Board believes that Mr. Mulally continues to provide the strategic and management leadership necessary to create an exciting viable Ford delivering profitable growth for all. Mr. Mulally's experience at Boeing after September 11, 2001, evidenced his expertise in managing a company in the midst of a crisis by focusing its management on important business priorities, leading to a period of sustained growth. Mr. Mulally continues to use these skills to lead Ford in executing our ONE Ford Plan.

Homer A. Neal Age: 70 Director Since: 1997 Independent
Principal Occupation: Director, ATLAS Project, Professor of Physics, Interim President Emeritus, and Vice President for Research Emeritus, University of Michigan, Ann Arbor, Michigan

Recent Business Experience: Dr. Neal is Director, University of Michigan ATLAS Project, Samuel A. Goudsmit Distinguished Professor of Physics, Interim President Emeritus and Vice President for Research Emeritus at the University of Michigan. He joined the University as Chairman of its Physics Department in 1987 and in 1993 was named University Vice President of Research. Dr. Neal served as Interim President of the University of Michigan from July 1, 1996 to February 1, 1997. He has served as a member of the U.S. National Science Board, the Advisory Board of the Oak Ridge National Laboratory, as Trustee of the Center for Strategic and International Studies, as a member of the Board of Regents of the Smithsonian Institution and as a member of the Advisory Board for the Lawrence Berkeley National Laboratory. He has also been a member of the Board of Physics and Astronomy of the National Research Council and has served as Chair of the Physics Advisory Council of the National Science Foundation. Dr. Neal currently is a member of the Board of Trustees of the Richard Lounsbery Foundation and a member of the Council of the Smithsonian National Museum of African American History and Culture. His research area is high energy physics and he is presently involved in the major ATLAS experiment at the European Organization for Nuclear Research in Geneva, Switzerland.

Reasons for Nomination: The Board believes that Dr. Neal's vast experience and knowledge in the field of science brings a unique skill to the Board. Dr. Neal's expertise has assisted our intellectual property management process through his presence on the Ford Board of Directors and on the board of managers of Ford Global Technologies, LLC. Additionally, as Chair of the Sustainability Committee, he continues to apply his unique scientific knowledge to the development and implementation of Ford's long-term sustainability strategy.

Gerald L. Shaheen Age: 68 Director Since: 2007 Independent
Principal Occupation: Retired Group President, Caterpillar, Inc., Peoria, Illinois

Recent Business Experience: Mr. Shaheen was appointed Group President of Caterpillar in November 1998 and had responsibility for the design, development and production of the company's large construction and mining equipment, as well as marketing and sales operations in North America, Caterpillar's components business, and its research and development division. Mr. Shaheen joined Caterpillar in 1967 and held a variety of management positions. He retired from Caterpillar effective February 1, 2008. Mr. Shaheen is a board member and past chairman of the U.S. Chamber of Commerce, a board member of the MS Society of Greater Illinois, Chairman of the Illinois Neurological Institute, and past chairman of the Board of Trustees of Bradley University. Within the past five years, Mr. Shaheen served on the board of National City Corporation.

Current Public Company Directorships: AGCO Corporation

Reasons for Nomination: The Board believes that Mr. Shaheen's extensive experience as a Group President at Caterpillar adds a depth of manufacturing and general management knowledge that is beneficial for an automobile manufacturer. His knowledge of marketing and sales, as well as experience in research and development, related to the manufacture and sale of products in a capital and labor intensive industry, provide valuable insight into Ford's efforts to build products our customers want and value.

John L. Thornton Age: 59 Director Since: 1996 Independent
Principal Occupation: Professor and Director, Global Leadership Program, Tsinghua University, Beijing, China

Recent Business Experience: Mr. Thornton retired as President and Co-Chief Operating Officer of The Goldman Sachs Group, Inc., on June 30, 2003. Mr. Thornton was appointed to that post in 1999 and formerly served as Chairman of Goldman Sachs — Asia from 1996 to 1998. He was previously Co-Chief Executive of Goldman Sachs International, the firm's business in Europe, the Middle East, and Africa. Mr. Thornton is non-executive Chairman of HSBC North America Holdings, Inc. and Co-Chairman of the Board of Directors of Barrick Gold Corporation. In addition, Mr. Thornton is the Chairman of the Board of Trustees of the Brookings Institution. Within the past five years, Mr. Thornton served on the Boards of Intel, Inc., Industrial Commercial Bank of China Limited, China Netcom Group Corporation (Hong Kong) Limited, and News Corporation.

Current Public Company Directorships: China Unicom Limited; HSBC Holdings, plc; Barrick Gold Corporation

Reasons for Nomination: The Board believes that Mr. Thornton's extensive experience in corporate finance matters is critical to achieving the ONE Ford goals of financing our plan, improving our balance sheet, and creating profitable growth for all. Also, Mr. Thornton's extensive knowledge of China brings to the Board valuable insight into what has become one of the world's most important automotive growth markets.

Proposal 1 — Election of Directors

Director Compensation(1)

(a)	(b)	(c)	(d)	(e)
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards ($)	All Other Compensation(2) ($)	Total ($)

Stephen G. Butler	265,000	0	28,360	293,360

Kimberly A. Casiano	250,000	0	36,499	286,499

Anthony F. Earley, Jr.	250,000	0	24,605	274,605

Edsel B. Ford II	250,000	0	663,406	913,406

Richard A. Gephardt	250,000	0	26,766	276,766

James H. Hance, Jr.	250,000	0	24,265	274,265

William W. Helman IV	250,000	0	12,537	262,537

Irvine O. Hockaday, Jr.	275,000	0	24,739	299,739

Jon M. Huntsman, Jr.	250,000	0	23,802	273,802

Richard A. Manoogian	265,000	0	26,719	291,719

Ellen R. Marram	265,000	0	27,528	292,528

Homer A. Neal	265,000	0	47,796	312,796

Gerald L. Shaheen	250,000	0	31,910	281,910

John L. Thornton	250,000	0	23,669	273,669

(1) Standard Compensation Arrangements

Fees.    On February 8, 2012, the Board of Directors approved an increase in Board annual retainer compensation to $250,000 from the former $200,000 and approved increases in the Presiding Director and Committee chair fees by $15,000 and $10,000, respectively. The increases were effective from January 1, 2012. The current fees structure is:

Annual Board membership fee	$250,000
Annual Presiding Director fee	$25,000
Annual Committee chair fee	$15,000

A review of director compensation at companies similarly situated to Ford indicated that Ford was below the average and at about the median level paid to directors. The increase is consistent with Ford's philosophy of paying its directors near the top level of the leading companies in order to permit the Company to continue to attract quality directors.

Survey data also indicated that our fees for the Presiding Director position and the Committee chairs were below competitive levels. The Board approved the additional compensation for the Presiding Director and the chairs of each of the Committees, as shown above, to be reasonably competitive with leading companies.

Deferred Compensation Plan.    Under this plan, 60% of a director's annual Board membership fee must be deferred in common stock units. Directors also can choose to have the payment of all or some of the remainder of their fees deferred in the form of cash and/or common stock units. Each common stock unit is equal in value to a share of common stock and is ultimately paid in cash. These common stock units generate Dividend Equivalents in the form of additional common stock units (if dividends are paid on common stock). These units are credited to the directors' accounts on the date common stock cash dividends are paid. Any fees deferred in cash are held in the general funds of the Company. Interest on fees deferred in cash is credited semi-annually to the directors' accounts at the then-current U.S. Treasury Bill rate plus 0.75%. In general, deferred amounts are not paid until after the director retires from the Board. The amounts are paid, at the director's option, either in a lump sum or in annual installments over a period of up to ten years. In light of the requirement that

60% of annual director fees are deferred into common stock units, and that directors do not realize the cash value of such units until after they leave the Board, there is no minimum share ownership requirement for members of the Board.

Insurance.    Ford provides non-employee directors with $200,000 of life insurance which ends when a director retires. A director can choose to reduce life insurance coverage to $50,000 and avoid any income imputation. Edsel B. Ford II does not participate in this plan because, as a former employee, he is entitled to $25,000 of Company-provided life insurance. The life insurance premiums paid by the Company for each director are reflected in the All Other Compensation in 2012 table below.

Ford also provides non-employee directors with the option to obtain Company provided healthcare insurance at no cost. The healthcare insurance is identical to healthcare insurance provided to employees, except for the employee paid portion of premiums. Six directors have elected this option and that portion of the premiums that the Company pays on behalf of directors that employees typically pay is included in column (d).

Evaluation Vehicle Program.    We provide non-employee directors with the use of up to two Company vehicles free of charge. Directors are expected to provide evaluations of the vehicles to the Company. The cost of providing these vehicles is included in the All Other Compensation in 2012 table below.

(2) The following table summarizes the amounts shown in column (d).

All Other Compensation in 2012

Name	Fees(i) ($)	Perquisites/ Evaluation Vehicles(ii) ($)	Tax Reimbursement ($)	Life Insurance Premiums ($)	Total ($)

Stephen G. Butler		16,093	12,056	211	28,360

Kimberly A. Casiano		21,753	14,535	211	36,499

Anthony F. Earley, Jr.		13,788	10,606	211	24,605

Edsel B. Ford II	650,000	13,179	0	227	663,406

Richard A. Gephardt		13,786	12,769	211	26,766

James H. Hance, Jr.		12,907	11,147	211	24,265

William W. Helman IV		7,345	4,981	211	12,537

Irvine O. Hockaday, Jr.		13,934	10,594	211	24,739

Jon M. Huntsman, Jr.		15,846	7,762	194	23,802

Richard A. Manoogian		12,216	14,292	211	26,719

Ellen R. Marram		17,513	9,962	53	27,528

Homer A. Neal	12,000	21,866	13,719	211	47,796

Gerald L. Shaheen		17,868	13,831	211	31,910

John L. Thornton		12,428	11,030	211	23,669
(i)
The amount shown for Edsel B. Ford II reflects the fees he earned pursuant to a January 1999 consulting agreement between the Company and Mr. Ford. The agreement was amended effective January 1, 2012 to increase Mr. Ford's annual fee to $650,000. The consulting fee is payable quarterly in arrears in cash. Mr. Ford is available for consultation, representation, and other duties under the agreement. Additionally, the

  Company provides facilities (including office space) and an administrative assistant to Mr. Ford. This agreement will continue until either party ends it with 30 days' notice. The amount shown for Dr. Neal reflects fees paid as a member of the board of managers of Ford Global Technologies, LLC, a wholly-owned entity that manages the Company's intellectual property. As a non-employee director of such board, Dr. Neal receives the customary fees paid to non-employee directors. Currently, the fees are: Annual Fee: $10,000, Attendance Fee: $1,000 per meeting. Dr. Neal attended both meetings of the board of managers of Ford Global Technologies, LLC, during 2012.

(ii)
All amounts shown in this column reflect the cost of: (i) evaluation vehicles provided to Directors (see footnote 1 above); (ii) the actual cost incurred for holiday gifts; and (iii) healthcare insurance premiums for certain directors (see footnote 1 above). We calculate the aggregate incremental costs of providing the evaluation vehicles by estimating the lease fee of a comparable vehicle under our Management Lease Program. The lease fee under that program takes into account the cost of using the vehicle, maintenance, license, title and registration fees, and insurance.

The Board of Directors recommends a Vote "FOR" Proposal 1.

Proposal 2 — Ratification of Independent Registered Public Accounting Firm

Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors selects and hires the independent registered public accounting firm to audit Ford's books of account and other corporate records. You must approve the Audit Committee's selection for 2013.

The Audit Committee selected PricewaterhouseCoopers LLP to audit Ford's books of account and other corporate records for 2013. PricewaterhouseCoopers LLP is well qualified to audit Ford's books of account and other corporate records. Representatives of PricewaterhouseCoopers LLP will be present at the meeting with the opportunity to make a statement and answer questions.

Amounts paid by the Company to PricewaterhouseCoopers LLP for audit and non-audit services rendered in 2011 and 2012 are disclosed in the Audit Committee Report (see p. 38).

Ford management will present the following resolution to the meeting:

"RESOLVED, That the selection, by the Audit Committee of the Board of Directors, of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the books of account and other corporate records of the Company, and to review the effectiveness of the Company's internal controls over financial reporting, for 2013 is ratified."

The Board of Directors recommends a Vote "FOR" Proposal 2.

Audit Committee Report

The Audit Committee is composed of five directors, all of whom meet the independence standards contained in the NYSE Listed Company rules, SEC rules and Ford's Corporate Governance Principles, and operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter may be found on the Company's website, www.corporate.ford.com. The Audit Committee selects, subject to shareholder ratification, the Company's independent registered public accounting firm.

Ford management is responsible for the Company's internal controls and the financial reporting process. The independent registered public accounting firm, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), is responsible for performing independent audits of the Company's consolidated financial statements and internal controls over financial reporting and issuing an opinion on the conformity of those audited financial statements with United States generally accepted accounting principles and on the effectiveness of the Company's internal controls over financial reporting. The Audit Committee monitors the Company's financial reporting process and reports to the Board of Directors on its findings. PricewaterhouseCoopers served as the Company's independent registered public accounting firm in 2012 and 2011.

Audit Fees

The Company paid PricewaterhouseCoopers $36.5 million and $35.7 million for audit services for the years ended December 31, 2012 and 2011, respectively. Audit services consisted of the audit of the financial statements included in the Company's Annual Report on Form 10-K, reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q, attestation of the effectiveness of the Company's internal controls over financial reporting, preparation of statutory audit reports, and providing comfort letters in connection with Ford and Ford Motor Credit Company funding transactions.

Audit-Related Fees

The Company paid PricewaterhouseCoopers $4.3 million and $6.6 million for audit-related services for the years ended December 31, 2012 and 2011, respectively. Audit-related services included support of funding transactions, due diligence for mergers, acquisitions and divestitures, employee benefit plan audits, attestation services, internal control reviews, and assistance with interpretation of accounting standards.

Tax Fees

The Company paid PricewaterhouseCoopers $3.2 million and $4.4 million for tax services for the years ended December 31, 2012 and 2011, respectively. The types of tax services provided included assistance with tax compliance and the preparation of tax returns, tax consultation, planning and implementation services, assistance in connection with tax audits, and tax advice related to mergers, acquisitions and divestitures. Of the fees paid for tax services, the Company paid 63% and 53% for tax compliance and the preparation of Company tax returns in 2012 and 2011, respectively.

All Other Fees

The Company paid PricewaterhouseCoopers $2.2 million and $0.5 million for other services for the years ended December 31, 2012 and 2011, respectively. The types of other services provided included advisory services to help support quantification of potential insurance claims and research analysis regarding new markets.

Total Fees

The Company paid PricewaterhouseCoopers a total of $46.2 and $47.2 million in fees for the years ended December 31, 2012 and 2011, respectively.

Auditor Independence

During the last year, the Audit Committee met and held discussions with management and PricewaterhouseCoopers. The Audit Committee reviewed and discussed with Ford management and PricewaterhouseCoopers the audited financial statements and the assessment of the effectiveness of internal controls over financial reporting contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2012. The Audit Committee also discussed with PricewaterhouseCoopers the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, as well as by SEC regulations.

PricewaterhouseCoopers submitted to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the audit committee concerning independence. The Audit Committee discussed with PricewaterhouseCoopers such firm's independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC.

The Audit Committee also considered whether the provision of other non-audit services by PricewaterhouseCoopers to the Company is compatible with maintaining the independence of PricewaterhouseCoopers and concluded that the independence of PricewaterhouseCoopers is not compromised by the provision of such services.

Annually, the Audit Committee pre-approves categories of services to be performed (rather than individual engagements) by PricewaterhouseCoopers. As part of this approval, an amount is established for each category of services (Audit, Audit-Related, Tax Services, and other services). In the event the pre-approved amounts prove to be insufficient, a request for incremental funding will be submitted to the Audit Committee for approval during the next regularly scheduled meeting. In addition, all new engagements greater than $250,000 will be presented in advance to the Audit Committee for approval. A regular report is prepared for each regular Audit Committee meeting outlining actual fees and expenses paid or committed against approved fees.

Audit Committee
Stephen G. Butler (Chair)
Kimberly A. Casiano James H. Hance, Jr.	Irvine O. Hockaday, Jr. Gerald L. Shaheen

Proposal 3 — Approval of the Compensation of the Named Executives

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide you with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our Named Executives, as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. At the 2011 Annual Meeting you approved our proposal to provide you with this opportunity on an annual basis.

As described in detail in the "Compensation Discussion and Analysis," we seek to closely align the interests of our Named Executives with yours. Our compensation programs are designed to reward our Named Executives for the achievement of short-term and long-term strategic and operational goals, while at the same time avoiding unnecessary or excessive risk-taking. We urge you to read the "Compensation Discussion and Analysis" on pp. 41-59 and the other related executive compensation disclosures so that you have an understanding of our executive compensation philosophy, policies, and practices.

The vote on this resolution is not intended to address any specific element of compensation; rather the vote relates to the compensation of our Named Executives, as described in this Proxy Statement. The vote is advisory, which means that the vote is not binding on the Company, our Board of Directors, or the Compensation Committee.

Ford management will present the following resolution to the meeting:

"RESOLVED, That the Company's shareholders approve, on an advisory basis, the compensation of the Named Executives, as disclosed in the Company's Proxy Statement for the 2013 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure."

The Board of Directors recommends a Vote "FOR" Proposal 3.

Executive Compensation

Compensation Discussion and Analysis (CD&A)

Executive Summary

In 2012, we continued to accelerate our ONE Ford Plan. The key elements of the ONE Ford Plan are:

  1.
  Aggressively restructure to operate profitably at the current demand and changing model mix.

  2.
  Accelerate the development of new products our customers want and value.

  3.
  Finance our plan and improve our balance sheet.

  4.
  Work together effectively as one team, leveraging our global assets.

The Company's Performance

We believe in the effectiveness of our ONE Ford Plan and the compensation programs that we have designed to support it. The table below shows our performance in key metrics over the past three years:

	2010	2011	2012

Global Profits-Before Taxes ("PBT")*	$8.3 Bils.	$8.8 Bils.	$8.0 Bils.

Automotive Operating-Related Cash Flow**	$4.4 Bils.	$5.6 Bils.	$3.4 Bils.

Automotive Operating Margin	6.1%	5.4%	5.3%

Total U.S. Market Share	16.4%	16.5%	15.2%

Total Company Net Revenue	$120.9 Bils.	$136.3 Bils.	$134.3 Bils.
*
Excludes special items. For reconciliation of our total profits-before-taxes to U.S. generally accepted accounting principles ("GAAP"), please refer to Appendix IV.

**
For reconciliation of our Automotive Operating-Related Cash Flow to GAAP, please refer to Appendix V.

We demonstrated our growth strategy during 2012 when we:

•
Launched 25 new or redesigned vehicles and 31 powertrains globally;

•
Achieved record revenue, wholesales, and market share in Asia Pacific and China; and

•
Continued our largest and fastest manufacturing expansion in more than 50 years, adding capacity to support growth plans in North America and Asia Pacific.

As further evidence that our ONE Ford plan is effective, our results have remained consistently strong over a sustained period of time and have also driven shareholder return. The table below shows that Ford's total shareholder returns over the one and five year periods have exceeded the average total shareholder returns of the S&P 500 and of our survey group companies and compare favorably to those returns over the three year period (for a list of the companies in our survey group see p. 46).

	1-Year Total Shareholder Return	3-Year Total Shareholder Return	5-Year Total Shareholder Return

Ford	22.6%	31.9%	96.0%

S&P 500	16.0%	36.3%	8.6%

Average of Survey Group	11.9%	36.1%	5.7%

Although the European debt crisis has adversely affected the performance of almost all automakers during 2012, our stock price outperformed the average of our peer group as well as the S&P 500. Despite these challenges and implementation of our growth strategy, the first table above shows that during 2012 we achieved strong global PBT, Automotive operating-related cash flow, and revenues. We believe our 2012 performance clearly shows our management team performed exceedingly well in a difficult environment.

Two recent events further demonstrate our progress and support our confidence in the future. First, in May 2012, our credit rating was returned to investment grade by the second of the three major credit rating agencies, thus allowing the return of our pledged assets, including the Blue Oval. Second, after reinstating a dividend in 2012, we doubled it during the first quarter of 2013 to provide a direct financial return to our investors.

How Compensation is Tied to Company Performance

As we have for many years, in 2012 we tied our executive compensation practices to performance against defined metrics aligned with the ONE Ford objectives. The metrics used in our cash and equity incentive plans have remained consistent for the past several years, and achievement of these metrics provided the basis for the compensation decisions for the Named Executives.

Payouts under the Incentive Bonus Plan for the 2012 performance period were less than the payouts for the 2011 performance period (see column (g) of the Summary Compensation Table on p. 61). Payouts were lower because our 2012 performance-to-objectives was lower than our 2011 performance-to-objectives. This demonstrates our pay-for-performance philosophy (see Compensation Philosophy, Strategy, and Guiding Principles on pp. 43-45).

In addition, the Performance Units granted in 2012 paid out at 61% of target, reflecting the Company's performance against objectives established under these awards. The direct correlation between the payouts under our Incentive Bonus Plan and the Performance Units demonstrates our pay-for-performance philosophy (see Compensation Philosophy, Strategy, and Guiding Principles on pp. 43-45).

Executive Compensation and Governance Practices

Underlying our compensation programs is an emphasis on sound governance practices. These practices include:

•
a fully independent compensation consultant to the Compensation Committee;

•
robust stock ownership guidelines for officers; and

•
a compensation clawback policy that requires any Company officer to repay or return cash bonuses and/or equity awards in certain circumstances (see Risk Assessment Regarding Compensation Policies and Practices on pp. 14-15 and Compensation Committee Operations on pp. 15-16).

We reviewed and discussed the findings of a risk assessment of these and other compensation policies and practices with the Compensation Committee and concluded that our compensation programs are designed with an appropriate balance of risk and reward in relation to our ONE Ford Plan and do not encourage excessive or unnecessary risk-taking behavior. As a result, we do not believe that risks relating to our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on the Company. Consequently, we did not make any significant changes to our executive compensation practices for 2012 as a result of our compensation risk analysis and none is planned for 2013.

Named Executive Officers

The Named Executives are:

  •
  Alan Mulally — President and Chief Executive Officer

  •
  Robert L. Shanks — Executive Vice President and Chief Financial Officer

  •
  William Clay Ford, Jr. — Executive Chairman

  •
  Mark Fields — Chief Operating Officer

  •
  James D. Farley — Executive Vice President — Global Marketing, Sales & Service, and Lincoln

  •
  L. W. K. Booth* — Retired Executive Vice President and Chief Financial Officer

*
Mr. Booth retired effective April 1, 2012.

How We Determine Compensation

The following discussion of our compensation philosophy, strategy, and guiding principles provides you with the framework within which compensation programs are developed at Ford. Additionally, the discussion of the Company's compensation objectives and business strategy identifies for you those areas that are important in executing our ONE Ford Plan.

Compensation Philosophy, Strategy, and Guiding Principles

Our Compensation Committee adopted the following Philosophy Statement with respect to all salaried employees:

  "Compensation and benefits programs are an important part of the Company's employment relationship, which also includes challenging and rewarding work, growth and career development opportunities, and being part of a leading company with a diverse workforce and great products. Ford is a global company with consistent compensation and benefits practices that are affordable to the business.

  Pay for performance is fundamental to our compensation philosophy. We reward individuals for performance and contributions to business success. Our compensation and benefits package in total will be competitive with leading companies in each country."

In addition, the Committee has approved the following Strategy Statement:

  "Compensation will be used to attract, retain, and motivate employees and to reward the achievement of business results through the delivery of competitive pay and incentive programs. Benefits provide employees with income security and protection from catastrophic loss. The Company will develop benefit programs that meet these objectives while minimizing its long-term liabilities."

Executive Compensation

The following Guiding Principles ensure our Philosophy and Strategy statements are applied consistently across the business for our salaried employees. They work together — no one principle is more important than any other, and business judgment is used to balance them to ensure our compensation and benefit programs are effective in supporting our objectives.

Principle	Overall Objective

Performance Orientation	Compensation programs should support and reinforce a pay-for-performance culture. They should motivate and reward employees for achieving desired business results. Benefit programs should provide income security and support/protect for catastrophic loss.

Competitive Positioning	Competitive compensation and benefit programs are critical to attracting, motivating and retaining a high performing workforce. We target the average competitive level of automotive and other leading companies within the national market, including large automotive, leading multinational and other selected companies, as appropriate. Competitiveness will be measured based on program value to employees relative to the comparator group. When business conditions are such that our incentive programs do not provide competitive compensation on a longer-term basis, we will utilize short- and long-term retention programs to ensure the Company retains key employees who enable the Company to respond successfully to financial and operational challenges.

Affordability	Compensation and benefits must be affordable to the Company over the medium- to long-term. To the extent possible, compensation and benefit programs will not fluctuate significantly based on short-term business conditions.

Desired Behaviors	Compensation and benefit programs should support the Company's business performance objectives and promote desired behaviors.

Flexibility	Compensation, benefit, and other related programs should take into account workforce diversity and provide meaningful individual choice where appropriate.

Consistency and Stability	It is a Company objective to provide consistent and stable programs globally (subject to legal, competitive and cultural constraints), particularly for higher level positions. Compensation and benefit programs should have a high degree of consistency within countries (i.e., among various pay levels and employee groups) and should not fluctuate significantly year-over-year. Programs may vary when competitively driven.

Delivery Efficiency	Compensation, benefit, and other related programs should be understandable and easy to administer while leveraging economies of scale and technology. They should be implemented in a consistent, equitable, and efficient manner. Programs will be delivered in a manner that is tax-effective to the Company and employees as far as practicable.

Delivery Effectiveness	Clearly defined metrics should be developed for compensation, benefit, and other related programs that are aligned with corporate business performance metrics. Metrics are designed and utilized to measure and continually improve business results.

The Philosophy and Strategy statements and Guiding Principles are reviewed by the Committee on a regular basis and there were no material changes made in 2012.

In keeping with the above, our total direct compensation for Named Executives, consisting of base salary, annual cash incentive and long-term equity incentive, is heavily weighted towards performance. Base salary represents 25% or less of each Named Executive's target opportunity, and a majority of our executives' target compensation is contingent on meeting incentive plan metrics.

ONE Ford

As noted above, one of the primary objectives of our compensation program is to drive executive behavior to accomplish key strategic goals. Our President and Chief Executive Officer, Alan Mulally, further developed the Company's strategic priorities under the strategy of ONE Ford. ONE Ford provides a single definition of not only what we need to accomplish but how we need to deliver those accomplishments to achieve success globally. ONE Ford aligns our efforts toward a common definition of success, which includes One Team executing One Plan to deliver One Goal — an exciting, viable Ford delivering profitable growth for all.

Given these priorities, the Committee decided to emphasize corporate profitability before tax and Automotive operating-related cash flow in our incentive plans for 2012. We disclosed in last year's CD&A that the Committee decided to use corporate performance for all metrics for the 2012 performance period for the Incentive Bonus Plan and the annual Performance Unit grants. This change continued to drive global teamwork across the organization. Accordingly, in addition to these metrics, cost performance, quality, and market share metrics were based on corporate performance as well.

As discussed in greater detail below, performance in these critical areas drove the compensation decisions related to our Incentive Bonus Plan and Performance Units for Named Executives for 2012. For more detail on these metrics and how they were used in our incentive programs, refer to Incentive Bonuses on pp. 49-51 and Annual Performance Unit and Stock Option Grants on pp. 53-54. This compensation structure is consistent with our compensation Philosophy, Strategy, and Guiding Principles of performance orientation, flexibility, competitive positioning, affordability, and reinforcing desired behaviors.

Competitive Survey

In December 2012, the Committee reviewed a report analyzing Ford's compensation programs for executives. The report was prepared by the Company, reviewed by the Committee's independent consultant, and was based on information obtained from Towers Watson Executive Compensation Database. The survey group compensation data was collected during the second quarter of 2012 and, therefore, reflected any bonuses paid in early 2012 for 2011 performance, as well as equity grants made in early 2012, but did not reflect any late-year promotions. The report discussed how our executive compensation program compared with those of peer companies on base salary, annual bonus, long-term incentives, and total direct compensation.

The survey group was selected based on the following criteria, which were established in 2009 in consultation with the Committee's independent consultant:

  •
  Member of the Fortune 100.

  •
  Similar primary business to Ford and/or similar business model (e.g., engineering, manufacturing, sales, financial services, job matches).

  •
  Particular line of business will comprise no more than 20% of the total peer group.

  •
  Must participate in the Towers Watson survey process.

The above criteria ensure that the chosen executive compensation survey group will be representative of Ford's market for talent. Changes to the survey group are typically minimized in order to support data stability and reliability.

We believe it is appropriate to include General Motors in our survey group, even though it has government imposed pay restrictions, because it is our closest domestic competitor. Our non-U.S. based competitors, such as Nissan, Toyota, and Honda, do not participate in the Towers Watson survey process. In addition, Procter & Gamble and Lockheed Martin are typically included in our survey group but they did not meet the timing requirements to be included in the Towers Watson survey results this year. Our peer group includes the following 21 companies:

3M	Chrysler	General Dynamics	IBM
Alcoa	ConocoPhillips	General Electric	Johnson & Johnson
Boeing	Dow Chemical	General Motors	PepsiCo
Caterpillar	DuPont	Hewlett-Packard	Pfizer
Chevron	ExxonMobil	Honeywell	United Technologies
Valero

While the Committee uses the survey data as a reference point, it is not, and was not in 2012, the sole determining factor in executive compensation decisions. We generally seek to provide total compensation opportunities at or around the survey group's median total compensation. Consistent with our compensation Guiding Principles discussed above, we incorporate flexibility into our compensation programs to respond to, and adjust for, changes in the business/economic environment and individual accomplishments, performance and circumstances.

The survey did not yield results on Mr. Ford's position and, consequently, his compensation was excluded from our analysis of how the total direct compensation of our Named Executives compares to that of the survey group. Also, Mr. Booth was excluded from the analysis in light of his retirement on April 1, 2012. The 2012 survey results indicated that the actual total direct compensation for Messrs. Mulally and Farley was significantly above the median; for Mr. Fields, total direct compensation was at the median when measured at his previous position of Executive Vice President and President — The Americas (Mr. Fields was promoted to Chief Operating Officer effective December 1, 2012); and for Mr. Shanks, who was promoted to Executive Vice President effective April 1, 2012, total direct compensation was below the median for his current position. An analysis of how each element of compensation listed below compared to the survey data for 2012, as well as how the factors described above, including the competitive survey data review, affected Named Executive compensation decisions during 2012, is included in the discussion of each element.

Internal Pay Equity and Equity-Value Accumulation Analyses

Periodically, the Committee reviews the amount of all components of compensation of our executive officers. This review includes data on salary, annual bonuses, and equity-based awards, as well as qualitative data on perquisites. The Committee also takes into account relative pay considerations within the officer group and data covering individual performance. The Committee uses this analysis to assist it in ensuring internal equity among the executive officer group.

The Committee also considers the potential value of outstanding equity grants and uses this information as one data-point in evaluating equity compensation grants. For instance, the Committee regularly reviews the value of equity-based awards at certain price levels of Ford stock. The analysis includes the following:

  •
  "in-the-money" stock options;

  •
  unvested Restricted Stock Units;

  •
  2012 Performance Unit grant; and

  •
  2011 Incremental Incentive Grants.

The Committee uses this analysis to evaluate the accumulated wealth and retention value in equity of the Named Executives in light of the Company's change in market value. Given our stock performance during the past three years, the Committee believes, that even though our target equity grants to officers are, in general, below the median, our equity-based incentive programs have been effective to attract, motivate and retain executives, as well as incentivize executives to accomplish our ONE Ford objectives. The Committee may consider moving target values more to the median of the comparator group in light of future movements in our stock price and other considerations, such as competitive positioning. Similar to the use of survey data, the Committee uses the internal pay equity and equity-value accumulation analyses as a reference point; however, it is not, and was not in 2012, the sole determining factor in executive compensation decisions.

Executive Compensation

Management Recommendations

The Committee considers recommendations from Mr. Ford, Mr. Mulally, and the Group Vice President — Human Resources and Corporate Services, in developing compensation plans and evaluating performance of other executive officers. The Committee's independent consultant also provides advice and analyses on the structure and level of executive compensation (see Compensation Committee Operations on pp. 15-16). As noted in How We Determine Compensation — ONE Ford above, Mr. Mulally established the ONE Ford corporate priorities. Our senior leadership team developed the 2012 business plan metrics and targets to support our ONE Ford priorities. Our Human Resources and Finance departments developed the incentive plan performance weightings and targets in support of the business plan and ONE Ford. Final decisions on the design of our incentive plans and any major element of compensation, however, as well as total compensation for each executive officer, were made by the Compensation Committee.

What We Pay and Why We Pay It

The table below lists the on-going elements of our total compensation program and why we provide these elements:

Elements of Compensation	Why We Provide

• Salaries	•	attract, retain and motivate executives to achieve key business priorities and objectives
	•	provide income certainty

• Incentive Bonuses	•	attract, retain and motivate executives to achieve key business priorities and objectives
	•	hold executives accountable for performance against near-term business objectives

• Performance Unit and Stock Option Grants	•	attract, retain and motivate executives to achieve key business priorities and objectives
	•	encourage executive stock ownership
	•	hold executives accountable for performance against targets
	•	focus executive behavior on Ford's long-term success
	•	align executive interests with shareholder interests

• Other Benefits, including Perquisites	•	attract, retain and motivate executives
	•	enhance executive productivity
	•	support development of our products (evaluation vehicles)

• Retirement Plans	•	provide income security for retirement
	•	retain executives

Each compensation element is aligned with the Philosophy, Strategy and Guiding Principles discussed on pp. 43-45.

To achieve our objectives and to support our business strategy, compensation paid to our executives is structured to ensure that there is an appropriate balance among the various forms of compensation. The

Committee attempts to strike appropriate balances by analyzing the competitive market for executive talent, our business results and forecasts, and our key strategic goals for the year. The charts below show the various balances we achieved among our executive officer group compared to the balances achieved by the survey group:

Ford	Comparator Group Median

As the charts indicate, Ford's overall allocation is in line with the comparator group's median.

Annual Compensation

Annual compensation for our executives includes salary and cash incentive bonus, if earned, paid in cash.

Salaries

When considering increases to base salaries, the Compensation Committee takes into account the following factors:

  •
  the individual's job duties, performance and achievements;

  •
  similar positions of responsibility within the Company (internal pay equity);

  •
  job tenure, time since last salary increase, retention concerns and critical skills; and

  •
  level of pay relative to comparable positions at companies in the survey group.

The Compensation Committee reviews salaries of the Named Executives annually and at the time of a promotion or other major change in responsibilities. Our competitive survey results for 2012 indicated that salaries for our Named Executives were above the median for the comparator group.

We believe that paying base salaries at the high end of the competitive survey is appropriate to retain executives throughout the business cycle because cash compensation and/or total compensation may be much lower than competitive levels at certain times during the business cycle.

After forgoing salary increases in 2011 due to the competitiveness of salaries and its desire to control costs, the Committee believed it was important for retention and motivational purposes to provide a modest merit increase in 2012. For 2012, the Committee decided to provide a merit salary increase averaging 3.1% for salaried employees effective April 1, 2012, including Messrs. Fields and Farley. Even with this increase, 2012 survey results showed that salaries for the executive officer group moved toward the median of the comparator group. Messrs. Ford and Mulally did not receive any increases to salary during 2012. Mr. Shanks did not receive a merit increase to salary because he received a promotional increase effective April 1, 2012, coinciding with his promotion to Executive Vice President and Chief Financial Officer. In addition, Messrs. Fields and Farley received promotional increases effective December 1, 2012, coinciding with their promotions to their current positions. Mr. Booth did not receive a salary increase in 2012 due to his retirement on April 1.

Incentive Bonuses

As noted above, the Committee decided to use corporate metrics for our Incentive Bonus Plan. The corporate metrics and weightings reinforce the ONE Ford Plan of a lean global enterprise and recognize the regional trade-offs that are frequently required to ensure overall corporate success on profit before taxes, Automotive operating-related cash flow, cost performance, market share, and quality. While the Committee established corporate metrics, the market share and quality metrics were based on individual market and business unit objectives. Consequently, business unit performance is still an important aspect of the Incentive Bonus Plan (see the footnotes to the 2012 Incentive Bonus Target and Performance Results Table on pp. 50-51). In 2012, the Committee set a formula that was based on the following metrics for the Named Executives (weighting of each metric in parenthesis):

  •
  corporate PBT (35%);

  •
  corporate Automotive operating-related cash flow (35%);*

  •
  corporate cost performance (10%);

  •
  a weighted average of all business unit market share performance (10%); and

  •
  a weighted average of all business unit quality performance (10%).

*
We define total Automotive operating-related cash flow as automotive pre-tax profits (excluding special items as detailed in Ford's Annual Report on Form 10-K for the year ended December 31, 2012) adjusted for the following:

•
less: capital spending (additional cash outflow);

•
add back: depreciation and amortization (non-cash expense);

•
add/deduct: changes in receivables, inventory, and trade payables; and

•
other — primarily expense and timing differences.

The following are excluded in the calculation of total Automotive operating-related cash flow:

•
pension plan contributions; and

•
tax payments from affiliates.

The Named Executives and their respective Incentive Bonus targets for the 2012 performance period were as follows:

Name	Target as % of Salary

Alan Mulally	175%*

Robert L. Shanks	100%*

William Clay Ford, Jr.	$1 million**

Mark Fields	100%*

James D. Farley, Jr.	90%*

L. W. K. Booth	100%*
*
In 2006, the Committee established targets for executive officers based on the individual's level of responsibility, competitive compensation data, pay equity considerations among the executive officers, past target amounts, as well as the need for flexibility to motivate and reward exceptional performance while maximizing the deductibility of compensation by following the shareholder approved terms of the Incentive Bonus Plan. When Mr. Mulally joined Ford, the Committee agreed that his Incentive Bonus Plan target would be 175% of his salary of $2 million. The bonus target percentage for Mr. Mulally is above the survey group's median while the targets for Messrs. Fields, Farley, and Shanks are at the survey group's median.

**
In 2008, the Committee reduced Mr. Ford's Incentive Bonus target from 175% of salary to $1 million and increased his equity-based compensation target. The Committee believes this arrangement is more appropriate for the position of Executive Chairman and focuses his efforts on long-term objectives.

The amount earned under the Incentive Bonus Plan was determined pursuant to a pre-established sliding scale, based on various levels of achievement for each metric. If minimum performance levels had not been met for all metrics, the payout would have been zero. The maximum performance attainable for each metric was 200% of the target. The Committee believes that a scale which allows a maximum award of 200% of target incentivizes executives to exceed business objectives.

The following table shows the 2012 Incentive Bonus Plan performance metrics and targets, and the performance results for the 2012 performance period.

2012 Incentive Bonus Target and Performance Results

Based on the performance results in the table below, the overall performance results for the 2012 performance period was 75%. The Committee decided to pay out the Incentive Bonus Plan awards to the Named Executives at the 75% of target level that was achieved (see column (g) of the Summary Compensation Table on p. 61). The Committee believes that the Named Executives' performance during 2012 in dealing decisively with the recession in Europe and continuing to implement our growth strategy warranted a payout at the level achieved. In accordance with its customary practices, the Committee decided to pro-rate Mr. Booth's payout for the months he worked during the 2012 performance period prior to his retirement on April 1, 2012.

Performance Metric	2012 Target	Performance Results (% of Target Achieved)

Global PBT* ($ Millions)	$8,700	94%

Global Automotive Operating-Related Cash Flow* ($ Millions)	$4,632	32%

Cost Performance* ($ Millions)	$(3,210)	200%

Market Share**
Corporate	****	3%
The Americas	14.3%
Asia Pacific and Africa	3.7%
Europe	8.4%

Quality***
Corporate		111%
Things-Gone-Wrong % YOY Improvement (50)%	****
Warranty Spending % YOY Improvement (50)%	****
The Americas
Things-Gone-Wrong % YOY Improvement (50)%	11.3%
Warranty Spending % YOY Improvement (50)%	5.1%
Asia Pacific and Africa
Things-Gone-Wrong % YOY Improvement (50)%	4.5%
Warranty Spending % YOY Improvement (50)%	(26.5)%
Europe
Things-Gone-Wrong % YOY Improvement (50)%	11.9%
Warranty Spending % YOY Improvement (50)%	1.3%
*
Excludes special items as detailed in Ford's Annual Report on Form 10-K for the year ended December 31, 2012.

**
The Market Share metric for each of the business units was based on a weighted average of the market share for each market within a particular business unit. The Americas metric was based on 9 markets; the Asia Pacific and Africa metric was based on 6 markets; and the Europe metric was based on 19 markets. The weightings for each market within the business unit were based on the industry volumes of the markets within the relevant business unit.

***
The Quality metrics for the relevant business units were developed from our Warranty Spending data and industry survey data that measured Things-Gone-Wrong. To better understand the Quality metrics, we show the targets as the year-over-year improvement to be achieved. The actual targets for the Things-Gone-Wrong metrics were the number of Things-Gone-Wrong for each relevant business unit and, in some cases, sub-business units. The Warranty Spending targets had a similar design. Because showing the actual metrics would be unwieldy and not enhance your understanding of the target to be achieved, we have translated the Things-Gone-Wrong and Warranty Spending targets into year-over-year improvement targets for each relevant business unit.

****
The Corporate business unit did not have a formal target for the Market Share and Quality metrics. Instead, performance for the Corporate Market Share and Quality metrics was a weighted average of the other business units' market share and quality performance. The weightings for Corporate Market Share and Quality metrics were as follows: The Americas — 67.5%; Ford of Europe — 25.1%; and Asia Pacific and Africa — 7.4%. These weightings were based on the planned net revenues of the relevant business units for 2012.

Incremental Bonuses

Our results relative to the 2012 Incentive Bonus Plan metrics represent continued progress toward our primary ONE Ford objective of becoming an exciting viable Ford delivering profitable growth for all. This progress required exceptional performance by the Named Executives. In February 2012, the Committee created an individual performance fund which allows the Committee to recognize and reward Named Executives with incremental bonuses beyond the Incentive Bonuses earned in a performance year (see column (d) of the Summary Compensation Table on p. 61).

The incremental bonus payout depends on the Named Executive's performance against his or her personal objectives for the relevant year and his or her demonstration of the ONE Ford behaviors of: functional and technical excellence; working together; role modeling Ford values; and delivering results.

Each of the Named Executives who received an incremental bonus for 2012 played an integral role in the continued improvement of our balance sheet, positioning Ford as a growth company, and producing strong profitability during 2012. In determining the incremental bonus to be awarded to each Named Executive the Committee considered the following factors:

Mr. Mulally set the strategic direction and accelerated our ONE Ford Plan which significantly increased our cost competitiveness and achieved strong revenues, despite the challenges in Europe. Under Mr. Mulally's leadership, the Company also began paying a dividend to shareholders in the first quarter of 2012 and doubled the dividend rate in the first quarter of 2013. Additionally, he continued to sustain an environment of teamwork among the Company's senior leadership, which led to development of our plan to deal decisively with the challenges in Europe.

Mr. Ford continued to provide leadership to ensure the Board of Directors sets Ford's strategic direction. He worked closely with Mr. Mulally to accelerate the ONE Ford elements of restructuring of the business to be profitable at lower volume and mix and financing our plan and improving our balance sheet. This resulted in Ford returning to an investment grade credit rating during 2012. Mr. Ford also continued to influence the Company's on-going work in the development and manufacture of alternative fuel vehicles. He effectively communicated Ford's priorities with important constituencies, such as the media, dealers, and government officials.

Mr. Shanks provided leadership in strengthening our balance sheet and increasing our net-cash position at year-end 2012, to $10 billion. He led Company efforts to improve cash flow which resulted in positive rating agency upgrades during the year so that our credit rating is now investment grade. Mr. Shanks also provided strategic direction for our corporate and Ford Credit capital improvement plans.

Mr. Fields led our Americas operations to record results during 2012. He skillfully balanced operating and market factors to guide our North American automotive operations to record pre-tax profits and operating margin for the year. Wholesale volumes and revenues also significantly improved in the U.S. Mr. Fields's leadership in developing products our customers want and value was key in the Company's 2012 performance.

Mr. Farley led our global marketing, sales and service operations, which has poised the Company for growth in the U.S. and Asia Pacific regions. In addition, Mr. Farley has led the re-emergence of the Lincoln brand. He has developed, and is implementing, a broad-based marketing and product focused resurgence that once again is making Lincoln relevant to luxury car buyers.

Furthermore, in the cases of Messrs. Fields and Farley, their Incentive Bonus targets would typically have been adjusted to reflect their promotions in December 2012. Because the Incentive Bonus Plan does not allow target adjustments for Named Executives, the Committee decided to adjust the discretionary incremental bonuses paid to them to reflect the target adjustments that could not be made under the Incentive Bonus Plan.

In light of the achievements noted above, the Committee determined that the performance of the Named Executives warranted additional recognition in the form of incremental bonuses. Because the incremental bonuses were paid outside of the Incentive Bonus Plan, those payments are subject to the deduction limits of Code Section 162(m) (see Tax Considerations on p. 59).

Equity-Based Compensation

Our equity-based incentive awards are tied to our performance and the future value of our common stock. These awards are intended to focus executive behavior on our longer-term interests, because today's business decisions affect Ford over a number of years. For 2012, our equity-based compensation consisted of annual grants of Performance Units and stock options. We understand that share-based compensation can be dilutive to shareholders. To address this concern in 2012, we commenced a modest share repurchase program of common stock in order to offset the dilutive effect of share-based compensation. We intend to continue this program in 2013.

In granting equity awards, the Committee determines a dollar value of equity awards to grant to each recipient. For officers, this dollar value is translated into a number of stock options based on a Black-Scholes analysis and Performance Units based on the fair market value of Ford common stock on the date of grant.

The competitive survey indicates that equity-based compensation for the Named Executives is below the median of the comparator group on average, even when including the 2011 Incremental Incentive Grants. For Mr. Mulally, the survey showed that his total equity-based compensation was above the median of the survey group. Our 2012 equity-based compensation awards showed progress towards paying at or near the median of equity compensation compared to the survey group. These efforts demonstrate flexibility in our compensation practices to reward superior performance and to respond to changing business and economic conditions. Mr. Mulally's total equity-based compensation reflects his leadership responsibility for ONE Ford and the global Ford enterprise and the Committee's desire to incentivize Mr. Mulally to increase shareholder value, thus aligning his interests with those of all shareholders.

As indicated in column (e) of the Summary Compensation Table on p. 61, the amounts shown for stock awards decreased in 2012 compared to 2011 for Messrs. Mulally and Fields. For 2011, this column includes the annual grants of Performance Units and grants of Performance Units pursuant to the 2011 Incremental Incentive Grants (see 2011 Incremental Incentive Grants on p. 54). There were no incremental Performance Unit grants made in 2012. It is important to keep in mind that the entire amounts shown in column (e) were subject to performance conditions and, therefore, represented at-risk compensation. Consequently, this column (in accordance with SEC rules) merely represents the potential values of the awards assuming a certain level of performance-to-objectives is achieved. In fact, Named Executives actually earned far less than these amounts. As shown in the 2012 Performance Unit Performance Results Table on p. 54, 61% of the annual Performance Unit grants were earned for the 2012 performance period.

Annual Performance Unit and Stock Option Grants: Consistent with prior practice, the Committee continued the annual equity-based incentive program for the Named Executives by granting two types of equity-based compensation: stock options and Performance Units (see Grants of Plan-Based Awards in 2012 pp. 64-65). The Committee awarded 50% of the value of each executive's annual equity award in stock options and 50% in Performance Units. The Committee believes that granting stock options and Performance Units strikes the appropriate balance between driving executive behavior to accomplish annual business objectives while also focusing on longer-term shareholder returns.

The stock options vest over three years, have a ten-year term, and function as our longest-term incentive. The Committee believes this focuses executive behavior and decision making on our long-term interests and aligns the interests of our executives with those of our shareholders. The Performance Units are earned, if at all, based on a one-year performance period, but are paid out in service-based Restricted Stock Units, which vest over a two-year period. In granting the Performance Units, the Committee chose a one-year performance period in order to focus executive behavior on achieving key short-term business objectives and to incentivize real-time continuous improvement of our performance. The two-year restriction period, however, adds an intermediate element that serves to retain executives and focus their behavior beyond the initial one-year performance period. In addition, because executive decisions regarding such matters as product development, marketing and sales, and the like, can affect our performance over several years, the Committee believes it is important to structure equity-based awards so that executives will focus on the long-term impact of their decisions on the Company. This also further aligns executive interests with your interests as shareholders.

In general, the total value of these grants in 2012 was determined based on the following considerations:

  •
  job responsibilities and expected role in our long-term performance;

  •
  retention needs;

  •
  historical share allocations;

  •
  the value of equity-based grants granted to the executive in the prior year; and

  •
  the total number of equity-based grants awarded to our employees.

The target awards for 2012 Performance Unit grants for the Named Executives are shown in column (h) of the Grants of Plan-Based Awards in 2012 Table on p. 64. These amounts also represent the maximum award opportunity. Similar to the Incentive Bonus Plan, the Performance Unit formula has a sliding scale based on various levels of achievement for each metric. If minimum performance levels had not been met for all metrics, the payout would have been zero. The Committee may decrease, but not increase, awards for Named Executives.

Consistent with our practice since the 2011 performance period and with the Incentive Bonus Plan for the 2012 performance period, the Committee used corporate performance metrics for the 2012 annual Performance Unit grants in order to further implement our ONE Ford Plan objective of working together effectively as one team. The Committee selected metrics, weightings, and targets identical to those under the 2012 Incentive Bonus Plan (see Incentive Bonuses on pp. 49-51), to emphasize the importance of our ONE Ford Plan objectives (see p. 45). The maximum performance level that can be achieved for any metric for the 2012 Performance Unit grants is 100%. This is different from the Incentive Bonus Plan where the maximum performance level that can be achieved for any metric is 200%.

Executive Compensation

The table below shows the performance results for each metric and the total performance results against the metrics for 2012. The Committee reviewed Ford's performance for 2012 against the goals. Based on this performance, the Committee determined the percentage of each of the five performance goals achieved and the percentage of the target award earned (see column (h) of Grants of Plan-Based Awards in 2012 Table and footnote 2 on pp. 64-65).

2012 Performance Unit Performance Results
(% of Target Achieved)

Global PBT	Total Automotive Operating-Related Cash Flow	Cost Performance	Market Share	Quality*	Performance Results (Total % of Target Achieved)

94%	32%	100%	3%	68%	61%
*
The Performance Results column for the Quality metric shows the combined percent achieved for the Things-Gone-Wrong target and Warranty Spending target, weighted equally as shown in the 2012 Incentive Bonus Target and Performance Results Table on p. 50.

The Committee decided to pay out at the levels earned in recognition of the following: (i) the Named Executives made substantial progress in accelerating our ONE Ford Plan; (ii) Final Awards of Restricted Stock Units do not have an adverse impact on our cash flow in the current period; (iii) the two-year restriction period of the Restricted Stock Units serves as a retention tool; and (iv) the two-year restriction period focuses executive behavior on our longer-term interests. In accordance with its customary practices, the Committee decided to pro-rate Mr. Booth's payout for the months he worked during the 2012 performance period prior to his retirement on April 1, 2012.

2011 Incremental Incentive Grants

The Committee granted incremental Performance Units in March 2011 to certain executives, including Messrs. Mulally, Booth, Fields, and Farley to provide a strong incentive to further the ONE Ford Plan objective of restructuring our business to operate profitably at current demand and changing model mix. In structuring the grants, the Committee gave due consideration to the competitive survey results that, in general, indicated the Named Executives were below the median of the survey group for equity awards. Mr. Mulally was included because his leadership was essential to accomplishment of the metric. At his request, Mr. Ford did not receive a 2011 Incremental Incentive Grant. Mr. Shanks was not included in the 2011 Incremental Incentive Grants because at the time of the grants, he was Vice President Controller and did not have significant influence over achievement of the performance metric.

The incremental grants of Performance Units had a two-year performance period. The performance metric was a reduction in global Ford brand platforms from 23 platforms at the beginning of 2011 to 19 by the end of 2012. Reducing the number of platforms enhances our cost competitiveness by reducing complexity and engineering costs. The maximum award was 100% of target. If the reduction to 19 platforms was not achieved, the payout would have been zero. The reduction of Ford brand platforms to 19 by the end of 2012 was achieved. The Committee, in recognition of this accomplishment to make Ford more cost competitive, decided to award 100% of the target as planned, including Mr. Booth in light of his significant contributions toward accomplishing the reduction of platform objective. Final Awards were paid out in time-based Restricted Stock Units that have a two-year restriction period.

Timing of Awards

Annual grants of equity awards are typically determined at a February Compensation Committee meeting. At that time, data for previous performance periods are available to determine the amount of the

Final Awards. The Committee also decides the effective date of the Final Awards, and the annual equity-based grants of options and Performance Units. Due to administrative complexity relating to valuation and notification, the Committee approved the annual 2013 equity-based grants on February 13, 2013, and approved an effective date of March 4, 2013. A similar practice was also followed in previous years. The release of earnings information for the prior fiscal year is sufficiently in advance of the annual grant date for the public to be aware of the information.

The Committee does not time equity grant dates to affect the value of compensation either positively or negatively. Executive officers did not play a role in the selection of the grant dates. Special grants, whether approved by the Compensation Committee for officers or the Long-Term Incentive Compensation Award Committee for non-officers, are effective either on a specified future date (e.g., a date that coincides with a promotion or hiring date, or quarterly grant date), or the date of approval. In the case of an approval by written consent, the grant date cannot be earlier than the date when the Committee member approvals have been obtained. See Corporate Governance — Compensation Committee Operations at pp. 15-16 for more information on the Long-Term Incentive Compensation Award Committee. For exercise prices of the 2012 option grants, see column (l) of the Grants of Plan-Based Awards in 2012 Table on p. 64. Under the 2008 Plan, the terms of which were approved by you at the 2008 Annual Meeting, the exercise price of options will be the closing price of our common stock on the date of grant.

Stock Ownership Goals

For several years the Compensation Committee has required stock ownership goals for executives at or above the Vice President level to further align the interests of the executives with those of shareholders. Based on a review of competitive practices by the Committee's consultant, the ownership goal for the Executive Chairman and the President & CEO was increased to 600% of salary and the Committee established the ownership goal for the Chief Operating Officer at 500% of salary. The following table shows the officer level and respective ownership goal.

Officer Level	Ownership Goal (% of salary)

Vice Presidents	100%

Group Vice Presidents	200%

Executive Vice Presidents	300%

Chief Operating Officer	500%

Executive Chairman and President & CEO	600%

An executive has five years from taking his or her position to achieve the relevant officer level goal.

We review progress toward achievement of the ownership goals periodically. All forms of stock ownership — including directly and indirectly owned shares of common stock, Final Awards of Restricted Stock Units, and units that are based on common stock (excluding stock options and unearned Performance Units) — count toward the goal. As of March 4, 2013, all of the Named Executives comply with the stock ownership goals.

Compensation Programs for 2013

2012 Say-On-Pay Vote

At the 2012 Annual Meeting, we asked shareholders to approve the compensation of the Named Executives as presented in our 2012 Proxy Statement. You approved the compensation of the Named Executives with 96.3% of votes cast "For" approval. Based on this result and the Committee's belief that the compensation programs are well aligned with the business strategy and shareholder interests, the Committee decided not to make any significant changes to the compensation programs of the Named Executives for 2012 and 2013. The Board of Directors adopted the policy, which you approved in 2011, of submitting for approval the compensation of the Named Executives as disclosed in the Company's proxy statements to an annual vote.

Incentive Bonus Plan Approval

We are asking you to approve the terms of our Incentive Bonus Plan, formally known as the Annual Incentive Compensation Plan. Proposal 4 explains the material terms of the Incentive Bonus Plan and the plan text is attached as Appendix I to this Proxy Statement.

We are requesting your approval of the Incentive Bonus Plan in order to continue to avoid the deduction limits of Code Section 162(m). That section requires that you approve the terms of the Incentive Bonus Plan every five years in order to maintain the tax deductibility of certain performance-based compensation paid to the Chief Executive Officer and the three most highly compensated executive officers (other than the Chief Financial Officer) who appear in the Summary Compensation Table of our proxy statement. See Tax Considerations on p. 59 for more details.

The Board approved the submission of the Incentive Bonus Plan for your approval as proposed at its March 14, 2013 meeting. The Committee believes the Incentive Bonus Plan provides flexibility to structure our annual bonus program to achieve many objectives. The plan's list of performance criteria continues to allow the Committee to craft incentive plans that support our key strategic initiatives. It allows us to change performance criteria and goals from one performance period to another in order to meet the changing competitive environment.

Please refer to Proposal 4 on pp. 80-81 for a more detailed explanation of the material terms of the Incentive Bonus Plan.

2008 Long-Term Incentive Plan Approval

We are asking you to approve the terms of the 2008 Plan. Proposal 5 explains the material terms of the 2008 Plan and the plan text is attached as Appendix II to this Proxy Statement.

We are requesting your approval of the 2008 Plan in order to continue to avoid the deduction limits of Code Section 162(m). That section requires that you approve the terms of the 2008 Plan every five years in order to maintain the tax deductibility of certain performance-based compensation paid to the Chief Executive Officer and the three most highly compensated executive officers (other than the Chief Financial Officer) who appear in the Summary Compensation Table of our proxy statement. See Tax Considerations on p. 59 for more details.

The Board approved the 2008 Plan for submission for your approval at its March 14, 2013 meeting. The Committee believes that the 2008 Plan provides it with a valuable tool to incentivize achievement of performance goals and align executives' interests with yours.

Please refer to Proposal 5 on pp. 82-89 for a more detailed explanation of the material terms of the 2008 Plan.

Retirement Plans

In general, we believe that the retirement plans described below serve several worthwhile business purposes, including retaining leadership talent. In addition, they provide income security to long serving executives, and provide flexibility to us in transferring executives among our operations. We believe these programs to be reasonable and appropriate in light of competitive practices and our executives' total compensation program. For additional information, see the Pension Benefits in 2012 Table on p. 70 and the Nonqualified Deferred Compensation in 2012 Table on p. 73.

Pre-2004 Plans

Our General Retirement Plan ("GRP") provides a tax-qualified benefit for each year of non-contributory participation by employees in the U.S. hired before January 1, 2004, and added benefits for those who make contributions. We also have two other nonqualified retirement plans for certain employees: the Supplemental Executive Retirement Plan ("SERP") that provides a supplemental monthly benefit calculated on a percentage of final average pay and service, and the Benefit Equalization Plan ("GRP-BEP"). Under the GRP-BEP, eligible employees receive benefits substantially equal to those they could have received under the GRP but were not able to because of Internal Revenue Code limitations. Messrs. Ford, Shanks, Fields, and Booth are eligible for benefits under the GRP, SERP, and GRP-BEP.

Certain eligible executives who separate from employment after age 55 (age 52 if retiring under our Select Retirement Plan ("SRP")) and prior to age 65 may be eligible for monthly benefits under our Executive Separation Allowance Plan ("ESAP") that provides a percentage of salary, based on age and service, at time of separation until age 65. The SRP is a voluntary retirement program offered from time-to-time for select U.S. management employees. In 2006 the Committee requested that its independent consultant, Semler Brossy Consulting Group, LLC, and the Company jointly conduct a review of the SRP as a severance vehicle. The review compared present values of the SRP benefit with traditional severance packages, examined potential changes, and considered benefits to the Company and to executives. The Committee reviewed the report and concluded that the SRP should remain in its current form to facilitate the reduction in workforce then being undertaken by the Company and to provide flexibility to accommodate any future reductions. In light of his exceptional performance as CFO in financing our plan and improving our balance sheet, the Committee awarded SRP benefits to Mr. Booth upon his retirement.

Benefits under SERP, SRP, ESAP, and GRP-BEP are not funded. In addition, in accordance with Code Section 409A, benefits that accrued or vested on or after January 1, 2005 under these plans may not be paid to certain key executives until at least six months following their separation from employment. Each of these plans had been amended in order to provide Mr. Ford with benefits using a notional base annual salary during the period he did not receive a cash salary (i.e., November 2001 through July 2010).

Post-January 1, 2004 Plan

Consistent with our Strategy Statement (see Compensation Philosophy, Strategy, and Guiding Principles on pp. 43-45) to develop benefit programs that provide employees with income security and protection from catastrophic loss while minimizing our long-term liabilities, Ford adopted a tax qualified retirement plan, the Ford Retirement Plan ("FRP"), for salaried employees hired or rehired on or after January 1, 2004 in the U.S. The FRP was adopted in order to provide us with more predictable retirement benefit costs and reduced financial statement volatility. These goals are achieved through a stable contribution schedule and the transfer of financial and demographic risks from us to plan participants while still providing employees with the opportunity for adequate income in retirement. We also have a nonqualified plan for employees who participate in the FRP. Under the FRP-BEP, employees, including Messrs. Farley and Mulally, receive benefits substantially equal to those they would have received under the FRP but were not able to because of Internal Revenue Code limitations. Employees who participate in the FRP, including Messrs. Mulally and Farley, are not eligible to participate in the GRP (with respect to future service), GRP-BEP, SERP, or ESAP.

Other Benefits and Perquisites

We provided certain perquisites and other benefits to senior management in 2012, the most significant of which are summarized below. The Committee periodically reviews our policies on perquisites and other benefits. The cost of these perquisites and other benefits are included in column (i) of the Summary Compensation Table on p. 61.

Personal Travel    As part of our efforts to reduce costs and conserve cash, we decided to close our Air Transportation operation in 2008. Company policy does not allow Messrs. Mulally or Ford to fly commercially due to security concerns. Consequently, the Company pays the charter costs of their use of private aircraft for business and personal travel. The families of Messrs. Mulally and Ford are allowed to accompany them on trips when they travel on private aircraft. In addition, the Company will pay the cost of coach-class commercial aircraft flights for Mr. Mulally's family when their travel is at his request.

Requiring Messrs. Mulally and Ford to use private aircraft for all travel provides several benefits to Ford. First, the policy is intended to ensure the personal safety of our President and CEO and our Executive Chairman, both of whom maintain significant public roles for Ford. Second, use of private aircraft ensures their availability and maximizes the time available for Ford business.

For retention purposes, the Company continues to pay the costs, including first class commercial airfare, for personal travel for Mr. Fields to and from his residences.

Evaluation Vehicle Program    We maintain a program that provides our officers with the use of two Company vehicles free of charge. This program requires officers to provide written evaluations on a variety of our vehicles, providing important feedback on the design and quality of our products.

Other Services    For certain executive officers, including the Named Executives, we provide a home security evaluation and security system. We also provide an allowance to senior managers for financial counseling services and estate planning. We pay for approximately 75% of the cost of this service up to $7,500. The safety and security (personal and financial) of our executives is critically important. We believe the benefits of providing these programs outweigh the relatively minor costs associated with them.

Tax Reimbursement    As noted in our 2011 CD&A, the Committee has eliminated tax gross-ups for executive perquisites. As part of the Company's temporary living/relocation policy, however, the Company provides tax reimbursement for all levels of employees who relocate at the Company's request. The Committee believes that not reimbursing taxes for employees who move at the Company's request is an unfair financial burden. This policy removes any financial disincentive for an executive to relocate and, therefore, enhances the Company's ability to have its executives gain experience in a variety of our world-wide operations.

Alan Mulally

In September 2008, the Committee decided to continue indefinitely the arrangement of providing housing in Dearborn, Michigan to Mr. Mulally. The Committee believes the arrangement is beneficial to the Company by allowing Mr. Mulally to continue to focus on our ONE Ford Plan. The cost of this benefit is included in column (i) of the Summary Compensation Table on p. 61; however, beginning in 2011, we no longer provide tax gross-up for this arrangement. Mr. Mulally is eligible for relocation assistance pursuant to our relocation program if he chooses to relocate his household to southeast Michigan.

James D. Farley

In October 2007, we entered into an agreement with Mr. Farley relating to his joining Ford as Group Vice President, Chief Marketing and Communications Officer. All of the provisions of Mr. Farley's employment agreement have been fulfilled or expired prior to 2012, except for those provisions related to his retirement benefits. The agreement provides that Mr. Farley participate in the Ford Retirement Plan and, in consideration of the retirement benefits Mr. Farley forfeited with his prior employer, we agreed to provide him a series of lump-sum payments designed to make-up the forfeited amounts. The lump sum amounts were determined as follows, less any retirement benefit otherwise payable from his prior employer or from Ford:

•
Two identical lump-sum amounts, while on the active employment roll, payable on the 1st of the month Mr. Farley becomes age 50 and age 55, designed to provide equivalent value as if he met his prior employer's eligibility requirements for early retirement.

Amounts paid to Mr. Farley pursuant to this arrangement are included in column (i) of the Summary Compensation Table on p. 61. The Committee approved the compensation arrangements in order to persuade Mr. Farley to join Ford from his previous position at Toyota. The Committee believes these compensation terms were reasonable given Mr. Farley's experience and success at this prior employer.

Tax Considerations

Internal Revenue Code § 162(m)

Code Section 162(m) generally disallows Federal tax deductions for compensation in excess of $1 million paid to the Chief Executive Officer and the next three highest paid officers (other than the Chief Financial Officer) whose compensation is required to be reported in the Summary Compensation Table of the proxy statement ("Covered Executives"). Certain performance-based compensation is not subject to this deduction limitation. In our case, this exemption applies to certain awards under the Incentive Bonus Plan and the 2008 Plan. Specifically, Incentive Bonus Plan payments made for 2012 performance, 2012 awards of stock options, and Final Awards related to Performance Units were not subject to the deduction limit. However, the incremental bonuses paid to the Named Executives (see column (d) of the Summary Compensation Table on p. 61) are subject to the deduction limit. As noted in Compensation Programs for 2013 on p. 56, we are seeking your approval of the performance criteria used in the Incentive Bonus Plan and the 2008 Plan in order to maintain tax deductibility for awards granted to Covered Executives pursuant to those plans (see Proposal 4 and Proposal 5 on pp. 80-89). Additionally, we cannot deduct that portion of any Covered Executive's salary that is in excess of $1 million, or the cost of any perquisites provided to a Covered Executive whose salary exceeds $1 million.

Generally, we strive to maximize the tax deductibility of our compensation arrangements. In the highly competitive market for talent, however, we believe the Committee needs flexibility in designing compensation that will attract and retain talented executives and provide special incentives to promote various corporate objectives. The Committee, therefore, retains discretion to award compensation that is not fully tax deductible.

Internal Revenue Code Section 409A

Code Section 409A provides that amounts deferred under nonqualified deferred compensation plans are includible in an employee's income when vested, unless certain requirements are met. If these requirements are not met, employees are also subject to an additional income tax and interest. All of our supplemental retirement plans, severance arrangements, other nonqualified deferred compensation plans, as well as the Incentive Bonus Plan and the 2008 Plan, have been amended to meet these requirements. As a result, employees will be taxed when the deferred compensation is actually paid to them.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (CD&A) with management. Based on this review and discussion, the Committee recommended to the Board of Directors that the CD&A be included in this Proxy Statement and incorporated by reference into our annual report on Form 10-K.

Compensation Committee
Richard A. Manoogian (Chair) Anthony F. Earley, Jr. Jon M. Huntsman, Jr. Ellen R. Marram John L. Thornton

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised of Anthony F. Earley, Jr., Jon M. Huntsman, Jr., Richard A. Manoogian, Ellen R. Marram, and John L. Thornton, none of whom is an employee or a current or former officer of the Company.

Executive Compensation

 Compensation of Executive Officers

The table below shows the before-tax compensation for Alan Mulally, who served as President and CEO during 2012, L. W. K. Booth, who served as Executive Vice President and Chief Financial Officer until April 1, 2012, Robert L. Shanks, who served as Executive Vice President and Chief Financial Officer for the remainder of 2012, and the three most highly compensated executive officers at the end of 2012.

SUMMARY COMPENSATION TABLE

(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year		Salary ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5) ($)	All Other Compensation(6) ($)	Total ($)

Alan Mulally	2012		2,000,000	1,325,000	6,824,998	7,499,999	2,625,000	0	680,809	20,955,806
President and Chief	2011		2,000,000	1,820,000	13,924,993	7,499,992	3,640,000	0	612,587	29,497,572
Executive Officer	2010		1,400,000	3,150,000	7,492,493	7,499,993	6,300,000	0	678,029	26,520,515

Robert L. Shanks	2012		700,000	227,500	818,998	899,999	562,500	1,908,803	64,048	5,181,848
Executive Vice President
and Chief Financial Officer

William Clay Ford, Jr.	2012		2,000,000	375,000	3,184,990	3,499,999	750,000	3,257,519	1,768,505	14,836,013
Executive Chairman	2011		2,000,000	520,000	2,764,996	3,499,993	1,040,000	3,157,099	1,476,058	14,458,146
	2010	(1)	4,800,000	900,000	3,496,491	13,035,838	1,800,000	1,225,500	1,203,169	26,460,998

Mark Fields	2012		1,385,833	1,301,250	1,000,994	1,099,995	1,038,750	2,900,420	126,823	8,854,065
Chief Operating Officer	2011		1,350,000	136,500	3,368,996	1,099,992	1,363,500	1,388,602	132,593	8,840,183
	2010		1,337,500	1,156,500	1,231,783	1,239,997	2,443,500	1,243,503	166,109	8,818,892

James D. Farley	2012		707,500	181,000	682,493	750,000	474,000	0	1,802,024	4,597,017
Executive Vice President —
Global Marketing Sales and
Service and Lincoln

L. W. K. Booth	2012		312,500	0	0	0	234,375	1,584,834	971,378	3,103,087
Retired Executive Vice	2011		1,250,000	100,000	2,868,986	1,099,992	1,300,000	1,021,990	90,848	7,731,816
President and Chief	2010		1,237,500	750,000	1,226,986	1,239,997	2,250,000	1,402,455	89,883	8,196,821
Financial Officer
(1)
As noted in the 2011 Compensation Discussion and Analysis, Mr. Ford's 2010 compensation included prior years' compensation that was earned and paid when the Committee determined in August 2010 that the Company's global Automotive sector had achieved full-year profitability, excluding special items.

(2)
The amounts shown for 2010 reflect discretionary bonus awards paid in 2011 for 2010 performance; amounts shown for 2011 reflect discretionary bonus awards paid in 2012 for 2011 performance; and amounts shown for 2012 reflect discretionary bonus awards paid in 2013 for 2012 performance (see Compensation Discussion and Analysis — Annual Compensation — Incremental Bonuses on pp. 51-52).

(3)
The amounts shown in columns (e) and (f) reflect the aggregate grant date value computed in accordance with FASB ASC Topic 718 for stock-based and option awards for each of the Named Executives for the years ended December 31, 2012, 2011, and 2010. The assumptions used for the 2012, 2011, and 2010 calculations can be found at Note 22 to our audited financial statements in Ford's Annual Report on Form 10-K for the year ended December 31, 2012; Note 20 to our audited financial statements in Ford's Annual Report on Form 10-K for the year ended December 31, 2011; and Note 21 to our audited financial statements in Ford's Annual Report on Form 10-K for the years ended December 31, 2010, respectively. Pursuant to SEC rules, we disregarded the estimate of forfeitures related to service-based vesting conditions.

Included in the amounts shown in column (e) are the grant date values of certain awards that are subject to performance conditions. Pursuant to SEC rules, the grant date values shown above are reported based upon the probable outcome of such conditions as of the date of grant. The table below shows the value of such awards at the grant date assuming that the highest level of performance is achieved.

Name	Year	Stock Awards ($)

Alan Mulally	2012	7,499,998
	2011	15,499,993
	2010	7,499,993

Robert L. Shanks	2012	899,998

William Clay Ford, Jr.	2012	3,499,989
	2011	3,499,995
	2010	3,499,991

Mark Fields*	2012	1,099,994
	2011	3,599,994
	2010	999,997

James D. Farley	2012	749,992

L. W. K. Booth*	2012	NA
	2011	3,099,984
	2010	999,997
*
The amounts shown in column (e) for Messrs. Booth and Fields include awards granted in 2010 that do not have performance conditions (see column (f) and footnote 2 of Outstanding Equity Awards at 2012 Fiscal Year-End on pp. 57-59). Due to his retirement, Mr. Booth did not receive any stock-based awards in 2012.
(4)
The amounts shown in column (g) reflect awards earned by certain Named Executives under the Incentive Bonus Plan (see Compensation Discussion and Analysis — Annual Compensation — Incentive Bonuses on pp. 49-51).

(5)
The amounts shown reflect the increase in the actuarial present value of accrued pension benefits under various Company plans. For 2012, the accrued pension benefits are measured from December 31, 2011 to December 31, 2012; for 2011, the accrued pension benefits are measured from December 31, 2010 to December 31, 2011; and for 2010, the accrued pension benefits are measured from December 31, 2009 to December 31, 2010. See the Pension Benefits in 2012 Table and related footnotes on pp. 70-72 for additional information, including the present value assumptions used in these calculations. No Named Executive received preferential or above-market earnings on deferred compensation. Due to Mr. Booth's retirement as of April 1, 2012, the actuarial present value of his pension benefits for 2012 was measured from December 31, 2011 to March 31, 2012.

(6)
The following table summarizes the amounts shown in column (i) for 2012.

All Other Compensation in 2012

Name	Perquisites and Other Personal Benefits(i) ($)	Tax Reimbursements(ii) ($)	Life Insurance Premiums(iii) ($)	Company Contributions to Retirement and 401(k) Plans(iv) ($)	Other(v) ($)	Total ($)

Alan Mulally	438,889	0	61,920	22,500	157,500	680,809

Robert L. Shanks	35,140	0	4,158	8,750	16,000	64,048

William Clay Ford, Jr.	1,686,625	0	11,880	8,750	61,250	1,768,505

Mark Fields	72,490	0	5,737	8,750	39,846	126,823

James D. Farley	33,891	0	3,214	22,500	1,742,419	1,802,024

L. W. K. Booth	28,366	0	4,625	1,875	936,512	971,378
(i)
For a description of perquisites relating to personal use of private aircraft, our evaluation vehicle program, and security and other services for Named Executives, see Compensation Discussion and Analysis — Other Benefits and Perquisites on p. 58. Other perquisites and personal benefits whose incremental cost is included in the amounts shown consist of the following: personal use of Company cell phones, personal use of car and driver service, annual executive health exams, ground transportation services, fuel and car washes related to the evaluation vehicles, and temporary housing and relocation expenses.

Executives also may make personal use of Company season tickets to athletic events, but such use does not result in incremental cost to the Company because the tickets are for business use and when the executive uses them for personal use, the executive pays for any additional costs associated with personal use.

Amounts for the Named Executives include the incremental costs to the Company for providing certain perquisites and other benefits during 2012. For Mr. Mulally, the amount shown includes $188,937 for personal use of private aircraft, $49,202 for security, $89,550 for housing and living expenses, and $45,000 for regulatory filing fees. For Mr. Ford, the amount shown includes $178,257 for personal use of aircraft and $1,395,898 for security. For Mr. Fields, the amount shown includes $28,598 as the actual cost of first class commercial airfare for personal travel to and from his residences.

During 2012, for use of private aircraft, we used the actual costs incurred for leasing private aircraft. We calculated the aggregate incremental cost of security and housing expenses as the actual cost incurred to provide these benefits. We calculated the aggregate incremental cost of providing the evaluation vehicles by estimating the lease fee for a comparable vehicle under our Management Lease Program. The lease fee under that program takes into account the cost of using the vehicle, maintenance, license, title and registration fees, and insurance.

(ii)
Effective January 1, 2011, we no longer provide tax reimbursement for executive perquisites (see Compensation Discussion and Analysis — Other Benefits and Perquisites on p. 58).

(iii)
Amounts shown reflect the dollar value of premiums paid by the Company for life insurance in an amount equal to 3 times an employee's salary. Employees may purchase additional life insurance and these premiums are payroll deducted with no additional Company contributions or cost. For Mr. Booth, the amount reflects insurance premiums for life insurance of 3-times his base salary from January 1, 2012 until the date of his retirement of April 1, 2012. The premiums for the remainder of the year for Mr. Booth reflect life insurance in the amount of $25,000.

(iv)
The amounts shown for Messrs. Mulally and Farley reflect contributions made to their Ford Retirement Plan accounts (see Compensation Discussion and Analysis — Retirement Plans on p. 57) and Company matching contributions to their 401(k) accounts. The amounts for the other Named Executives reflect Company matching contributions to employee 401(k) accounts.

(v)
The amount shown for Mr. Mulally primarily reflects Company contributions to a nonqualified benefit equalization plan related to the Ford Retirement Plan and the Company's 401(k) plan. The amounts shown for Messrs. Ford, Fields, and Booth reflect contributions made to a nonqualified benefit equalization plan related to the Company's 401(k) plan (see Nonqualified Deferred Compensation in 2012 Table and footnotes 1 and 2 on pp. 73-74). Furthermore, the amount shown for Mr. Booth includes income tax preparation fees related to international assignments and payouts pursuant to nonqualified plans (see Pension Benefits in 2012 Table on p. 70). For Mr. Farley, the amount includes contributions to a nonqualified benefit equalization plan related to the Ford Retirement Plan and the Company's 401(k) plan as well as a payment relative to his retirement benefits pursuant to his employment agreement (see Compensation Discussion and Analysis — James D. Farley on p. 59).

Grants of Plan-Based Awards in 2012

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units #	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)

Alan Mulally	3/5/2012	2/21/2012					601,926					6,824,998
	3/5/2012	2/21/2012								1,275,510	12.46	7,499,999
	3/29/2012	3/14/2012		3,500,000	7,000,000

Robert L. Shanks	3/5/2012	2/21/2012					72,231					818,998
	3/5/2012	2/21/2012								153,061	12.46	899,999
	3/29/2012	3/14/2012		750,000	1,500,000

William Clay Ford, Jr.	3/5/2012	2/21/2012					280,898					3,184,990
	3/5/2012	2/21/2012								595,238	12.46	3,499,999
	3/29/2012	3/14/2012		1,000,000	2,000,000

Mark Fields	3/5/2012	2/21/2012					88,282					1,000,994
	3/5/2012	2/21/2012								187,074	12.46	1,099,995
	3/29/2012	3/14/2012		1,385,000	2,770,000

James D. Farley	3/5/2012	2/21/2012					60,192					682,493
	3/5/2012	2/21/2012								127,551	12.46	750,000
	3/29/2012	3/14/2012		632,000	1,264,000

L. W. K. Booth(6)	3/29/2012	3/14/2012		1,250,000			NA			NA	NA	NA
(1)
The amounts shown in columns (e) and (f) represent the target and maximum amounts payable for 2012 performance under the Incentive Bonus Plan. Our Incentive Bonus Plan does not have a formal threshold award in that there is no minimum amount payable for a certain level of performance under the plan. The Compensation Committee exercises discretion as to whether to make payouts if performance does not achieve target levels. The material terms of the awards are described in Compensation Discussion and Analysis — Annual Compensation — Incentive Bonuses at pp. 49-51. For actual payouts made under the Incentive Bonus Plan for 2012 performance, see column (g) of the Summary Compensation Table on p. 61.

(2)
For each of the Named Executives the amounts shown in column (h) consist of annual grants of Performance Units that provided an opportunity to earn a Final Award of Restricted Stock Units for 2012 performance. The amounts shown represent the target amount of the opportunity. 2012 performance was measured against the metrics and weightings discussed in Compensation Discussion and Analysis — Equity-Based Compensation — Annual Performance Unit and Stock Option Grants on pp. 53-54. The Restricted Stock Units earned for 2012 performance have a two-year restriction period and will not pay Dividend Equivalents during the restriction period. Following the restriction period, shares of Ford common stock will be issued, less shares withheld for tax withholding.

(3)
The amounts shown in column (k) represent 10-year stock option grants. In general, 33% of each stock option grant vests one year after the grant date, 33% after two years, and 34% after three years. Any unexercised options expire after ten years. If a grantee retires, becomes disabled, or dies, his or her options continue to be exercisable up to the normal expiration date. In most other instances of employment termination, all options generally end upon termination of employment or are exercisable for a specified period. Options are subject to certain conditions, including not engaging in competitive activity. Options generally cannot be transferred except through inheritance. In general, each grantee agrees to remain a Ford employee for at least one year from the date of the option grant.

(4)
The exercise price of the options is the closing price of Ford common stock traded on the NYSE on the effective date of the grant shown in column (b) (see Compensation Discussion and Analysis — Equity-Based Compensation — Timing of Awards on pp. 54-55).

(5)
The amounts shown in column (m) represent the full grant date value of each equity-based award shown in the table for each Named Executive computed under FASB ASC Topic 718. For awards subject to performance conditions, the values shown are based upon the probable outcome of such conditions as of the grant date.

(6)
Due to his retirement on April 1, 2012, Mr. Booth did not receive Performance Unit or stock option grants in 2012.

Executive Compensation

 Outstanding Equity Awards at 2012 Fiscal Year-End

	Option Awards				Stock Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
								Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(5)
	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price	Option Expiration	Number of Shares or Units of Stock That Have Not Vested(2)	Market Value of Shares or Units of Stock That Have Not Vested(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4)
Name	Exercisable	Unexercisable	($)	Date(1)	(#)	($)	(#)	($)

Alan Mulally		1,275,510	12.46	03/04/2022	919,750	11,910,763	1,143,931	14,813,906
	291,862	592,571	14.76	03/02/2021
	686,545	353,676	12.69	03/02/2020
	4,948,978		1.96	03/10/2019
	3,544,975		6.14	03/04/2018
	1,640,937		7.55	03/04/2017
	3,000,000		8.28	08/31/2016

Robert L. Shanks		153,061	12.46	03/04/2022	35,265	456,682	72,231	935,391
	10,895	22,123	14.76	03/02/2021
	26,545	13,676	12.69	03/02/2020
	188,118		1.96	03/10/2019
	88,641		6.14	03/04/2018
	41,283		7.55	03/04/2017
	15,655		7.83	03/09/2016
	22,000		12.49	03/10/2015
	30,000		13.26	03/11/2014

William Clay Ford, Jr.		595,238	12.46	03/04/2022	431,831	5,592,211	280,898	3,637,629
	136,202	276,533	14.76	03/02/2021
	871,697	449,057	12.98	08/04/2020
	320,387	165,049	12.69	03/02/2020
	3,470,000		2.84	03/26/2019
	1,685,393		12.49	03/10/2015
	1,587,301		16.49	01/04/2014
	62,396		15.98	12/30/2013

Mark Fields		187,074	12.46	03/04/2022	145,989	1,890,558	257,659	3,336,684
	42,806	86,910	14.76	03/02/2021
	113,508	58,475	12.69	03/02/2020
	701,453		1.96	03/10/2019
	361,059		6.14	03/04/2018
	1,182,341		7.55	03/04/2017

James D. Farley		127,551	12.46	03/04/2022	77,739	1,006,720	161,818	2,095,543
	29,186	59,257	14.76	03/02/2021
	50,345	25,937	12.69	03/02/2020

L. W. K. Booth	42,806	86,910	14.76	03/02/2021	145,611	1,885,662	135,501	1,754,738
	113,508	58,475	12.69	03/02/2020
	701,453		1.96	03/10/2019
	742,296		7.55	03/04/2017

(1)
The table below details the vesting schedule for stock option grants based on the termination date of the relevant grant. In general, option grants vest 33% one year after the grant date, 33% two years after the grant date, and 34% three years after the grant date.

Option Expiration Dates	Option Vesting Dates

	33%	33%	34%

03/04/2022	03/05/2013	03/05/2014	03/05/2015

03/02/2021	03/03/2012	03/03/2013	03/03/2014

08/04/2020	08/05/2011	08/05/2012	08/05/2013

03/02/2020	03/03/2011	03/03/2012	03/03/2013

03/26/2019	03/27/2010	03/27/2011	03/27/2012

03/10/2019	03/11/2010	03/11/2011	03/11/2012

03/04/2018	03/05/2009	03/05/2010	03/05/2011

03/04/2017	03/05/2008	03/05/2009	03/05/2010

08/31/2016	09/01/2007	09/01/2008	09/01/2009

03/09/2016	03/10/2007	03/10/2008	03/10/2009

03/10/2015	03/11/2006	03/11/2007	03/11/2008

03/11/2014	03/12/2005	03/12/2006	03/12/2007

01/04/2014	01/05/2005	01/05/2006	01/05/2007

12/30/2013	12/31/2004	12/31/2005	12/31/2006
(2)
The amounts shown for Named Executives consist of the following:

Name	2010 Supplemental Award	Final Awards for 2010 Annual Performance Grant Unit	Final Awards for 2011 Annual Performance Grant Unit

Alan Mulally	NA	543,734	376,016

Robert L. Shanks	4,554	16,674	14,037

William Clay Ford, Jr.	NA	253,742	175,473

Mark Fields	18,344	72,497	55,148

James D. Farley	8,421	31,717	37,601

L. W. K. Booth	17,966	72,497	55,148

As noted in our 2011 Compensation Discussion and Analysis, because we did not have enough shares under our 2008 Plan to grant the full value of planned stock awards in 2009 for our executives, we granted a supplemental award in 2010 in time-based Restricted Stock Units that approximated the value that could not be delivered in 2009. The number of time-based Restricted Stock Units awarded was determined based on the officer's business unit's 2009 Performance Unit payout percentage. These supplemental awards vested on March 3, 2013. When the restrictions lapsed, shares of Ford common stock were issued, less shares withheld for tax withholding. Messrs. Mulally and Ford did not receive 2010 Supplemental Awards.

The Final Awards for the 2010 annual Performance Unit grants were based on achievement of specific goals related to the following metrics: Global PBT (45% weight); Total Automotive Operating-Related Cash Flow (30%); Cost Performance, Market Share, and Quality (8.33% weight each). For the 2010 performance period, the data showed that we met our Global PBT, Total Automotive Operating-Related Cash Flow, and Cost Performance goals, partially met our Market Share goal, and mostly met our Quality goal. Based on its review of performance results, the Committee determined that 92% of the target value of the Restricted Stock Units had been earned for the 2010 performance period. Restrictions on the Final Awards for the 2010 annual Performance Unit grant lapsed on March 3, 2013, when shares of Ford common stock were issued, less shares withheld for tax withholding.

The Final Awards for the 2011 annual Performance Unit grants were based on achievement of specific goals related to the following metrics: Global PBT (35% weight); Total Automotive Operating-Related Cash Flow (35%); Cost Performance, Market Share, and Quality (10% weight each). For the 2011 performance period, the data showed that we met the Global PBT and Total Automotive Operating-Related Cash Flow goals. We did not meet the Cost Performance goal, and we partially met the Market Share and Quality goals. Based on its review of performance results, the Committee determined that 74% of the target value of the Restricted Stock Units had been earned for the 2011 performance period. Restrictions on the Final Awards for the 2011 annual Performance Unit grant will lapse on March 5, 2014, when shares of Ford common stock will be issued, less shares withheld for tax withholding.

Dividend Equivalents were not paid during the performance period or the restriction period for any of the awards discussed above.

In addition to the above, the amount shown for Mr. Ford consists of 2,616 Ford stock units resulting from deferral of director fees and dividend equivalent reinvestment that were credited to his account pursuant to the Deferred Compensation Plan for Non-Employee Directors while he served as a non-employee director of the Company (for a description of the terms of these Ford stock units, see Director Compensation — Deferred Compensation Plan on pp. 34-35).

(3)
The market value shown was determined by multiplying the number of units shown in column (f) by the closing price of Ford common stock, $12.95, on December 31, 2012.

(4)
The amounts shown for the Named Executives consist of the following grants:

Name	2011 Incremental Incentive Grant	2012 Annual Performance Unit Grant

Alan Mulally	542,005	601,926

Robert L. Shanks	NA	72,231

William Clay Ford, Jr.	NA	280,898

Mark Fields	169,377	88,282

James D. Farley	101,626	60,192

L. W. K. Booth	135,501	NA

The 2011 Incremental Incentive Grant had a two-year performance period and the Compensation Committee determined the effective date of the Final Awards to be March 4, 2013 (see Compensation Discussion and Analysis — Equity-Based Compensation — 2011 Incremental Incentive Grants on p. 54 for a description of the material terms of these grants and the performance results). Messrs. Ford and Shanks did not participate in the 2011 Incremental Incentive Grants. The Compensation Committee determined the effective date of the Final Awards for the 2012 Annual Performance Unit Grants to be March 4, 2013 (see footnote 2 to the Grants of Plan-Based Awards in 2012 Table on pp. 64-65 for a description of the vesting schedule and Compensation Discussion and Analysis — Equity-Based Compensation — Annual Performance Unit and Stock Option Grants on pp. 53-54 for a description of the metrics and performance results). Mr. Booth did not receive a 2012 Annual Performance Unit Grant due to his retirement on April 1, 2012. The amounts shown assume that the target amount of each award was earned.

(5)
The market value shown was determined by multiplying the number of units shown in column (h) by the closing price of Ford common stock, $12.95, on December 31, 2012. The number of units assumes that the target level was achieved for the Performance Units granted in 2012.

Option Exercises and Stock Vested in 2012

	Option Awards		Stock Awards

(a)	(b)	(c)	(d)	(e)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)

Alan Mulally	107,056	467,790	4,822,703	61,344,782

Robert L. Shanks	NA	NA	103,233	1,313,124

William Clay Ford, Jr.	NA	NA	1,786,074	16,235,413

Mark Fields	67,321	412,624	376,122	4,784,272

James D. Farley	385,726	3,363,765	187,311	2,382,596

L. W. K. Booth	412,081	2,869,947	368,367	4,685,628
(1)
The amounts shown in columns (c) and (e) represent the aggregate dollar value realized by the Named Executives upon the exercising of stock options and/or the vesting of stock awards. We computed the aggregate dollar value realized upon the exercise of stock options by multiplying the number of shares of stock realized upon exercise by the difference between the market price of our stock at exercise and the exercise price of the options. We computed the aggregate dollar value realized upon vesting by multiplying the number of shares of stock vested by the market value (closing price) of Ford common stock on the vesting date.

Executive Compensation

 Pension Benefits in 2012(1)

(a) Name	(b) Plan Name	(c) Number of Years Credited Service (#)	(d) Present Value of Accumulated Benefit ($)	(e) Payments During Last Fiscal Year ($)(4)

Alan Mulally(2)	NA	NA	NA	NA

Robert L. Shanks	GRP	36.4	1,278,345	0
	SERP	36.4	2,275,558	0
	GRP-BEP	36.4	1,783,736	0
	ESAP	36.4	2,070,258	0

William Clay Ford, Jr.(3)	GRP	17.8	576,943	0
	SERP	26.5	4,794,348	0
	GRP-BEP	26.5	6,235,008	0
	ESAP	26.5	4,822,837	0

Mark Fields	GRP	23.5	814,935	0
	SERP	23.5	2,851,201	0
	GRP-BEP	23.5	3,943,670	0
	ESAP	23.5	2,743,204	0

James D. Farley	NA	NA	NA	NA

L. W. K. Booth	GRP	14.7	702,418	0
	SERP	34.3	7,674,840	455,911
	GRP-BEP	14.7	2,739,671	184,344
	ESAP	34.3	1,145,547	152,136
	SRP	37.3	2,252,258	136,121
(1)
The General Retirement Plan ("GRP") provides a flat-rate benefit of up to $47.45 per month for each year of non-contributory participation by employees in the United States hired before January 1, 2004, and contributory benefits for each year of contributory participation in which salaried employees contribute 1.5% of base salary up to the applicable limit of the Internal Revenue Code ("Code") — $245,000 in 2010 and 2011, and $250,000 in 2012.

Contributory benefits are calculated as follows:

Contributory Benefit =

(1.5% × Final Avg. Pay) × Contributory Service Years,		0.4% × Final Avg. Pay in excess of
plus up to two years of waiting period service	+	Breakpoint × Contributory Service Years
(maximum 35 service years)

"Final Average Pay" is the average of the five highest consecutive December 31 monthly base salaries out of the last 10 years of contributory participation.

"Breakpoint" is 150% of Covered Compensation as of January 1 of the year of retirement.

"Covered Compensation" is the average of the Social Security wage base for the preceding 35 years for someone reaching normal retirement age.

Normal retirement is at age 65 with one or more years of credited pension service. Employees who are age 55-64 and have at least 10 years of credited pension service, or employees with 30 or more years of credited pension service who are not yet age 65, may elect to retire early and receive reduced contributory and non-contributory benefits. In addition, Social Security bridging benefits are payable until age 62 and one month. Survivorship coverage is available under the GRP. Under the normal payment method for married participants (65% Qualified Joint and Survivor Annuity), there is a 5% reduction in benefits where the spouse is within five years of the employee's age.

The Benefit Equalization Plan ("GRP-BEP") provides eligible U.S. employees with benefits substantially equal to those that would have been provided under the GRP but that could not be provided because of Code limitations. 65% survivorship coverage is also available under the BEP.

The Supplemental Executive Retirement Plan ("SERP") provides certain eligible executives with an additional monthly benefit after separation from service equal to Final Five Year Average Base Salary multiplied by credited pension service and further multiplied by an applicable percentage (0.2% to 0.9% depending upon position at separation from service), reduced for separation from service prior to age 62. To be eligible, an executive must separate from service with the approval of the Company at or after age 55, have at least 10 years of credited pension service, and must generally have at least five continuous years of service at an eligible position. The SERP monthly benefit has no surviving spouse benefit. In addition, the SERP may provide annuities based on Company earnings, the executive's performance, and other factors. In addition, for separation from service effective October 1, 1998 or later, for certain U.S. Vice Presidents and above whose careers include foreign subsidiary service, the SERP provides an additional monthly pension parity benefit to equalize the total retirement benefits payable from the Company's retirement plans to an amount that would have been payable under the GRP and GRP-BEP if the executive's subsidiary service had been recognized as contributory service under those plans. The pension parity provides 65% survivorship coverage. Mr. Booth has 19.6 years of foreign subsidiary service which qualifies him for a SERP Parity Benefit. For 2011 and 2012 these SERP pension parity benefits are estimated as follows:

Name	Years of Foreign Service	Estimated SERP Parity Benefit 2011	Estimated SERP Parity Benefit 2012

L. W. K. Booth	19.60	$25,863	$23,445

These SERP pension parity benefits are included in the amounts shown in column (d) above.

The Executive Separation Allowance Plan ("ESAP") provides benefits to certain eligible executives who have at least five years of eligible executive service, have at least ten years of GRP contributory membership, and who separate from employment after age 55 and prior to age 65. Benefits are payable (reduced by any GRP benefit distribution) to the eligible executive or his or her eligible surviving spouse until the executive reaches age 65. The amount of the benefit is a percentage of monthly base salary (not to exceed 60%) based on age and service equal to 1% per year of service (but not less than 15%) plus 1/2% for each month that age at separation exceeds 55 (maximum of 30%).

To achieve several business goals, we may offer benefits under the Select Retirement Plan ("SRP"), a voluntary separation program offered from time-to-time for select U.S. management employees. To be eligible, selected employees generally had to be at least age 52 with 10 or more years of service. Since Mr. Booth received benefits under the SRP, we have included the present value of that benefit for him in the table above. In general, the SRP adds three years of age and contributory service and uses "enhanced Final Average Salary" for purposes of calculating benefits based on the formulas under the GRP, GRP-BEP, SERP and ESAP, with a minimum increase of 15% over regular benefits. Enhanced Final Average Salary is calculated by multiplying current base salary times three, then adding the last two year-end salaries and dividing the total by five.

The present value of accumulated benefits for Mr. Booth was valued at March 31, 2012. Mr. Booth retired effective April 1, 2012.

The following assumptions are used in calculating the present value of the accumulated benefit:

•
The age at which benefits are assumed payable is the greater of (i) current age or (ii) age 65 for the GRP and GRP-BEP; age 62 for the SERP; and age 55 for the ESAP. Current age is measured as of December 31, 2012;

•
Current compensation is used for purposes of the benefit calculations; and

•
Present Value of Accumulated Benefit (column d) is calculated assuming a single life annuity; the RP-2000 mortality table projected to 2019; and a discount rate of 3.9% for the GRP; 3.9% for the BEP; 3.8% for the SERP; 3.6% for the SRP; and 3.0% for the ESAP as of December 31, 2012, with the exception of Mr. Booth. Due to his retirement on April 1, 2012, Mr. Booth's Present Value of Accumulated Benefit is calculated assuming a single life annuity; the RP-2000 mortality table projected to 2015; and a discount rate of 4.7% for the GRP; 4.7% for the BEP; 4.6% for the SERP; 4.4% for the SRP; and 4.0% for the ESAP as of March 31, 2012.

The present values include amounts relating to employee contributions.

Mr. Booth has 19.6 years of credited pension service under a Ford Motor Company Britain pension plan. At present, he would be entitled to an annual benefit from that plan of $128,416 (GBP 81,976).

Code Section 409A governs the timing for income inclusion of amounts under our supplemental retirement plans. Our supplemental retirement plans presently meet the requirements of Section 409A. As a result, employees generally will be taxed when compensation is received under these plans; however, distribution of these amounts may be delayed for six months following separation from service.

(2)
Messrs. Mulally and Farley do not participate in the GRP, SERP, GRP-BEP, or ESAP. Ford has a different tax qualified retirement plan, the Ford Retirement Plan ("FRP"), for salaried employees hired or rehired on or after January 1, 2004 in the U.S. See Nonqualified Deferred Compensation in 2012 Table below.

(3)
The SERP, GRP-BEP and ESAP plans provided Mr. Ford with a benefit using a notional base annual salary for November 2001 through August 2010 because he did not receive a cash salary for that period.

(4)
Column (e) shows the amounts paid to Mr. Booth during 2012 pursuant to the listed plans after his retirement on April 1, 2012.

Nonqualified Deferred Compensation in 2012(1)

(a)	(b)	(c)	(d)	(e)	(f)
Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year(2) ($)	Aggregate Earnings in Last Fiscal Year(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End(4) ($)

Alan Mulally	NA			NA

DCP		0	0		0

BEP-SSIP/FRP		157,500	112,981		937,959

Robert L. Shanks	NA			NA

DCP		0	0		0

BEP-SSIP		16,000	7,765		75,327

William Clay Ford, Jr.	NA			NA

DCP		0	0		0

BEP-SSIP		61,250	22,973		135,053

Mark Fields	NA			NA

DCP		0	0		0

BEP-SSIP		39,846	19,581		216,729

James D. Farley	NA			NA

DCP		0	0		0

BEP-SSIP		47,419	18,850		205,279

L. W. K. Booth	NA

DCP		0	73,100		400,124

BEP-SSIP		7,500	4,428	179,461	0
(1)
There are two nontax-qualified defined contribution plans represented in the above table: (i) the deferred compensation plan ("DCP"); and (ii) the benefit equalization plan with sub-accounts that relate to the Savings and Stock Investment Plan ("SSIP") and the Ford Retirement Plan ("FRP"). Both of these plans are unfunded. Notional amounts are credited by book entry to the participant's account. Participants choose how to allocate the notional amounts from a menu of investment measurement options used solely for the purpose of valuing the participants' accounts. These are considered notional investments. The performance of an individual's investment option(s) tracks the notional value as if an actual investment was made in such option(s).

For the DCP and the BEP-SSIP sub-account, investment options include: target-date retirement funds; passively and actively managed domestic, global, and international equity funds; fixed income funds; a Company common stock fund; a global real estate investment trust (REIT); and a stable value fund. Participants may change their investment elections at any time. The BEP-FRP sub-account offers a subset of these investment measurement options, which does not include a Company common stock fund. Distribution of account balances from these nonqualified plans may be delayed for six months in accordance with Code Section 409A.

Under the DCP, certain employees, including the Named Executives, may defer up to 100% of awards under the Incentive Bonus Plan (or other similar plan). New hires may also defer any hiring-in bonus payments payable in cash. Additionally, such employees may defer up to 50% of their base salary under the DCP. Mr. Booth was the only Named Executive with a balance in the DCP during 2012. Deferral elections are made by eligible employees in June of each year for amounts to be earned or awarded (with regard to the Incentive Bonus Plan) in the following year. At the time of deferral, participants also elect when distribution of such deferrals will be made in future years. Employees may elect a lump sum payment while still employed or distribution after separation from service in either a lump sum or annual installments over a number of years up to ten. Deferrals not allocated by participants will be allocated to the DCP default investment option. Employees may reallocate deferrals at any time. Due to low participation and high administrative complexity, we suspended enrollment in the DCP in 2010.

The BEP-SSIP sub-account preserves benefits that are substantially equal to any Company matching contributions that would have been made under the SSIP but limited due to Code limitations. Likewise, the BEP-FRP sub-account provides notional credits equivalent to Company contributions that would have been made under the FRP account but for Code limitations.

The FRP is a tax-qualified, defined contribution profit sharing plan for employees hired or rehired beginning January 1, 2004. The Company makes scheduled contributions to a participant's FRP account calculated as a percentage of base salary using a percentage established based on an employee's age.

Initial notional credits to both the BEP-SSIP/FRP sub-accounts and Company contributions to the FRP are allocated to each sub-account's and FRP default investment option. Thereafter, participants may transfer the credits to the BEP-SSIP/FRP and the Company contributions to the FRP to any other investment option available under the respective plans and also elect how any future notional credits and Company contributions are allocated. Vested account balances of both the BEP-SSIP/FRP sub-accounts are distributed in cash in a lump sum as soon as practicable after death or separation from Ford. An employee becomes fully vested under these sub-accounts three years from their original date of hire with Ford. All of the Named Executives participate in the BEP-SSIP. In addition, Messrs. Mulally and Farley participate in the BEP-FRP.

(2)
The amounts shown in column (c) for the Named Executives are reflected in column (i) of the Summary Compensation Table on p. 61 and represents credits made to their BEP-SSIP/FRP sub-accounts, respectively.

(3)
None of the amounts shown in column (d) are reflected in the Summary Compensation Table.

(4)
The following amounts were reported in the Summary Compensation Table in prior years: Mr. Mulally: $618,333; Mr. Shanks: $0; Mr. Ford: $58,452; Mr. Fields: $115,163; Mr. Farley: $0; and Mr. Booth: $96,737.

Potential Payments Upon Termination or Change in Control

We maintain certain plans whereby we provide compensation and benefits to executives, including the Named Executives, in the event of a termination of employment. For disclosure of benefits pursuant to employment separation under our qualified and nonqualified pension plans for each of the Named Executives, see the Pension Benefits in 2012 Table and related footnotes on pp. 70-72. For disclosure of payments due, if any, to each of the Named Executives pursuant to our nonqualified deferred compensation plans, please see the Nonqualified Deferred Compensation in 2012 Table and related footnotes on pp. 73-74. In the tables below, Messrs. Mulally, Shanks and Ford are shown as receiving amounts in the "Retirement Eligible" column because they are the only Named Executive who qualify as retirement eligible under our plans.

We do not have any formal agreements with any Named Executive regarding acceleration or provision of benefits related to termination of employment; however, each of the Named Executives may be entitled to certain compensation and benefits under our plans in such circumstances. Award agreements under our Long-Term Incentive Plans provide that a change in control occurs upon any merger or consolidation in which the Company is not the surviving entity. Any post-termination arrangements for Named Executives are discussed below.

The following tables for the Named Executives assume that the relevant triggering event occurred on December 31, 2012. Unless otherwise noted, the fair market values of stock-based compensation (e.g., Performance Units, Restricted Stock Units, etc.) were calculated using the closing price of Ford common stock ($12.95) on the NYSE on December 31, 2012. The "spread," that is, the difference between the fair market value of our stock on December 31, 2012, and the option exercise price, was used for valuing stock options.

Alan Mulally

(a) Benefits and Payments Upon Termination	(b) Voluntary Termination ($)	(c) Retirement Eligible ($)	(d) Change In Control (CIC) ($)	(e) Involuntary Not for Cause Termination ($)	(f) For Cause Termination ($)	(g) Death or Disability ($)

Compensation:

Incentive Bonus Plan(1)	0	2,625,000	0	0	0	2,625,000

Performance Units(2)	0	12,865,171	12,865,171	0	0	12,865,171

Restricted Stock Units(3)	0	0	11,910,763	0	0	11,910,763

Stock Options(4)	0	0	91,956	0	0	0

Benefits and Perquisites:

Evaluation Vehicles(5)	0	12,353	0	0	0	53,776

Life Insurance/Death Benefit(6)	0	0	0	0	0	6,083,333

Total:	0	15,502,524	24,867,890	0	0	33,538,043

Robert L. Shanks

(a) Benefits and Payments Upon Termination	(b) Voluntary Termination ($)	(c) Retirement Eligible ($)	(d) Change In Control (CIC) ($)	(e) Involuntary Not for Cause Termination ($)	(f) For Cause Termination ($)	(g) Death or Disability ($)

Compensation:

Incentive Bonus Plan(1)	0	562,500	0	0	0	562,500

Performance Units(2)	0	701,544	701,544	0	0	701,544

Restricted Stock Units(3)	0	0	456,682	0	0	456,682

Stock Options(4)	0	0	3,556	0	0	0

Benefits and Perquisites:

Evaluation Vehicles(5)	0	11,324	0	0	0	53,776

Life Insurance/Death Benefit(6)	0	0	0	0	0	2,281,250

Total:	0	1,275,368	1,161,782	0	0	4,055,752

William Clay Ford, Jr.

(a) Benefits and Payments Upon Termination	(b) Voluntary Termination ($)	(c) Retirement Eligible ($)	(d) Change In Control (CIC) ($)	(e) Involuntary Not for Cause Termination ($)	(f) For Cause Termination ($)	(g) Death or Disability ($)

Compensation:

Incentive Bonus Plan(1)	0	750,000	0	0	0	750,000

Performance Units(2)	0	2,728,222	2,728,222	0	0	2,728,222

Restricted Stock Units(3)	0	0	5,558,334	0	0	5,558,334

Stock Options(4)	0	0	42,913	0	0	0

Benefits and Perquisites:

Evaluation Vehicles(5)	0	24,766	0	0	0	53,776

Life Insurance/Death Benefit(6)	0	0	0	0	0	6,083,333

Total:	0	3,502,988	8,329,469	0	0	15,173,665

Mark Fields

(a) Benefits and Payments Upon Termination	(b) Voluntary Termination ($)	(c) Retirement Eligible ($)	(d) Change In Control (CIC) ($)	(e) Involuntary Not for Cause Termination ($)	(f) For Cause Termination ($)	(g) Death or Disability ($)

Compensation:

Incentive Bonus Plan(1)	0	0	0	0	0	1,038,750

Performance Units(2)	0	0	3,050,871	0	0	3,050,871

Restricted Stock Units(3)	0	0	1,890,558	0	0	1,890,558

Stock Options(4)	0	0	15,204	0	0	0

Benefits and Perquisites:

Evaluation Vehicles(5)	0	0	0	0	0	53,776

Life Insurance/Death Benefit(6)	0	0	0	0	0	4,562,500

Total:	0	0	4,956,633	0	0	10,596,455

James D. Farley

(a) Benefits and Payments Upon Termination	(b) Voluntary Termination ($)	(c) Retirement Eligible ($)	(d) Change In Control (CIC) ($)	(e) Involuntary Not for Cause Termination ($)	(f) For Cause Termination ($)	(g) Death or Disability ($)

Compensation:

Incentive Bonus Plan(1)	0	0	0	0	0	474,000

Performance Units(2)	0	0	1,900,672	0	0	1,900,672

Restricted Stock Units(3)	0	0	1,006,720	0	0	1,006,720

Stock Options(4)	0	0	6,744	0	0	0

Benefits and Perquisites:

Evaluation Vehicles(5)	0	0	0	0	0	53,776

Life Insurance/Death Benefit(6)	0	0	0	0	0	2,509,375

Total:	0	0	2,914,136	0	0	5,944,543
(1)
See column (g) of the Summary Compensation Table on p. 61. Since the amounts in column (d) of the Summary Compensation Table are paid at the discretion of the Compensation Committee, they are not considered as a payment due upon termination.

(2)
The performance period for the 2012 Performance Unit opportunity ended on December 31, 2012 (see column (h) of Grants of Plan-Based Awards in 2012 Table and footnote 2 on pp. 64-65). Consequently, the amounts shown reflect the Final Awards of Restricted Stock Units awarded on March 4, 2013, valued at December 31, 2012.

(3)
At December 31, 2012, each of the following Named Executives had unvested Restricted Stock Units as follows: Mr. Mulally: 919,750; Mr. Shanks: 32,265; Mr. Ford: 429,215; Mr. Fields: 145,989; and Mr. Farley: 77,739. The amounts shown indicate the fair market value of the unvested Restricted Stock Equivalents as of December 31, 2012 (see footnote 2 to the Outstanding Equity Awards at 2012 Fiscal Year-End Table on pp. 67-68). The awards will vest according to the normal vesting schedule in the event of early retirement or normal retirement and will vest immediately in the event of death or disability. Pursuant to our Long-Term Incentive Plans, if a change in control occurs, any unvested Restricted Stock Unit shall terminate, but if six months has lapsed from the grant date of the Restricted Stock Unit, such Restricted Stock Unit shall convert to shares of common stock immediately prior to the change in control.

(4)
Pursuant to our Long-Term Incentive Plans, if a change in control occurs, any outstanding option shall terminate; but if one year has lapsed from the grant date of the option, any unvested portion of an option grant becomes exercisable immediately prior to the change-in-control. As of December 31, 2012, options that would become exercisable under this provision are as follows: Mr. Mulally: 946,247 options; Mr. Shanks: 35,799 options; Mr. Ford: 890,639 options; Mr. Fields: 145,385 options; and Mr. Farley: 85,194 options.

(5)
The amount shown for evaluation vehicles under the "Retirement Eligible" column reflects the annual cost of providing vehicles for 2012 under the Evaluation Vehicle Program for each executive (see footnote (i) to the All Other Compensation Table in 2012 on p. 63). The amounts shown under the "Death or Disability" column for the Named Executives reflect the three-year average costs for vehicles under our surviving spouse vehicle program. Under that program, the surviving spouse receives a car allowance to purchase one of our products. The costs include the A-Plan price of the vehicle, sales tax, and title, registration and document fees.

(6)
The amounts shown include: (i) proceeds from Company paid life insurance; and (ii) a death benefit payable to the next of kin in an amount equal to 80 hours of salary at the hourly rate.

L. W. K. Booth

Mr. Booth retired from the Company effective April 1, 2012. The Performance Units values were calculated using the closing stock price of Ford common stock on April 1, 2012.

Benefits and Payments Upon Termination

Compensation:

Annual Incentive Award(1)	$234,375

Performance Units(2)	$1,691,052

Restricted Stock Units	$0

Benefits and Perquisites:

Evaluation Vehicles(3)	$9,201

Total:	$1,934,628
(1)
See column (g) of the Summary Compensation Table on p. 61.

(2)
The performance period for the 2011 Incremental Incentive Grants ended on December 31, 2012 (see column (h) of Outstanding Equity Awards at 2012 Fiscal Year-End and footnote (4) on pp. 66-69). Consequently, the amount shown reflects the Final Awards of Restricted Stock Units awarded on March 4, 2013, valued at March 30, 2012.

(3)
Mr. Booth is entitled to two vehicles under the evaluation vehicle program. The cost for such vehicles is based on the annualized cost of providing such vehicles at the time of Mr. Booth's retirement (see footnote (i) to the All Other Compensation Table in 2012 on p. 63).

Equity Compensation Plan Information

The following table provides information as of December 31, 2012 about the Company's common stock that may be issued upon the exercise of options, warrants and rights under all of the Company's existing equity compensation plans, including the Long-Term Incentive Plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights($)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)		(c)(1)

Equity compensation plans approved by security holders	126,172,260	(2)	9.14	(3)	270,738,460

Equity compensation plans not approved by security holders	0		0		0

Total	126,172,260		9.14		270,738,460
(1)
The number of securities remaining available for future issuance under the 2008 Plan is based on a formula. The 2008 Plan provides that the maximum number of shares that may be available for Plan Awards (awards of shares of common stock, options, Performance Units, and various other rights relating to common stock) each year is equal to 2% of the total number of issued shares of common stock as of December 31 of the prior year. This limit is called the 2% Limit. The 2% Limit may be increased to up to 3% in any year, with a corresponding reduction in the number of shares available in later years under the 2008 Plan. As of December 31, 2012, the total number of issued shares of common stock was 3,803,005,288 shares and 2% of such number is 76,060,106 shares. 3% of such number is 114,090,159 shares. Additionally, any unused portion of the 2% Limit for any year may be carried forward and used in later years. For 2013, 156,648,301 shares are available for use as carry over from the unused portion of the 2% Limit from prior years, including the unexercised or undistributed portion of any terminated, expired, or forfeited Plan Award.

Additional shares may be issued under a deferred compensation plan as a result of future Dividend Equivalents, if we pay dividends on our common stock.

On March 4, 2013, 6,980,728 Restricted Stock Units were granted to certain executives as part of a long-term incentive program.

(2)
This number includes the following:

(i)
Long-Term Incentive Plans

    107,959,089 shares subject to options; 11,717,608 shares covered by Restricted Stock Units; 6,485,778 shares representing the maximum number of shares covered by Performance Units that may be earned pursuant to rights granted, assuming the maximum payout level is achieved; and

  (ii)
  Deferred Compensation Plan

    9,785 shares, which is the approximate number of shares to be issued.

Under a deferred compensation plan, credits for common stock were credited to book entry accounts based on the fair market value of common stock at the time of the compensation deferral. Additional credits resulted from Dividend Equivalents.

(3)
This is the weighted-average exercise price of 107,959,089 options outstanding under the Long-Term Incentive Plans.

Proposal 4 — Approval of the Terms of the Company's Annual Incentive Compensation Plan

Approval of the Terms of the Annual Incentive Compensation Plan

We seek your approval of the terms of the Company's Annual Incentive Compensation Plan, also referred to as the Incentive Bonus Plan. We adopted the Plan in 1998. At the 1998 Annual Meeting of Shareholders, you approved the terms under which annual cash incentive awards could be granted to Named Executives under the Incentive Bonus Plan. Your approval of the key terms of the Plan permits the Company to structure awards to certain Named Executives under the Plan in a manner designed to assure that the awards will be deductible by the Company under Section 162(m) of the Internal Revenue Code of 1986 ("Section 162(m)"), as amended. The terms of the goals for the awards must be re-approved by you every five years in order to permit the Company to structure awards to certain Named Executives under the Plan in a manner designed to assure that the awards will be deductible under Section 162(m). Accordingly, at the 2003 and 2008 Annual Meetings of Shareholders, you re-approved the terms of the Plan. We now are asking you to re-approve the terms of the Plan, including the same terms of performance goals that you approved in 1998, 2003, and 2008.

The following description is subject to the terms of the Annual Incentive Compensation Plan. The text of the Plan is shown in Appendix I.

Summary of Annual Incentive Compensation Plan

Criteria for Granting Awards

The Annual Incentive Compensation Plan provides for annual cash awards to participants based on achievement of specific performance goals relating to a specific year. The goals for any award may be based on one or more of the Performance Criteria defined in paragraph (o) of Section 2 of the Plan (see Appendix I). For example, awards could be based on performance against quality and customer satisfaction, various financial measures, productivity, or any other factor set forth in the Plan. For 2013, the Compensation Committee determined that for all participants the criteria for awards would be based on the following (weightings of each in parentheses):

•
corporate PBT (35%);

•
corporate Automotive operating-related cash flow (35%);

•
corporate cost performance (10%);

•
a weighted average of all business unit market share performance (10%); and

•
a weighted average of all business unit quality performance (10%).

Eligibility

The Compensation Committee of the Board of Directors selects officers to participate in the Plan. The Annual Incentive Compensation Committee appointed by the Compensation Committee selects other salaried employees to participate. About 25,000 employees annually participate in the Plan, including 40 officers. In 2008, the Compensation Committee approved an amendment to the definition of "Employee" under the Plan so that all salaried employees may be considered "Employees" under the Plan (see Section 2(i) of Appendix I).

Expenses

The Company and any participating subsidiaries pay the expenses of the Plan.

Awards to Participants

For awards to participants, including Named Executives, the Compensation Committee selects the performance criteria and establishes the related goals to be used to measure performance. It also establishes the formula for determining the amount of the award that is earned by each individual and identifies any minimum performance levels below which no award will be paid.

Awards may be less than or greater than 100% of the target award. For the 2013 performance period,

awards may range from 0% to 200% of the target award depending upon performance.

There is a limit on the amount of compensation that may be awarded to any of the Named Executives for any year under the Plan. The annual limit for any year is $10,000,000. The Compensation Committee, in its discretion, may make individual awards to Named Executives that are less than the annual limit. In order to avoid adverse tax consequences under Section 409A of the Internal Revenue Code of 1986, as amended, and rules adopted thereunder, we amended the Plan in order to ensure certain awards are in compliance with these requirements. (See Appendix I.)

Conditions

The Plan has certain conditions which must be met prior to the distribution of any award to a participant following termination of employment. These conditions include continuing employment with the Company or a subsidiary or, if termination was for a reason other than death, being available to consult and supply information to the Company. In addition, the participant must refrain from competitive activity, unless the Company approves the activity. A participant also may forfeit an award, including deferred amounts, for conduct contrary to the best interests of the Company. Since 2010 the Compensation Committee has made awards under the Incentive Bonus Plan subject to recoupment from officers in the event: (i) the Company issues a material restatement of its financial statements and the restatement was caused by such officer's intentional misconduct; (ii) such officer was found to be in violation of non-compete provisions of any plan or agreement; or (iii) such officer has committed ethical or criminal violations. The Committee will consider all relevant factors and exercise business judgment in determining any appropriate amounts to recoup up to 100% of any awards.

Amendment or Termination of Plan

The Compensation Committee may terminate or amend the Plan at any time as long as it does not adversely affect awards previously made under the Plan. In December 2008, the Committee approved the only amendment to the Plan since your approval was obtained at the 2008 Annual Meeting. The amendment provided that for any mandatory deferral, the Committee must designate the time and form of the payment of any Award (see Section 15(c) of Annual Incentive Compensation Plan in Appendix I).

Stockholder Approval Condition

The Compensation Committee established target award amounts under the Plan for officers, including Named Executives, and the Annual Incentive Compensation Committee established target award amounts for other employees for the 2013 performance period. These target awards are subject to your approval of this proposal. The amount of the awards which ultimately may be payable for 2013 performance cannot be determined at this time. However, no award for 2013 to any Named Executive will exceed the annual limit.

If you approve this proposal, the terms of the Plan will continue for awards to Named Executives and other employees for 2013 and future years.

If you do not approve this Proposal 4, no bonus awards will be made for 2013 and future years under the Plan.

Resolution

Ford management will present the following resolution to the meeting:

"RESOLVED, That the terms of the Company's Annual Incentive Compensation Plan, as described in Proposal 4 of the Proxy Statement and shown in Appendix I thereto, are approved."

The Board of Directors recommends a Vote "FOR" Approval of the Terms of the Company's Annual Incentive Compensation Plan.

Proposal 5 — Approval of the Terms of the Company's 2008 Long-Term Incentive Plan

Approval of the Terms of the 2008 Long-Term Incentive Compensation Plan

We seek your approval of the terms of the 2008 Plan. The text of the 2008 Plan is shown in Appendix II. Please note that the Company is seeking your approval of the terms of the 2008 Plan only and is not seeking approval to increase the number of shares available for issuance under the 2008 Plan.

In 2008, we adopted the 2008 Plan. At the 2008 Annual Meeting of Shareholders, you approved the terms under which Performance-Based Restricted Stock Units ("Performance Units"), options and stock appreciation rights could be granted to Named Executives under the 2008 Plan. Your approval of the key terms of the Performance Units, options and stock appreciation rights permits the Company to structure awards to certain Named Executives under the 2008 Plan in a manner designed to assure that the awards will be deductible by the Company under Section 162(m) of the Internal Revenue Code of 1986 (Section 162(m)), as amended. The terms of the goals for Performance Units must be re-approved by you every five years in order for the Company to continue to structure awards to certain Named Executives under the 2008 Plan in a manner designed to assure that the awards will be deductible under Section 162(m)). As a result, we are asking you to approve the terms of the 2008 Plan, including the same basic terms of performance goals for Performance Units that you approved in 2008.

We believe it is important that a part of our employees' compensation be equity-based. Under the 2008 Plan, we can grant stock options, stock appreciation rights, Performance Units, and Other Stock-Based Awards (defined below). By granting equity-based compensation, we can tailor our equity-based compensation to achieve various objectives, such as:

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align employees' interests with shareholders' interests;

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provide employee incentives focused on the achievement of key business objectives;

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reward employees for performance and tie the value of that reward to future performance;

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retain key employees and attract new talent to the Company; and

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provide competitive and cost effective compensation.

We believe the Company's best interests will be served by your approval of the terms of the 2008 Plan so that we may continue to grant stock options and Performance Units to officers and other key salaried employees. In addition, we believe that our continued ability to grant Other Stock-Based Awards (defined below) is essential to provide us with flexibility to adapt the compensation of employees to new circumstances, such as changing business conditions, market fluctuations, significant developments, and other matters.

The following description is subject to the provisions of the 2008 Plan (see Appendix II).

Summary of 2008 Long-Term Incentive Plan

Under the 2008 Plan, awards of shares of common stock, options to purchase common stock and various other rights relating to common stock (collectively, "Plan Awards") may be granted to officers and certain other salaried employees. In general, payouts for officers under the 2008 Plan, whether in shares of stock or cash, will be based on performance over a specified term. Prior to payment of any Plan Award that is payable in common stock, the Compensation Committee may decide to pay all or part of the Plan Award in cash of equal value.

Under the 2008 Plan, Plan Awards may be granted from March 1, 2008 through May 1, 2018. It is expected that grants of options and Performance Units will be made on an annual basis.

Limit on Plan Awards

The 2008 Plan provides that the maximum number of shares of common stock that may be available for the granting of Plan Awards each year is equal to 2% of the total number of issued shares of common stock as of December 31 of the prior year. This limit, as adjusted under the 2008 Plan, is called the 2% Limit. The 2% Limit may be increased to up to 3% in any year, with a corresponding reduction in the number of shares available in later years. The 2% Limit, as increased or adjusted under the 2008 Plan, is called the Overall Limit. As of December 31, 2012, the total number of issued shares of common stock was 3,803,005,288 shares and 2% of such number is 76,060,106 shares. 3% of such number is 114,090,159 shares. Any unused portion of the 2% Limit for any year may be carried forward and used in later years. However, any unused portion of the 2% Limit carried over from any prior year cannot be granted to any of the Named Executives in any later year. Shares involved in the unexercised or undistributed portion of any terminated, expired or forfeited Plan Award also are available for future Plan Awards. For 2013, 156,648,301 shares are available for use as carry over from the unused portion of the 2% Limit from prior years, including the unexercised or undistributed portion of any terminated, expired, or forfeited Plan Award.

In the event of a merger, consolidation, reorganization, stock split, stock dividend or any other event affecting the Company's common stock, the total number of shares available for Plan Awards and the number of shares covered by outstanding Plan Awards will be appropriately adjusted as determined by the Compensation Committee.

On March 14, 2013, the grant date for 2013 equity awards, the fair market value of common stock (based on the closing price of our common stock on the New York Stock Exchange) was $12.75 a share.

Conditions

Outstanding awards under the 2008 Plan will be forfeited if a participant terminates his or her employment and fails to consult with the Company upon request or engages in competitive activity, unless the Company approved the activity, or if it is determined that the participant engaged in conduct contrary to the best interests of the Company. Since 2011 the Compensation Committee has made awards under the 2008 Plan subject to recoupment from officers in the event: (i) the Company issues a material restatement of its financial statements and the restatement was caused by such officer's intentional misconduct; (ii) such officer was found to be in violation of non-compete provisions of any plan or agreement; or (iii) such officer has committed ethical or criminal violations. The Committee will consider all relevant factors and exercise business judgment in determining any appropriate amounts to recoup up to 100% of any awards.

Expenses

All expenses of the 2008 Plan are paid for by the Company and its participating subsidiaries.

Amendment or Termination of Plan

The 2008 Plan provides that:

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the Board of Directors, upon recommendation of the Compensation Committee, may terminate, amend or modify the 2008 Plan; and

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the Committee may amend or modify the 2008 Plan, except that neither the Board nor the Committee may take certain actions specified in the 2008 Plan without shareholder approval (such as increasing the total number of shares that may be granted under the 2008 Plan or extending the term of the 2008 Plan).

Performance-Based Restricted Stock Units ("Performance Units")

Eligibility

The Compensation Committee may grant Performance Units to officers and other key salaried employees. The Committee also may delegate to a committee of either directors or Company officers, as consistent with Delaware law, the determination of the amount of individual grants for employees who are not officers of the Company, within limitations described by the Committee. There are approximately 4,100 employees eligible to receive Performance Units; however, we expect about 40 officers annually will receive Performance Units under the 2008 Plan. Since the adoption of the 2008 Plan, we have not granted

Performance Units to employees below the officer level and, at this time, we expect to continue that practice.

Terms of Performance Units and Distribution of Final Awards

A Performance Unit is the right to receive up to the number of shares of common stock described therein, if specific business objectives are met.

The Compensation Committee determines the performance period for a Performance Unit. At this time, we expect grants of Performance Units to be made annually and have a one-year performance period.

After the end of the related performance period, the Committee may determine to award shares of stock or Restricted Stock Units that will be restricted from sale or other disposition for a period determined by the Committee. Since the adoption of the 2008 Plan, Final Awards have been made in Restricted Stock Units with a two year restriction period and, at this time, we expect to continue that practice.

Shares of common stock representing any Final Award generally will be distributed to the participant free of all restrictions on the earlier of (1) the expiration of any related restriction period for a Final Award settled in restricted stock or, in the case of a Final Award settled in Restricted Stock Units, the expiration of the related restriction period and conversion to shares of common stock or (2) the acceleration of distribution of the Final Award by the Committee.

Target Award and Performance Threshold

Within 90 days of the beginning of a performance period, the Committee decides the targeted performance level at which a target award may be earned. The Committee decides the target award based on the employee's level of responsibility and other factors. The target award, designated as a number of shares, is based on achieving performance goals established by the Committee for the performance period. The Committee also decides any minimum performance level below which no stock award would be paid, and a maximum above which no more would be paid.

Performance Criteria

The performance goals for a Performance Unit granted to a Named Executive may be based on one or more of the Performance Criteria defined in paragraph (b) of Article 4 of the 2008 Plan (see Appendix II). For Performance Units covering the 2013 performance period, the Compensation Committee determined that for all participants the criteria for awards would be based on the following (weightings of each in parentheses):

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corporate PBT (35%);

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corporate Automotive operating-related cash flow (35%);

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corporate cost performance (10%);

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a weighted average of all business unit market share performance (10%); and

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a weighted average of all business unit quality performance (10%).

Formula

The Committee also decides the formula to apply against the performance goals in deciding the percentage of the target award that is earned. Under the 2008 Plan, this amount may not exceed 200% of the target award, as adjusted under the Plan. For the 2013 Performance Unit grants, the Committee decided that the formula would allow any individual metric to obtain up to 200% of the performance level, provided that Final Awards would not exceed 100% of the target awards.

Dividend Equivalents

The 2008 Plan does not permit Dividend Equivalents to be paid during any Performance Unit performance period. The Committee may determine that participants will receive Dividend Equivalents during the restriction period for any Final Award settled in Restricted Stock Units, if we pay dividends on our common stock. (Dividend Equivalents are equal to cash dividends that the participant would have received if he or she had owned the number of shares equal to 100% of the related Final Award settled in Restricted Stock Units.) Since the adoption of the 2008 Plan, the Committee has not approved the payment of Dividend Equivalents on Final Awards and, at this time, we expect to continue that practice.

Maximum Amount of Stock Awards to Named Executives

The maximum number of shares of common stock that may be available as stock awards to any of the Named Executives pursuant to Performance Units in any year under the 2008 Plan is 2,500,000. This limit, as adjusted under the 2008 Plan, is called the Performance Unit Limit.

In March 2013, the largest Performance Unit granted to a Named Executive covered up to 35% of the Performance Unit Limit. The number of shares which ultimately may be paid out to any Named Executive pursuant to the Performance Units granted in March 2013 cannot be determined at this time because the grants are subject to performance conditions. It is, however, subject to both the Performance Unit Limit and the Overall Limit and cannot exceed 100% of the related target award.

On March 4, 2013, the following persons received Performance Units for the 2013 performance period covering the amount of common stock shown below.

Name	Shares Subject to Performance Units	Per Share Grant Date Fair Market Value

Alan Mulally, Chief Executive Officer	882,352	$12.75

Robert L. Shanks, Chief Financial Officer	141,176	$12.75

William Clay Ford, Jr., Executive Chairman	411,784	$12.75

Mark Fields, Chief Operating Officer	294,117	$12.75

James D. Farley, Executive Vice President	141,176	$12.75

Executive Officer Group (including Named Executives)	3,172,057	$12.75

Non-Executive Director Group	0	NA

Non-Executive Officer Employee Group	585,280	$12.75

The Committee believes that the Performance Units provision in the 2008 Plan for the Named Executives will provide flexibility for it to make stock awards within the Performance Unit Limit if the Committee deems it appropriate in order to provide competitive compensation or to recognize unique individual contributions. It also will provide the Committee with a tool to focus executive behavior to accomplish important business objectives. Additionally, it will serve as a strong retention element for key executives who are leading our ONE Ford Plan. If this proposal is approved, it is expected that the Committee generally will make individual stock awards under the 2008 Plan that are lower than the Performance Unit Limit.

Effect of Termination of Employment

If a participant terminates his or her employment prior to the end of the performance period relating to any Performance Unit, the Performance Unit generally will be canceled, except as otherwise provided in the 2008 Plan for certain types of termination. (See paragraph (e) of Article 4 of the 2008 Plan in Appendix II.)

Accounting Treatment for Performance Units

The fair market value of Performance Units will be accounted for in accordance with FASB ASC Topic 718. Accounting for Performance Units under this method will result in an income effect with respect to all new awards granted during 2013 and future years assuming your approval of the 2008 Plan.

Stock Options and Stock Appreciation Rights

Eligibility

The Board of Directors may grant stock options with or without related stock appreciation rights to officers and other key salaried employees on a global basis. About 4,100 employees are eligible to receive stock options; however, it is anticipated that about 220 employees annually will participate in the stock option program under the 2008 Plan, including about 40 officers. In addition, the Compensation Committee may grant options and related stock appreciation rights if authorized to do so by the Board. The Committee also may delegate to a committee of directors or Company officers, as appropriate under Delaware law, the determination of the amount of individual grants for employees who are not officers of the Company, within limitations described by the Committee.

Terms of Options and Stock Appreciation Rights

Options granted under the 2008 Plan will be designated at the time of grant as either "incentive stock options" ("ISOs") qualified under the federal tax law or options which do not so qualify ("NQOs"). Under the federal tax law, if the aggregate fair market value (determined at time of grant) of stock for which ISOs first become exercisable by a participant during any calendar year exceeds $100,000, such options will be treated as NQOs. Therefore, some participants may be granted both ISOs and NQOs.

The option price of common stock covered by an option granted under the 2008 Plan is the fair market value of Ford common stock on the date of grant of such option. The fair market value of Ford common stock for determining the option price will be the closing price of Ford common stock on the grant date. Payment for shares purchased upon exercise of an option will be made in full at the time of exercise, either in cash or in shares of the Company's common stock (if owned at least six months) valued at their fair market value on the date of exercise.

A stock appreciation right entitles the participant to receive from the Company that number of shares of common stock determined by dividing (i) the total number of shares covered by the related option (or portion of it) multiplied by the amount by which the fair market value of a share of common stock on the exercise date exceeds the option price by (ii) the fair market value of a share of common stock on the exercise date.

In consideration of an option grant, with or without a related stock appreciation right, each participant must agree to remain in the employ of the Company for the period of time provided in the option agreement.

Options and related stock appreciation rights granted under the 2008 Plan terminate not later than ten years from the date of grant.

Maximum Option Grant to Named Executives

There is a limit on the number of shares of common stock subject to stock options and stock appreciation rights that may be granted with or without stock appreciation rights to any of the Named Executives for any year under the 2008 Plan. The limit, as adjusted under the 2008 Plan, is called the Option Limit. The Option Limit is equal to 5,000,000 shares. The Committee, in its discretion, may make individual stock option awards to Named Executives that are lower than the Option Limit.

The Option Limit exceeds the amount the Company granted to any person in any prior year (e.g., in 2013, approximately 15% of the Option Limit was granted to the CEO). In addition, the Option Limit exceeds the amount the Company granted to any Named Executive in the first quarter of 2013.

The Committee believes that the Option Limit for the Named Executives provides flexibility for it to make stock option grants within that limit if the Committee deems it appropriate in order to provide competitive compensation or to recognize unique individual contributions. If this proposal is approved, it is expected that the Committee generally will make individual stock option grants under the 2008 Plan that are lower than the Option Limit.

Option Grant Data

The table below shows data relating to option grants made on March 4, 2013:

Name	Shares Subject to Options	Option Price

Alan Mulally, Chief Executive Officer	745,526	$12.75

Robert L. Shanks, Chief Financial Officer	119,284	$12.75

William Clay Ford, Jr., Executive Chairman	347,912	$12.75

Mark Fields, Chief Operating Officer	248,508	$12.75

James D. Farley, Executive Vice President	119,284	$12.75

Executive Officer Group (including Named Executives)	2,680,158	$12.75

Non-Executive Director Group	0	NA

Non-Executive Officer Employee Group	427,426	$12.75

The number of shares subject to options granted on March 4, 2013 to all employees, including all current officers, is 5,969,183.

Pursuant to the 2008 Plan, these options have an option price of $12.75 per share, the closing price on the NYSE on the date of the grant. 33% of the stock option grant can be exercised one year after the grant date, 66% after two years and 100% after three years.

Effect of Termination of Employment

If, prior to the date that any option or stock appreciation right first becomes exercisable, a participant's employment terminates for any reason, all rights thereunder generally will cease, except as otherwise provided in the 2008 Plan for certain types of termination. (See paragraph (f) of Article 5 of the 2008 Plan in Appendix II.)

Accounting Treatment for Options and Stock Appreciation Rights

The Company expenses the fair market value of options and stock appreciation rights, using the Black-Scholes option-pricing model, in its financial statements under guidelines of FASB ASC Topic 718. Accounting for options and stock appreciation rights under this method will result in an income effect with respect to all new awards granted during 2013 and future years to employees assuming your approval of the 2008 Plan.

Federal Tax Consequences for Options and Stock Appreciation Rights

The grant of an option or stock appreciation right will not have any tax consequences for the participant or the Company under present federal tax laws. In general, upon the exercise of an NQO, the participant will realize ordinary taxable income measured by the difference between the option price and the fair market value of the stock received at the time of exercise, and the Company will be entitled to a tax deduction in the same amount.

The participant does not incur any taxable income at the time of exercise of an ISO. If the participant holds the shares acquired upon exercise of the ISO for more than one year after exercise, the difference between the option price and the amount realized upon disposition of the shares is treated as long-term capital gain or loss by the participant and the Company is not allowed a tax deduction. The excess of the fair market value of the shares received at the time of exercise of an ISO over the option price will be an "item of tax preference" which may result in the "alternative minimum tax" being imposed on the participant under the federal tax law.

Upon the exercise of a stock appreciation right, generally the participant will realize ordinary taxable income measured by the fair market value of the stock or the amount of cash received at the time of exercise. The Company will be entitled to a tax deduction in the same amount.

Other Stock-Based Awards

The Plan permits the Committee to grant awards of common stock and other awards that are valued or determined in whole or part by reference to, or are otherwise based on, common stock ("Other Stock-Based Awards"). The Committee also may delegate to a committee of directors or Company officers, as appropriate under Delaware law, the determination of the amount of individual grants for employees who are not officers of the Company, within limitations prescribed by the Committee. Other Stock-Based Awards generally may be granted either alone, in addition to, in tandem with, as an alternative to, or in substitution for, any other kind of award granted under the 2008 Plan or under any other Company plan, including a plan of an acquired entity. The Other Stock-Based Awards may be paid in common stock or other securities of the Company, cash or any other form of property or in any combination determined by the Committee.

Examples of Other Stock-Based Awards include restricted stock, rights to purchase common stock, options containing terms or provisions differing in whole or in part from ISOs and NQOs, securities convertible into common stock, awards in the form of stock units or so-called "phantom stock," Dividend Equivalents, and deferred awards of or related to common stock.

About 4,100 employees are eligible to receive Other Stock-Based Awards under the Plan, including 40 officers. Other than one officer who received time-based Restricted Stock Units ("RSUs") due to local requirements, in 2013, no Named Executives or other officer received Other Stock-Based Awards as of March 4, 2013. So far in 2013, the number of RSUs granted as of March 4, 2013 to all employees was 6,980,728. Other than RSUs, no Other Stock-Based Awards were made in the first quarter of 2013.

The table below shows data relating to RSU grants made on March 4, 2013.

Name	Shares Subject to Restricted Stock Units	Per Share Grant Date Fair Market Value

Alan Mulally, Chief Executive Officer	0	NA

Robert L. Shanks, Chief Financial Officer	0	NA

William Clay Ford, Jr., Executive Chairman	0	NA

Mark Fields, Chief Operating Officer	0	NA

James D. Farley, Executive Vice President	0	NA

Executive Officer Group (including Named Executives)	0	NA

Non-Executive Director Group	0	NA

Non-Executive Officer Employee Group	9,803	$12.75

Since the adoption of the 2008, the Committee has not approved the payment of Dividend Equivalents for awards of RSUs or any Other Stock-Based Awards and, at this time, we expect that practice to continue.

The Committee decides the employees to whom Other Stock-Based Awards will be made, the kinds of such awards, the grant dates, the number of shares of Stock or units, the consideration for the awards, and other terms and conditions of the awards, subject to the 2008 Plan. The Committee may make adjustments in award criteria during any applicable award period.

Accounting Treatment for Restricted Common Stock and Restricted Stock Units

The fair market value of restricted common stock and RSUs will be expensed over the restriction period, under guidelines of FASB ASC Topic 718. Accounting for restricted common stock and RSUs under this method will result in an income effect with respect to all new awards granted during 2013 and future years assuming your approval of the 2008 Plan.

Stockholder Approval Condition

The grants of Plan Awards made by the Committee so far during 2013, and any grant to any employees after the date of this Proxy Statement but prior to your approval, are subject to your approval of the terms of the 2008 Plan. If you approve this proposal, the terms of the 2008 Plan will continue in effect for Plan Awards to employees for 2013 and future years under the 2008 Plan.

If you do not approve this proposal, the Committee will not grant Plan Awards to key employees under the Company's 2008 Plan for 2013 and future years and any outstanding 2013 Plan Awards previously granted for 2013 will be cancelled.

Resolution

Ford management will present the following resolution to the meeting:

"RESOLVED, That the terms of the Company's 2008 Long-Term Incentive Plan described in Proposal 5 of the Proxy Statement and shown in Appendix II thereto are approved."

The Board of Directors recommends a Vote "FOR" Approval of the Terms of the Company's 2008 Long-Term Incentive Plan.

Proposal 6 — Approval of the Tax Benefit Preservation Plan

Approval of the Tax Benefit Preservation Plan

On September 11, 2012, we entered into Amendment No. 1 to the Tax Benefit Preservation Plan (the "Plan") between us and Computershare Trust Company, N.A., as rights agent. The Plan, which is designed to preserve our substantial tax assets, was originally entered into in September 2009 and was scheduled to expire at the close of business on September 11, 2012. Amendment No. 1 to the Plan, which was unanimously approved by our Board of Directors, extends the expiration date of the Plan to September 30, 2015 (subject to other earlier termination events, including final adjournment of our 2013 Annual Meeting of Shareholders if shareholder approval of the extension has not been received prior to that time). Other than changing the termination provisions as summarized in the immediately preceding sentence, Amendment No. 1 did not change the Plan in any other way.

You approved the Plan with the termination date of September 11, 2012 at the 2010 Annual Meeting of Shareholders. The Board of Directors requests your approval of the Plan, as extended to September 30, 2015 by Amendment No. 1, to preserve substantial tax assets of the Company.

Description of the Plan

The Plan is intended to help protect the Company's tax assets. Through year-end 2012, Ford had tax attributes, including net operating losses and tax credits, that would offset approximately $14.7 billion of taxable income. We can utilize the tax attributes in certain circumstances to offset taxable income and reduce our federal income tax liability. Our ability to use the tax attributes would be substantially limited if there were an "ownership change" as defined under Section 382 of the Internal Revenue Code of 1986, as amended (the "Code") and the Internal Revenue Service rules.

The Plan is intended to reduce the risk of an "ownership change" under Section 382 of the Code by deterring any person or group from becoming or obtaining the right to become a "5-percent shareholder" (as such term is used in Section 382) or, in certain cases, increasing such person's or group's ownership of Common Stock beyond 4.99%, without the approval of the Board of Directors. In general, an ownership change would occur if Ford's "5-percent shareholders" collectively increase their ownership in Ford by more than 50 percentage points over a rolling three-year period. If any person or group acquires 4.99% or more of the outstanding shares of Common Stock (subject to certain exceptions), there would be a triggering event under the Plan which could result in significant dilution in the ownership interest of such person or group in Ford stock. As such, the Plan has anti-takeover effects.

The description of the Plan contained in this Proposal 6 is qualified in its entirety by reference to the text of the Plan, including Amendment No. 1, and is attached to this Proxy Statement as Appendix III. You are urged to read carefully the Plan in its entirety as the discussion herein is only a summary.

The Rights.    On September 9, 2009, the Board of Directors of Ford declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.01 per share (the "Common Stock"), and Class B stock, par value $0.01 per share (the "Class B Stock"), of the Company. The dividend was paid on September 25, 2009 to stockholders of record on that date (the "Record Date"). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $1.00 per share, of the Company (the "Preferred Stock") at a price of $35.00 per one one-thousandth of a share of Preferred Stock (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in the Plan. Until it is exercised or exchanged, a Right does not give its holder any rights as a stockholder of the Company, including without limitation any dividend, voting or liquidation rights.

Preferred Stock.    Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $10.00 per share, and (b) an amount equal to 1,000 times the dividend declared per share of Common Stock and Class B Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of the greater of (a) $1.00 per share (plus any accrued but unpaid dividends), and (b) an amount equal to 1,000 times the payment made per share of Common Stock and Class B Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock and Class B Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock and Class B Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock and Class B Stock. These rights are protected by customary anti-dilution provisions. Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable.

Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

Exercisability.    The Rights will not be exercisable until the earlier of (i) 10 business days following a public announcement that a person or group (an "Acquiring Person") has acquired beneficial ownership of 4.99% or more of the shares of Common Stock then outstanding or (ii) 10 business days after the date of commencement of a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.99% or more of the then-outstanding shares of Common Stock (the earlier of such dates called the "Distribution Date"). Until the Distribution Date, the Rights will be evidenced, with respect to any of the Common Stock certificates or Class B Stock certificates (or book entry shares in respect of the Common Stock or Class B Stock) outstanding as of the Record Date, by such Common Stock certificate or Class B Stock certificate (or such book entry shares) together with a notation to that effect.

Until the Distribution Date, the Rights will be transferred only with the Common Stock and the Class B Stock. Until the Distribution Date, new Common Stock certificates and Class B Stock certificates (or book entry shares in respect of the Common Stock and Class B Stock) issued after the Record Date upon transfer or new issuances of Common Stock and Class B Stock, as applicable, will contain a notation incorporating the Plan by reference and, with respect to any uncertificated book entry shares issued after the Record Date, proper notice will be provided that incorporates the Plan by reference.

In the event that a person or group becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Common Stock having a market value of two times the Purchase Price.

Exchange.    At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the voting power of the outstanding shares of Common Stock and Class B Stock, the Board of Directors may exchange the Rights (other than Rights owned by such person or group, which will have become void), in whole or in part, for shares of Common Stock or Preferred Stock, at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock of equivalent value, per Right (subject to adjustment).

Expiration.    Pursuant to the Plan amended as of September 11, 2012, the Rights will expire upon the earliest to occur of the following:

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the close of business on September 30, 2015 (unless that date is advanced or extended);

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the time at which the Rights are redeemed or exchanged under the Plan;

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the final adjournment of the Company's 2013 Annual Meeting of Shareholders if shareholder approval of the Plan has not been received prior to that time;

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the repeal of Section 382 of the Code or any successor statute if the Board determines that the Plan is no longer necessary for the preservation of the Company's tax benefits.; or

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the beginning of a taxable year of the Company to which the Board determines that no tax benefits may be carried forward.

Anti-Dilution Provisions.    The Purchase Price payable, and the number of shares of Preferred Stock issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a reclassification, subdivision or combination of, the Preferred Stock; (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock; or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants. No adjustments to the purchase price of less than 1% will be made. The Rights are also subject to adjustment in the event of a stock dividend on the Common Stock and Class B Stock payable in shares of Common Stock or Class B Stock, or subdivisions, consolidation or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

Redemption.    At any time prior to the time an Acquiring Person becomes such, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of the adoption of the Plan (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendments.    For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Plan in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Plan in any manner that does not adversely affect the interests of holders of the Rights.

"RESOLVED: the Tax Benefits Preservation Plan, dated September 11, 2009 and as amended by Amendment No. 1 effective September 11, 2012, between the Company and Computershare Trust Company, N.A., as Rights Agent, as described in this Proposal 6 and attached as Appendix III to this Proxy Statement, is approved."

The Board of Directors recommends a Vote "FOR" Approval of the Tax Benefit Preservation Plan.

Shareholder Proposals

 Proposal 7 — Shareholder Proposal

The Ray T. and Veronica G. Chevedden Family Trust, 5965 S. Citrus Ave., Los Angeles, California 90043, which owns 500 shares of common stock, has informed the Company that the following proposal will be presented at the meeting:

Give Each Share An Equal Vote

RESOLVED: Shareholders request that our Board take steps to adopt a recapitalization plan for all of Ford's outstanding stock to have one-vote per share. This would include all practicable steps including encouragement and negotiation with Ford family shareholders to request that they relinquish, for the common good of all shareholders, any preexisting rights.

This proposal is not intended to unnecessarily limit our Board's judgment in crafting the requested change in accordance with applicable laws and existing contracts.

Ford Family shares are allowed 16-votes per share compared to the one-vote per share for regular shareholders. This dual-class voting stock reduces accountability by allowing corporate control to be retained by insiders disproportionately to their money at risk.

This proposal topic in 2011 won the all-time highest support for any Ford shareholder proposal — more than 1.4 Billion votes. This proposal topic is believed to have received more than 50% of the independent vote of the non-family stock. It is time that the 57-year practice (1956-2013) of disenfranchising Ford public shareholders be changed for the common benefit of all shareholders.

News Corp. is another company that has shares with unequal voting rights. "If you are buying shares in [News Corp.], it's buyer beware," says Sydney Finkelstein, a professor at Dartmouth's Tuck School of Business. "There is no management or leadership reason to have two classes of stock except to retain control."

The Council of Institutional Investors is calling for stock exchanges to address a complaint it has had for decades — shares with unequal voting rights. The council, whose members manage $3 trillion of assets, asked Nasdaq and NYSE Euronext to stop listing companies that offer dual share classes. The effort is a new approach to curbing a structure it has criticized for years as unfair and harmful to long-term stock returns. "This is something that can be fixed and should be fixed by the exchanges," says Ann Yerger, the CII's executive director. The council isn't calling for exchanges to remove listing of companies with two voting classes of shares but this would apply to new listings.

"[Dual shares are] just not right, on principle. And, in some cases, it can cause significant value destruction....As a group, [the companies] underperform," said Mike McCauley, senior officer with the Florida State Board of Administration, a CII member that managers $150 billion in pension and insurance funds for the state. A recent study found that companies without the dual-class voting structure outperformed companies with a dual-class structure over a 10-year period. Source: "Investors Ask Exchanges to Nix Dual-Share Listings," The Wall Street Journal, October 10, 2012.

Dual-class stock companies like Ford take shareholder money but do not let shareholders have an equal voice in their company's management. Without a voice, shareholders cannot hold management accountable.

Please encourage our board to respond positively to this proposal to protect shareholder value:

Give Each Share An Equal Vote — Proposal 7

The Board of Directors recommends a Vote "AGAINST" Proposal 7.

We oppose the proposal because it is not in the best interests of Ford or you.

The Company's founding family has over a 100-year history of significant involvement in the affairs of Ford Motor Company. During that time, all shareholders have benefited from this involvement. Through their actions over the past century, the Ford family has proven that the long-term success of the Company for the benefit of all shareholders has been, and continues to be, the primary purpose of their involvement. Never has this been more evident than during the recent financial crisis, which resulted in the bankruptcies of our two major domestic competitors.

The Company's current share capital structure, with both common and Class B stock outstanding, has been in place since Ford became a public company in 1956. Each shareholder purchasing a share of Ford stock is aware of this capital structure, and many are attracted to Ford stock by the long-term stability the Class B shareholders provide to the Company. Many of the most successful IPOs in recent years (e.g., Zynga, Groupon, LinkedIn) have a dual-class voting structure because it is generally recognized that founding shareholders bring a unique long-term perspective to company performance.

In addition, a substantial majority of the members of the Company's Board of Directors are independent and all of the directors act in the best interests of all shareholders, in accordance with their fiduciary duties under Delaware law and the Company's Restated Certificate of Incorporation. Moreover, the Company is operated under sound Corporate Governance Principles (see the Corporate Governance discussion on pp. 9-24). The Ford family's involvement with the Company has greatly benefited all shareholders, and the long history of Ford family involvement in and with the Ford Motor Company has been one of its greatest strengths. Consequently, the proposal is not in the best interests of the Company or you.

The Board of Directors recommends a Vote "AGAINST" Proposal 7.

Proposal 8 — Shareholder Proposal

Mr. John Chevedden of 2215 Nelson Ave., No. 205, Redondo Beach, California 90278, who owns 600 shares of common stock, has informed the Company that the following proposal will be presented at the meeting:

Special Shareowner Meeting Right

Resolved, Shareowners ask our board to take the steps necessary unilaterally (to the fullest extent permitted by law) to amend our bylaws and each appropriate governing document to give holders of 10% of our outstanding common stock (or the lowest percentage permitted by law above 10%) the power to call a special shareowner meeting.

This includes that such bylaw and/or charter text will not have any exclusionary or prohibitive language in regard to calling a special meeting that apply only to shareowners but not to management and/or the board (to the fullest extent permitted by law). This proposal does not impact our board's current power to call a special meeting.

Special meetings allow shareowners to vote on important matters, such as electing new directors that can arise between annual meetings. Shareowner input on the timing of shareowner meetings is especially important when events unfold quickly and issues may become moot by the next annual meeting. This proposal topic won more than 60% support at CVS, Sprint and Safeway.

This proposal should also be evaluated in the context of our Company's overall corporate governance as reported in 2012:

GMI/The Corporate Library, an independent investment research firm, rated our company "D" with "High Governance Risk," "High Concern" in director qualifications, "High Concern" in takeover defenses and "High Concern" in Executive Pay — $68 million for our CEO Alan Mulally. GMI cited high levels of executive pay not sufficiently linked to company performance. There is too much reliance on market-priced stock options which can reward executives due to a rising market alone, regardless of an executive's job performance and furthermore subjective cash bonuses of 6 and 7 figures. Our CEO and Chairman received $58 million and $42 million, respectively, on the vesting of restricted stock.

Ford shareholder returns were negative 16% (-) over a one-year period compared to 8% positive returns for the S&P 500. Not surprisingly 3 of the 4 directors on our executive pay committee received our highest negative votes.

Seven of our directors had 11 to 25 years of long-tenure which erodes director independence. The large size of our board posed a risk of domination by the Chairman and/or CEO. And the so-called nomination committees was seemingly not a committee at all since most of our directors were members. So-called Lead Director Irvine Hockaday, 76 with 25-years long-tenure was also negatively flagged by GMI due to his involvement with Sprint's failed Worldcom merger that led to the acceleration of $1.7 billion in stock options for executives.

Three of our directors were age 71 to 76 including Richard Manoogian who received our highest negative votes. This age range also includes Richard Gephardt, who is relatively new to our board and was potentially overextended with seats on 5 major boards.

Please encourage our board to respond positively to this proposal to protect our investment:

Special Shareowner Meeting Right — Proposal 8

The Board of Directors recommends a Vote "AGAINST" Proposal 8.

The Board does not believe that this proposal is in your best interests. The present provision in our By-Laws that 30% of the total outstanding number of shares of any class of stock may call a special meeting is reasonable. The 30% threshold prevents a small group of shareholders from calling a special meeting on topics that the majority of shareholders have little or no interest in. Furthermore, calling special meetings involves a significant expense on behalf of the Company. By maintaining the 30% requirement, the Company and you are assured that a significant number of shareholders consider a particular matter to be of sufficient importance to merit a special meeting.

Ford is incorporated in Delaware and its laws require that major corporate actions, such as a merger or a sale of substantially all of our assets, be approved by shareholders. Additionally, it is difficult to see how lowering the threshold to permit holders of 10% of outstanding common stock to call special meetings of shareholders would address the perceived concerns of the proponent. Consequently, because Delaware law provides shareholders with the ability to vote on major corporate actions and the proponent does not provide any other compelling reason to change the current 30% requirement for holding a special meeting, the Board of Directors does not believe this proposal is in your or the Company's best interests.

The Board of Directors recommends a Vote "AGAINST" Proposal 8.

Other Items

 Shareholder Proposals for 2014

Unless the Board of Directors determines otherwise, next year's annual meeting will be held on May 8, 2014. Any shareholder proposal intended for inclusion in the proxy materials for the 2014 annual meeting must be received by the Company's Secretary no later than November 28, 2013, and can be sent via facsimile to 313-248-8713. Shareholder proposals submitted outside of the process described in Rule 14a-8 of the Securities Exchange Act of 1934, as amended, will not be considered at any annual meeting of shareholders. The Company will not include in the Notice of Annual Meeting proposals not in compliance with SEC Rule 14a-8 and, under the Company's By-Laws, no business other than that stated in the notice of meeting can be transacted at the meeting.

Annual Report and Other Matters

Ford's 2012 Annual Report, including consolidated financial statements, has been mailed to you or can be viewed by following the instructions on the Notice and Access letter received by you. A list of the shareholders of record entitled to vote at the annual meeting will be available for review by any shareholder, for any purpose related to the meeting, between 8:30 a.m. and 5:00 p.m. local time at Ford Motor Company, World Headquarters, One American Road, Dearborn, Michigan, and the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, for ten days prior to the meeting and on the day of the meeting.

Multiple Shareholders Sharing the Same Address

If you and other residents at your mailing address own shares of common stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement or Notice of Internet Availability of Proxy Materials. This practice is known as "householding," designed to reduce our printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate annual report, proxy statement or Notice of Internet Availability of Proxy Materials, he or she may telephone the Shareholder Relations Department at 800-555-5259 or 313-845-8540 or write to them at One American Road, Suite 1026, Dearborn, Michigan 48126-2798.

Expenses of Solicitation

Ford will pay the cost of soliciting proxies in the accompanying form. We do not expect to pay any fees for the solicitation of proxies, but may pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their instructions. In addition to solicitation by mail, proxies may be solicited in person, by telephone, facsimile transmission or other means of electronic communication, by directors, officers and other employees of the Company.

Bradley M. Gayton
 Secretary

March 28, 2013

Directions to the Annual Meeting Site

The 2013 Annual Meeting of Shareholders is being held in the DuPont Theatre at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware. Directions to the Hotel du Pont are as follows:

DIRECTIONS TO HOTEL DU PONT
11th and Market Streets, Wilmington, DE 19801
302-594-3100/800-441-9019

FROM PHILADELPHIA ON I-95 SOUTH

1.
Take I-95 South through Chester to Wilmington.
2.
Follow I-95 South to Exit 7A marked "52 South, Delaware Ave."
3.
Follow exit road (11th Street) to intersection with Delaware Ave. marked "52 South, Business District."
4.
At the Delaware Ave. intersection, bear left, continuing on 11th Street.
5.
Follow 11th Street through four traffic lights. Hotel du Pont is on the right. Valet Parking is available at Hotel entrance. For self-parking, turn left on Orange Street, Car Park is on left.

FROM ROUTE 202

1.
Follow Route 202 to I-95 intersection. Take I-95 South.
2.
Take I-95 South, follow steps 2-5 above.

FROM BALTIMORE ON 1-95 NORTH

1.
Follow I-95 North to Wilmington, take Exit 7 marked "Route 52, Delaware Ave."
2.
From right lane, take Exit 7 onto Adams Street.
3.
At the third traffic light on Adams Street, turn right. Follow sign marked "52 South, Business District."
4.
At the Delaware Ave. intersection, bear left, continuing on 11th Street.
5.
Follow 11th Street through four traffic lights. Hotel du Pont is on the right. Valet Parking is available at Hotel entrance. For self-parking, turn left on Orange Street, Car Park is on left.

FROM NEW JERSEY (NEW JERSEY TURNPIKE)

1.
Take the New Jersey Turnpike South to Delaware Memorial Bridge.
2.
After crossing the Delaware Memorial Bridge, follow signs to I-95 North.
3.
From I-95 North, follow steps 1-5 above.

BY TRAIN:    Amtrak train service is available into Wilmington, Delaware Station. The Hotel du Pont is located approximately twelve blocks from the train station.

Appendix I

FORD MOTOR COMPANY ANNUAL INCENTIVE COMPENSATION PLAN
(as of December 31, 2008)

1.    Purpose.     This Plan, which shall be known as the "Ford Motor Company Annual Incentive Compensation Plan" and is hereinafter referred to as the "Plan", is intended to provide annual incentive compensation to Plan participants based on the achievement of established performance objectives.

2.    Definitions.     As used in the Plan, the following terms shall have the following meanings, respectively:

  (a)   The term "Affiliate" shall mean, as applied with respect to any person or legal entity specified, a person or legal entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, the person or legal entity specified.

  (b)   The term "Annual Incentive Compensation Committee" shall mean the committee comprised of two or more officers of the Company designated members of such Committee by the Compensation Committee.

  (c)   The term "Award" shall mean the cash compensation awarded under the Plan with respect to a Performance Period to a participant eligible under Section 5(b).

  (d)   The term "Committee" shall mean, unless the context otherwise requires:

    (i)    The Compensation Committee for all matters affecting any Section 16 Person.

    (ii)   The Annual Incentive Compensation Committee for all matters affecting employees other than Section 16 Persons.

  (e)   The term "Company" or "Ford" generally shall mean Ford Motor Company. When used in the Plan with respect to employment, the term "Company" shall include subsidiaries of the Company.

  (f)    The term "Compensation Committee" shall mean the Compensation Committee of the Board of Directors of the Company.

  (g)   The term "Covered Employee" shall mean a Key Employee who is a "covered employee" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

  (h)   The term "DC Plan" shall mean the Company's Deferred Compensation Plan, as amended.

  (i)    The term "Employee"'shall mean any person who is regularly employed by the Company or one of its Subsidiaries at a salary (as distinguished from a pension, retirement allowance, severance pay, retainer, commission, fee under a contract or other arrangement, or hourly, piecework or other wage) and is enrolled on the active employment rolls of the Company or a Subsidiary, including, but without limitation, any employee who also is an officer or director of the Company or one of its Subsidiaries.

  (j)    The term "Exceptional Contribution Fund" shall mean, with respect to Awards for a Performance Period, the dollar amount designated by the Compensation Committee pursuant to Section 13 for purposes of increasing the amount of Awards to be made to participants who are not Covered Employees based on exceptional individual, unit, group or Company performance.

  (k)   The term "Key Employee" shall mean an Employee of the Company determined by the Committee to be a Key Employee for purposes of the Plan.

  (l)    The term "Maximum Award Pool" shall mean the maximum aggregate amount of all Awards which may be made to participants for a Performance Period determined by the Compensation Committee pursuant to Section 12.

  (m)  The term "Maximum Individual Award" shall mean the maximum amount of an Award to a Covered Employee for a Performance Period, as set forth in Section 10.

  (n)   The term "participant" shall mean a Key Employee selected by the Committee to participate in the Plan for a Performance Period.

  (o)   The term "Performance Criteria" shall mean, with respect to any Award for a Performance Period that may be made to a participant who is a Covered Employee, one or more of the following objective business criteria established by the Compensation Committee with respect to the Company and/or any Subsidiary, division, business unit or component thereof upon which the Performance Goals for a Performance Period are based: asset charge, asset turnover, automotive return on sales, capacity utilization, capital employed in the business, capital spending, cash flow, cost structure improvements, complexity reductions, customer loyalty, diversity, earnings growth, earnings per share, economic value added, environmental health and safety, facilities and tooling spending, hours per vehicle, increase in customer base, inventory turnover, market price appreciation, market share, net cash balance, net income, net income margin, net operating cash flow, operating profit margin, order to delivery time, plant capacity, process time, profits before tax, quality/customer satisfaction, return on assets, return on capital, return on equity, return on net operating assets, return on sales, revenue growth, sales margin, sales volume, total shareholder return, vehicles per employee, warranty performance to budget, variable margin and working capital. The term "Performance Criteria" shall mean, with respect to any Award that may be made to a participant who is not a Covered Employee, one or more of the business criteria applicable to Covered Employees for the Performance Period and any other criteria based on individual, business unit, group or Company performance selected by the Compensation Committee.

  (p)   The term "Performance Goals" shall mean the one or more goals established by the Compensation Committee based on one or more Performance Criteria pursuant to Section 7 for the purpose of measuring performance in determining the amount, if any, of an Award for a Performance Period.

  (q)   The term "Performance Formula" shall mean, with respect to a Performance Period, the one or more objective formulas established by the Compensation Committee pursuant to Section 7 and applied against the Performance Goals in determining whether and the extent to which Awards have been earned for the Performance Period.

  (r)   The term "Performance Period" or "Period" shall mean, with respect to which a particular Award may be made under the Plan, the Company's fiscal year or other twelve consecutive month period designated by the Compensation Committee for the purpose of measuring performance against Performance Goals.

  (s)   The term "Pro Forma Award Amount" shall mean, with respect to an Award to be made for a Performance Period, the amount determined by the Committee pursuant to Section 9.

  (t)    The term "SC Plan" shall mean the Company's Supplemental Compensation Plan, as amended.

  (u)   The term "Section 16 Person" shall mean any employee who is subject to the reporting requirements of Section 16(a) or the liability provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended.

  (v)   The term "Subsidiary" shall mean (i) any corporation a majority of the voting stock of which is owned or controlled, directly or indirectly, by the Company or (ii) any limited liability company a majority of the membership interest of which is owned or controlled, directly or indirectly, by the Company.

  (w)  The term "Target Award" shall mean, with respect to a Performance Period, the Target Award amount established for each applicable Leadership Level, band or other group of participants by the Committee pursuant to Section 6 hereof.

  (x)   The term "Total Pro Forma Award Pool" shall mean, with respect to Awards for a Performance Period, the amount described in Section 11.

3.    Effective Date.     The Plan shall be effective as of January 1, 1998.

4.    Administration.     Except as otherwise expressly provided, the Compensation Committee shall have full power and authority to construe, interpret and administer the Plan. The Compensation Committee shall make all decisions relating to matters affecting Section 16 Persons, but may otherwise delegate any of its authority under the Plan. The Compensation Committee and the Annual Incentive Compensation Committee each may at any time adopt or terminate, and may from time to time, amend, modify or suspend such rules, regulations, policies and practices as they in their sole discretion may determine in connection with the administration of, or the performance of their respective responsibilities under, the Plan.

5.    Eligibility.

  (a)   Eligibility to Participate. All Key Employees are eligible to be selected to participate in the Plan. The Committee shall, in its sole discretion, designate which Key Employees will be participants for the applicable Performance Period.

  (b)   Eligibility for Awards. An Award with respect to a Performance Period may be made pursuant to Section 14 of the Plan to (i) participants for such Performance Period who shall have been an employee at any time during such Performance Period, or to (ii) the beneficiary or beneficiaries or legal representatives, as the Committee in its sole discretion shall determine, of any such person whose employment shall have been terminated by reason of his or her death during such Performance Period.

  (c)   Eligibility of Compensation Committee Members. No person while a member of the Compensation Committee shall be eligible to participate under the Plan or receive an Award.

6.    Determination of Target Awards.     Within 90 days of the commencement of a Performance Period, the Committee shall establish the Target Award for each applicable Leadership Level, band or other group of Key Employees selected to participate in the Plan with respect to a Performance Period, subject to any limitations established by the Compensation Committee. The fact that a Target Award is established for a participant's Leadership Level, band or other group for a Performance Period shall not entitle such participant to receive an Award.

7.    Selection of Performance Criteria and Establishment of Performance Goals and Performance Formula; Minimum Threshold Objective.     Within 90 days of the commencement of a Performance Period, the Compensation Committee shall select the Performance Criteria and establish the related Performance Goals be used to measure performance for a Performance Period and the Performance Formula to be used to determine what portion, if any, of an Award has been earned for the Performance Period. The Performance Criteria may be expressed in absolute terms or relate to the performance of other companies or to an index. Within that same 90 day period, the Compensation Committee may establish a minimum threshold objective for any Performance Goal for any Performance Period, which if not met, would result in no Award being made to any participant with such Performance Goal for such Performance Period.

8.    Adjustments to Performance Goals, Performance Formula or Performance Criteria.     For purposes of determining Awards for participants who are not Covered Employees, the Compensation Committee may adjust or modify any of the Performance Goals, Performance Formula and/or the Performance Criteria for any Performance Period in order to prevent the dilution or enlargement of the rights of such participants under the Plan (i) in the event of, or in anticipation of, any unusual or extraordinary item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring event affecting the Company or the financial statements of the Company or Ford Credit, or in anticipation of, changes in applicable laws, regulations, accounting principles or business conditions, and (iii) for any other reason or circumstance deemed relevant to the Compensation Committee in its sole discretion.

9.    Determination of Pro Forma Award Amount.     As soon as practicable following the end of a Performance Period, the Committee shall determine the Pro Forma Award Amount for any Award to be made to a participant for a Performance Period by applying the applicable Performance Formula for the participant for the Performance Period against the accomplishment of the related Performance Goals for such participant.

10.    Maximum Individual Award for Covered Employees.     The Maximum Individual Award for a Performance Period to a participant who is a Covered Employee is $10,000,000.

11.    Total Pro Forma Award Pool.     The Total Pro Forma Award Pool for all Awards for a Performance Period shall equal the sum of the Pro Forma Award Amounts for all participants for the Performance Period.

12.    Determination of Maximum Award Pool.     The Compensation Committee shall determine the amount of the Maximum Award Pool for a Performance Period which shall not exceed the sum of the Total Pro Forma Award Pool plus the amount of the Exceptional Contribution Fund for such Period.

13.    Determination of Exceptional Contribution Fund.     The Compensation Committee shall determine the amount of the Exceptional Contribution Fund which may be used for increasing the size of Awards for a Performance Period above the applicable Pro Forma Award Amount to participants who are not Covered Employees. Unless otherwise determined by the Compensation Committee, the amount of the Exceptional Contribution Fund shall not exceed 15% of the Total Pro Forma Award Pool for the applicable Performance Period.

14.    Determination of Individual Awards.     Subject to achievement of any applicable minimum threshold objectives established under Section 7, fulfillment of the conditions set forth in Section 17 and compliance with the Maximum Individual Award limitation under Section 10 and the eligibility requirements set forth in paragraph (b) of Section 5, the Committee shall, as soon as practicable following the end of a Performance Period, determine the amount of each Award to be made to a participant under the Plan for the Performance Period, which amount shall, except as otherwise provided below, be the Pro Forma Award Amount determined for such participant for such Period pursuant to Section 9. The Committee may in its sole discretion reduce the amount of any Award that otherwise would be awarded to any participant for any Performance Period. In addition, the Committee may in its sole discretion increase the amount of any Award that otherwise would be awarded to any participant who is not a Covered Employee for a Performance Period to an amount that is higher than the applicable Pro Forma Award Amount based on exceptional individual, unit, group or Company performance; provided, however, that the total amount of all Awards made for a Performance Period shall not exceed the related Maximum Award Pool. Individual Award amounts may be less than or greater than 100% of the related Target Award. The determinations by the Annual Incentive Compensation Committee of individual Award amounts for Employees who are not Section 16 Persons shall be subject to a maximum funding amount and any other limitations specified by the Compensation Committee. Notwithstanding anything contained in the Plan to the contrary, the Committee may determine in its sole discretion not to make an Award to a particular participant or to all participants selected to participate in the Plan for any Performance Period.

15.    Distribution and Form of Awards.

  (a)   General. Except as otherwise provided in paragraph (b) or (c) of this Section 15 or in Section 17, distribution of Awards for a Performance Period shall be made on or as soon as practicable after the distribution date for such Awards determined by the Compensation Committee, which date shall be on or before March 15 following the end of the applicable Performance Period, but in no event shall such date be later than the December 31 immediately following such March 15, and shall be payable in cash.

  (b)   Deferral of Awards. Subject to the terms, conditions and eligibility requirements of the DC Plan, Key Employees who receive an Award under the Plan are eligible to defer payment of all or part of such Award under the DC Plan under the same terms as if such Award had been an award of supplemental compensation made under the SC Plan. In no event may any deferral election made under the DC Plan pursuant to this paragraph be made later than the last day of the sixth month of the applicable Performance Period. Additionally, no deferral election may be made under the DC Plan pursuant to this paragraph if, at the time of such election, the amount of any Award subject to such deferral election is substantially certain.

  (c)   Mandatory Deferral of Awards. The Compensation Committee shall determine whether and the extent to which any Awards under the Plan will be mandatorily deferred and the terms of any such deferral. Unless otherwise determined by the Compensation Committee, Awards may be mandatorily deferred by such Committee in the same manner as if they had been awards of supplemental compensation made under the SC Plan. In no event may any mandatory deferral pursuant to this paragraph be made later than the last day of the sixth month of the applicable Performance Period. Additionally, no mandatory deferral may be made pursuant to this paragraph if, at the time of such mandatory deferral, the amount of any Award subject to such mandatory deferral is substantially certain. Further, any mandatory deferral made pursuant to this paragraph must designate the time and form of payment of any Award subject to such mandatory deferral.

16.    Designation of Beneficiaries and Effect of Death.

  (a)   Designation of Beneficiaries. A participant may file with the Company a written designation of a beneficiary or beneficiaries (subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries and such other limitations as the Compensation Committee from time to time may prescribe) to receive, in the event of the death of the participant, undistributed amounts of any Award that would have been payable to such participant had he or she been living and that was not deferred under any Company deferral arrangement or plan. A participant shall be deemed to have designated as beneficiary or beneficiaries under the Plan the person or persons who receive such participant's life insurance proceeds under the basic Company Life Insurance Plan unless such participant shall have assigned such life insurance or shall have filed with the Company a written designation of a different beneficiary or beneficiaries under the Plan. A participant may from time to time revoke or change any such designation of beneficiary and any designation of beneficiary under the Plan shall be controlling over any testamentary or other disposition; provided, however, that if the Committee shall be in doubt as to the right of any such beneficiary to receive any such payment, or if applicable law requires the Company to do so, the same may be paid to the legal representatives of the participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

  (b)   Distribution Upon Death. Subject to the provisions of Section 15, paragraph (a) of this Section 16 and, if applicable, the DC Plan or any other deferral plan or arrangement, in the event of the death of any participant prior to distribution of an Award, the total value of such participant's Award shall be distributed in cash in one lump sum in accordance with paragraph (a) of Section 15 to any beneficiary or beneficiaries designated or deemed designated by the participant pursuant to paragraph (a) of this Section 16 who shall survive such participant (to the extent such designation is effective and enforceable at the time of such participant's death) or, in the absence of such designation or such surviving beneficiary, or if applicable law requires the Company to do so, to the legal representative of such person, at such time (or as soon thereafter as practicable) and otherwise as if such person were living and had fulfilled all applicable conditions as to earning out set forth in, or established pursuant to Section 17 and, if applicable, the DC Plan or any other deferral plan or arrangement, provided such conditions shall have been fulfilled by such person until the time of his or her death.

17.    Conditions to Payment of Awards.

  (a)   Effect of Competitive Activity. Anything in the Plan notwithstanding, and subject to paragraph (c) hereof and, if applicable, any conditions under the DC Plan or any other deferral plan or arrangement relating to payment of an Award, if the employment of any participant shall terminate, for any reason other than death, prior to the distribution date established pursuant to paragraph (a) of Section 15 for payment of an Award, such participant shall receive payment of an Award only if, during the entire period from the making of an Award until such distribution date, such participant shall have earned out such Award

    (i)    by continuing in the employ of the Company or a Subsidiary thereof, or

    (ii)   if his or her employment shall have been terminated for any reason other than death, by (a) making himself or herself available, upon request, at reasonable times and upon a reasonable basis, to consult with, supply information to and otherwise cooperate with the Company or any Subsidiary thereof with respect to any matter that shall have been handled by him or her or under his or her supervision while he or she was in the employ of the Company or any Subsidiary thereof, and (b) refraining from engaging in any activity that is directly or indirectly in competition with any activity of the Company or any Subsidiary thereof.

  (b)   Nonfulfillment of Competitive Activity Conditions; Waiver of Conditions Under the Plan. In the event of a participant's nonfulfillment of any condition set forth in paragraph (a) above, such participant's rights under the Plan to receive or defer payment of an Award under the Plan shall be forfeited and canceled; provided, however, that the nonfulfillment of such condition may at any time (whether before, at the time of or subsequent to termination of employment) be waived in the following manner:

    (i)    with respect to a participant who at any time shall have been a Section 16 Person, such waiver may be granted by the Compensation Committee upon its determination that in its sole judgment there shall not have been and will not be any substantial adverse effect upon the Company or any Subsidiary thereof; and

    (ii)   with respect to any other participant, such waiver may be granted by the Annual Incentive Compensation Committee (or any committee appointed by it) upon its determination that in its sole judgment there shall not have been and will not be any such substantial adverse effect.

  (c)   Effect of Inimical Conduct. Anything in the Plan to the contrary, the right of a participant, following termination of such participant's employment with the Company, to receive payment or to defer payment of an Award under Section 15 shall terminate on and as of the date on which it his been determined that such participant at any time (whether before or subsequent to termination of such participant's employment) acted in a manner inimical to the best interests of the Company. Any such determination shall be made by (i) the Compensation Committee with respect to any participant who at any time shall have been a Section 16 Person, and (ii) the Annual Incentive Compensation Committee (or any committee appointed by it for the purpose) with respect to any other participant. Such Committee (or any such other committee) may make such determination at any time prior to payment in full of an Award. Conduct which constitutes engaging in any activity that is directly or indirectly in competition with any activity of the Company or any Subsidiary thereof shall be governed by paragraph (a)(ii) of this Section 17 and shall not be subject to any determination under this paragraph (c).

18.    Limitations.     A participant shall not have any interest in any Award until it is distributed in accordance with the Plan. The fact that a Key Employee has been selected to be a participant for a Performance Period shall not in any manner entitle such participant to receive an Award for such period. The determination as to whether or not such participant shall be paid an Award for such Performance Period shall be determined solely in accordance with the provisions of Sections 14 and 17 hereof. All payments and distributions to be made thereunder shall be paid from the general assets of the Company. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any employee, former employee or any other person. The Plan shall not constitute part of any participant's or employee's employment contract with the Company or any participating subsidiary. Participation in the Plan shall not create or imply a right to continued employment.

19.    Withholding of Taxes, etc.     The Company shall have the right to withhold an amount sufficient to satisfy any federal, state or local income taxes, FICA or Medicare taxes or other amounts that the Company may be required by law to pay with respect to any Award, including withholding payment from a participant's current compensation.

20.    No Assignment of Benefits.     No rights or benefits under the Plan shall, except as otherwise specifically provided by law, be subject to assignment (except for the designation of beneficiaries pursuant to paragraph (a) of Section 16), nor shall such rights or benefits be subject to attachment or legal process for or against a participant or his or her beneficiary or beneficiaries, as the case may be.

21.    Administration Expense.     The entire expense of offering and administering the Plan shall be borne by the Company and its participating Subsidiaries.

22.    Access of Independent Certified Public Accountants and Committee to Information.     The Company's independent certified public accountants shall have full access to the books and records of the Company and its Subsidiaries, and the Company shall furnish to such accountants such information as to the financial condition and operations of the Company and its Subsidiaries as such accountants may from time to time request, in order that such accountants may take any action required or requested to be taken by them under the Plan. The Group Vice President and Chief Financial Officer or, in the event of his or her absence or disability to act, the principal accounting officer of the Company shall furnish to the Committee such information as the Committee may request to assist it in carrying out or interpreting this Plan. Neither such accountants, in reporting amounts required or requested under the Plan, nor the Group Vice President and Chief Financial Officer, or any other director, officer or employee of the Company, in furnishing information to such accountants or to the Committee, shall be liable for any error therein, if such accountants or other person, as the case may be, shall have acted in good faith.

23.    Amendment, Modification, Suspension and Termination of the Plan; Rescissions and Corrections.     The Compensation Committee, at any time may terminate, and at any time and from time to time, and in any respect, may amend or modify the Plan or suspend any of its provisions; provided, however, that no such amendment, modification, suspension or termination shall, without the consent of a participant, adversely affect any right or obligation with respect to any Award theretofore made. The Committee at any time may rescind or correct any actions made in error or that jeopardize the intended tax status or legal compliance of the Plan.

24.    Indemnification and Exculpation.

  (a)   Indemnification. Each person who is or shall have been a member of the Compensation Committee or a member of the Annual Incentive Compensation Committee shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be or become a party or in which such person may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof (with the Company's written approval) or paid by such person in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Company based upon a finding of such person's lack of good faith; subject, however, to the condition that upon the institution of any claim, action, suit or proceeding against such person, such person shall in writing give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's behalf. The right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Company may have to indemnify or hold such person harmless.

  (b)   Exculpation. Each member of the Compensation Committee and each member of the Annual Incentive Compensation Committee shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan or any appropriate person or persons other than such person. In no event shall any person who is or shall have been a member of the Compensation Committee or a member of the Annual Incentive Compensation Committee be held liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including the furnishing of information) taken or any failure to act, if in good faith.

25.    Finality of Determinations.     Each determination, interpretation or other action made or taken pursuant to the provisions of the Plan by the Compensation Committee or the Annual Incentive Compensation Committee shall be final and shall be binding and conclusive for all purposes and upon all persons, including, but without limitation thereto, the Company, its stockholders, the Compensation Committee and each of the members thereof, the Annual Incentive Compensation Committee and each of the members thereof, and the directors, officers, and employees of the Company, the Plan participants, and their respective successors in interest.

26.    Code Section 409A.     The Plan, and all Awards distributed thereunder, are designed and intended to meet the requirements of Section 1.409A-1(b)(4) of the U.S. Treasury Department Regulations issued under Section 409A of the Internal Revenue Code of 1986, as amended ("Code"), governing "short-term deferrals" so that no Award distributed under the Plan is determined to provide, or treated as providing, for a deferral of compensation under Code Section 409A. To the extent the Plan, or an Award thereunder, ultimately is determined to provide, or treated as providing, for the deferral of compensation under Code Section 409A, the Company reserves the right to take such action, on a uniform basis, as the Company deems necessary or desirable to ensure compliance with Code Section 409A, and the regulations thereunder, or to achieve the goals of the Plan without having adverse tax consequences under the Plan for any Plan participant or beneficiary.

27.    Governing Law.     The Plan shall be governed by and construed in accordance with the laws of the State of Michigan.

Appendix II

Ford Motor Company 2008 Long-Term Incentive Plan
(Effective as of January 1, 2008)

Purpose

1.(a)    Purpose.     This Plan, known as the "2008 Long-Term Incentive Plan" (the "Plan"), is intended to provide an incentive to certain salaried employees of Ford Motor Company (the "Company"), and of its subsidiaries, in order to encourage them to remain in the employ of the Company and to increase their interest in the Company's success. It is intended that this purpose be effected through stock awards and/or various stock-based rights with respect to shares of the Company's Common Stock (collectively, the "Plan Awards"), as provided herein, to eligible employees ("Participants").

(b)    Company; Subsidiary; Employee.     The term "Company" when used with reference to employment shall include subsidiaries of the Company. The term "subsidiary" shall mean (i) any corporation a majority of the voting stock of which is owned directly or indirectly by the Company or (ii) any limited liability company a majority of the membership interest of which is owned, directly or indirectly, by the Company. The term "employee" shall be deemed to include any person who is an employee of any joint venture corporation or partnership, or comparable entity, in which the Company has a substantial equity interest (a "Joint Venture"), provided such person was an employee of the Company immediately prior to becoming employed by such Joint Venture.

Administration

2.(a)    Compensation Committee.     The Compensation Committee of the Company's Board of Directors (the "Committee") shall administer the Plan and perform such other functions as are assigned to it under the Plan. The Committee is authorized, subject to the provisions of the Plan, from time to time to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan, and to make such determinations under, and such interpretations of, and to take such steps in connection with, the Plan and the Plan Awards as it may deem necessary or advisable, in each case in its sole discretion.

(b)    Delegation of Authority.     The Committee may delegate any or all of its powers and duties under the Plan, including, but not limited to, its authority to grant waivers pursuant to Article 8, to one or more other committees as it shall appoint, pursuant to such conditions or limitations as the Committee may establish; provided, however, that the Committee shall not delegate its authority to (1) make Plan Awards under the Plan, except as otherwise provided in Articles 4, 5, and 6; (2) act on matters affecting any Participant who is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the liability provisions of Section 16(b) of the Exchange Act (any such Participant being called a "Section 16 Person"); or (3) amend or modify the Plan pursuant to the provisions of paragraph (b) of Article 14.

(c)    Eligibility of Committee Members.     No person while a member of the Committee or any committee of the Board of Directors administering the Plan shall be eligible to hold or receive a Plan Award.

Stock Available for Plan Awards

3.(a)    Stock Subject to Plan.     The stock to be subject to or related to Plan Awards shall be shares of the Company's Common Stock of the par value of $.01 per share ("Stock"), and may be either authorized and unissued or held in the treasury of the Company. The maximum number of shares of Stock with respect to which Plan Awards may be granted under the Plan, subject to adjustment in accordance with the provisions of Article 11, in each calendar year during any part of which the Plan is in effect shall be 2% of the total number of issued shares of Stock as of December 31 of the calendar year immediately preceding such year (the number of shares determined by application of such percentage in any calendar year being called the "2% Limit" for such year); provided, however, that such percentage may be increased to up to 3% in any one or more calendar years, in which event the excess over 2% in any such calendar year shall be applied to the reduction of the aggregate number of shares that otherwise would have been available for Plan Awards pursuant to this paragraph (a) and paragraph (c) of this Article 3 in subsequent calendar years during the term of the Plan, in inverse order commencing with the year 2018. Notwithstanding the foregoing, (i) the aggregate number of shares that may be issued upon exercise of "incentive stock options" (as defined in paragraph (a)(l) of Article 5) shall not exceed 2% of the number of shares authorized under the Company's Certificate of Incorporation at the date of adoption of the Plan (subject to adjustment in accordance with the provisions of Article 11), (ii) the maximum number of shares subject to Options (as defined below), with or without any related Stock Appreciation Rights (as defined below), that may be granted pursuant to Article 5 to any Covered Executive (as defined below) during any calendar year during any part of which the Plan is in effect shall be 5,000,000, subject to adjustment in accordance with the provisions of Article 11 and (iii) the maximum number of shares of Stock or Restricted Stock Units (as defined below) that may be granted as Final Awards (as defined below) pursuant to Article 4 to any Covered Executive during any calendar year during any part of which the Plan is in effect shall be 2,500,000, subject to adjustment in accordance with the provisions of Article 11.

(b)    Computation of Stock Available for Plan Awards.     For the purpose of computing the total number of shares of Stock remaining available for Plan Awards at any time in each calendar year during which the Plan is in effect, there shall be debited against the total number of shares determined to be available pursuant to paragraphs (a) and (c) of this Article 3 (i) the maximum number of shares of Stock subject to issuance upon exercise of Options (as defined below) granted in such year, (ii) the maximum number of shares of Stock or Restricted Stock Units that may be granted as Final Awards under Performance-Based Restricted Stock Units (as defined below) granted in such calendar year, and (iii) the number of shares of Stock related to Other Stock-Based Awards (as defined below) granted in such year, as determined by the Committee in each case as at the dates on which such Plan Awards were granted.

(c)    Unused, Forfeited and Reacquired Shares.     Any unused portion of the 2% Limit for any calendar year shall be carried forward and shall be made available for Plan Awards in succeeding calendar years. The shares involved in the unexercised or undistributed portion of any terminated, expired or forfeited Plan Award (including, without limitation, the shares debited under paragarph (b) of Article 3 that are not included in the related Final Award) also shall be made available for further Plan Awards. Any shares of Stock made available for Plan Awards pursuant to this paragraph (c) shall be in addition to the shares available pursuant to paragraph (a) of this Article 3.

Performance-Based Restricted Stock Units and Final Awards

4.(a)    Grant of Performance-Based Restricted Stock Units.     The term "Performance-Based Restricted Stock Unit" ("PB-RSU"), shall mean the right to receive, without payment to the Company, up to the number of Restricted Stock Units or shares of Stock described therein, subject to the terms and provisions of the PB-RSU and the Plan. The term "Restricted Stock Unit" shall mean the right to receive, without payment to the Company, one share of Stock upon expiration of the applicable restriction period, subject to the terms and conditions of the award and the Plan. The Committee, at any time and from time to time while the Plan is in effect, may grant, or authorize the granting of, PB-RSUs to such officers and other key salaried employees of the Company, whether or not members of the Board of Directors, as it may select and for such numbers of shares based on such dollar amounts as it shall designate, subject to the provisions of this Article 4 and Article 3. Notwithstanding anything contained in the Plan to the contrary, the Committee may authorize a committee, whose membership shall be consistent with Delaware law, to determine the amount of individual grants of PB-RSUs and related Final Awards to key employees of the Company selected by such committee who are not officers or directors of the Company, subject to the provisions of Articles 3 and 4 and subject to a maximum number of shares of Stock and any other limitations specified by the Committee.

(b)    Terms and Provisions of PB-RSUs.     Prior to the grant of any PB-RSU, the Committee shall determine the terms and provisions of each PB-RSU, including, without limitation, (i) the number of Restricted Stock Units or shares of Stock to be earned under such PB-RSU if 100% of each of the Performance Goals is achieved (the "Target Award"), as adjusted pursuant to Article 11, (ii) one or more performance goals ("Performance Goals") based on one or more Performance Criteria (as defined below) to be used to measure performance under such PB-RSU, (iii) the formula (the "Performance Formula") to be applied against the Performance Goals in determining the percentage (which shall not exceed 200%) of the Target Award (as adjusted pursuant to Article 11) used to determine the number of Restricted Stock Units or shares of Stock earned under such PB-RSU, (iv) the period of time for which such performance is to be measured (the "Performance Period"), which shall commence not earlier than 90 days prior to the date of grant of such PB-RSU, and (v) the period of time, if any, during which the disposition of Restricted Stock Units or shares of Stock covered by any Final Award relating to such PB-RSU shall be restricted as provided in paragraph (a) of Article 9 (the "Restriction Period"); provided, however, that the Committee may establish the Restriction Period applicable to any PB-RSU at the time of or at any time prior to the granting of the related Final Award. Within 90 days of commencement of a Performance Period, the Committee may establish a minimum threshold objective for any Performance Goal for such Performance Period, which if not met, would result in no Final Award being made to any Participant with such Goal for such Period. During and after the Performance Period, but prior to the grant of a Final Award relating to any PB-RSU granted to a Participant who is not a "Covered Executive", the Committee may adjust the Performance Goals, Performance Formula and Target Award and otherwise modify the terms and provisions of such PB-RSU, subject to the terms and conditions of the Plan. Each PB-RSU shall be evidenced by a letter, an agreement or such other document as the Committee may determine. The term "Performance Criteria" shall mean, with respect to any PB-RSU granted to a Participant who is a Covered Executive, one or more of the following objective business criteria established by the Committee with respect to the Company and/or any subsidiary, division, business unit or component thereof upon which the Performance Goals for a Performance Period are based: asset charge, asset turnover, automotive return on sales, capacity utilization, capital employed in the business, capital spending, cash flow, cost structure improvements, complexity reductions, customer loyalty, diversity, earnings growth, earnings per share, economic value added, environmental health and safety, facilities and tooling spending, hours per vehicle, increase in customer base, inventory turnover, market price appreciation, market share, net cash balance, net income, net income margin, net operating cash flow, operating profit margin, order to delivery time, plant capacity, process time, profits before tax, quality/customer satisfaction, return on assets, return on capital, return on equity, return on net operating assets, return on sales, revenue growth, sales margin, sales volume, total shareholder return, vehicles per employee, warranty performance to budget, variable margin, and working capital. The term "Performance Criteria" shall mean, with respect to any PB-RSU granted to a Participant who is not a Covered Executive, one or more of the business criteria listed above and/or any other criteria based on individual, business unit, group or Company performance selected by the Committee for the Performance Period. The Performance Criteria may be expressed in absolute terms or relate to the performance of other companies or to an index. The term "Covered Executive" shall mean executive officers as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Code"), or its successors.

(c)    Final Awards.     (1) As soon as practicable following the completion of the Performance Period relating to any PB-RSU, but not later than 12 months following such completion, the Committee shall determine the percentage (which shall not exceed 200%) of the Target Award (as adjusted pursuant to Article 11) which shall be used to determine the number of Restricted Stock Units or shares of Stock to be awarded finally to the Participant who holds such PB-RSU. Such number of Restricted Stock Units or shares of Stock is called the "Final Award". Each Final Award shall represent only full Restricted Stock Units or shares of Stock, and any fractional unit or share that would otherwise result from such Final Award calculation shall be disregarded. In making such determination, the Committee shall apply the applicable Performance Formula for the Participant for the Performance Period against the accomplishment of the related Performance Goals. The Committee may, in its sole discretion, reduce the amount of any Final Award that otherwise would be awarded to any Participant for any Performance Period. In addition, the Committee may, in its sole discretion, increase the amount of any Final

Award that otherwise would be awarded to any Participant who is not a Covered Executive, subject to the maximum Final Award amount of 200% of the related Target Award (as adjusted pursuant to Article 11), taking into account (i) the extent to which the Performance Goals provided in such PB-RSU was, in the Committee's sole opinion, achieved, (ii) the individual performance of such Participant during the related Performance Period and (iii) such other factors as the Committee may deem relevant, including, without limitation, any change in circumstances or unforeseen events, relating to the Company, the economy or otherwise, since the date of grant of such PB-RSU. The Committee shall notify such Participant of such Participant's Final Award as soon as practicable following such determination.

(2)   Following the determination of each Final Award, the Company shall credit the Restricted Stock Units or, in the case of a Final Award of shares of Stock, issue or cause to be issued shares of Stock, representing such Final Award in the name of the Participant who received such Final Award. Such Participant shall, upon the lapse of restrictions on Restricted Stock Units or upon the issuance of shares of Stock, become the holder of record of the number of shares of Stock, entitled to dividends, voting rights and other rights of a holder thereof, subject to the terms and provisions of the Plan, including, without limitation, the provisions of paragraph (e) of this Article 4 and Articles 8, 9 and 11. If the Final Award is in restricted shares of Stock, the Company may direct the transfer agent or program administrator, as the case may be, to restrict the Restricted Stock Units or shares of Stock in accordance with the terms of the Final Award.

(3)   Notwithstanding the provisions of paragraphs (c)(l) and (2) of this Article 4 or any other provision of the Plan, in the case of any PB-RSU held by a Participant who is an employee of a foreign subsidiary or foreign branch of the Company or of a foreign Joint Venture, or held by a Participant who is in any other category specified by the Committee, the Committee may specify that such Participant's Final Award shall not be represented by certificates for shares of Stock but shall be represented by rights approximately equivalent (as determined by the Committee) to the rights that such Participant would have received if certificates for shares of Stock had been issued in the name of such Participant in accordance with paragraphs (c)(l) and (2) of this Article 4 (such rights being called "Stock Equivalents"). Subject to the provisions of Article 11 and the other terms and provisions of the Plan, if the Committee shall so determine, each Participant who holds Stock Equivalents shall be entitled to receive the same amount of cash that such Participant would have received as dividends if certificates for shares of Stock had been issued in the name of such Participant pursuant to paragraphs (c)(l) and (2) of this Article 4 covering the number of shares equal to the number of shares to which such Stock Equivalents relate. Notwithstanding any other provision of the Plan to the contrary, the Stock Equivalents representing any Final Award may, at the option of the Committee, be converted into an equivalent number of shares of Stock or, upon the expiration of the applicable Restriction Period, into cash, under such circumstances and in such manner as the Committee may determine.

(4)  If the Restriction Period relating to any Final Award or part thereof shall expire while the Participant who was granted such Award is employed by the Company, the shares of Stock issued in such Participant's name with respect to such Final Award or part thereof, shall be delivered to or credited to an account for such Participant as soon as practicable, free of all restrictions.

(d)    Dividend Equivalents.     (1) The Committee shall have the right to determine whether or not each Participant who receives Restricted Stock Units representing a Final Award shall be entitled to receive payment of the same amount of cash that such Participant would have received as cash dividends if, on each record date during the entire Restriction Period relating to such Restricted Stock Unit, such Participant had been the holder of record of a number of shares of Stock equal to 100% of the related Final Award (as adjusted pursuant to Article 11). Such cash payments are referred to as "dividend equivalents". In the event the Committee authorizes dividend equivalents to be paid for any Restricted Stock Unit awarded to a Participant as a Final Award after the end of the Performance Period related to such Final Award, any such dividend equivalents relating to any dividend payable prior to the date of award of such Restricted Stock Unit shall be made at the same time as the payment relating to the first dividend paid after such date of award.

(2)   Notwithstanding the provisions of paragraph (d)(1) of this Article 4 relating to dividend equivalents, the Committee may determine that, in lieu of receiving all or any portion of any such dividend equivalent in cash, a Participant shall receive an award of full Restricted Stock Units or shares of Stock having a value (as determined by the Committee) approximately equal to the portion of such dividend equivalent that was not paid in cash. Restricted Stock Units or shares of Stock so awarded shall be credited or issued as of the payment date for the related cash dividend, and the Restricted Stock Units or shares of Stock covered thereby shall be treated in the same manner as Final Awards, subject to the terms and conditions of the Plan, including, without limitation, the provisions of paragraphs (b), (c) and (e) of Article 4 and Articles 8, 9, and 11.

(e)    Effect of Termination of Employment or Death.     (1) If a Participant's employment with the Company shall be terminated, prior to the expiration of the Restriction Period, or prior to issuance of shares representing the Final Award if there is no Restriction Period, relating to any PB-RSU granted to such Participant, by reason of discharge, release in the best interest of the Company, release under mutually satisfactory conditions, termination under a voluntary or involuntary Company separation program or career transition program, voluntary quit or retirement without the approval of the Company, such PB-RSU, and any Restricted Stock Unit credited or shares of Stock not yet issued in the name of such Participant as a Final Award relating to such PB-RSU, shall be forfeited and cancelled forthwith unless the Committee shall grant an appropriate waiver. Any such waiver shall be granted in accordance with the procedure specified in paragraph (b) of Article 8 (in which event the reference in such paragraph (b) to "the nonfulfillment of such condition" shall be deemed to refer to such Participant's termination for any of the reasons specified above).

(2)   If a Participant's employment with the Company shall be terminated for any reason other than a reason specified in paragraph (e)(l) of this Article 4, except death, prior to or concurrently with the expiration of the Restriction Period or prior to issuance of shares of Stock representing the Final Award if there is no restriction period relating to any PB-RSU granted to such Participant, the PB-RSU or Final Award, as the case may be, will remain unaffected except to the extent that the Committee decides to prorate a Final Award based on the number of full months that the Participant was employed during the Performance Period, and distribution of the Final Award will occur according to the normal schedule for such grant.

(3)   If a Participant's employment with the Company shall be terminated at any time by reason of a sale or other disposition (including, without limitation, a transfer to a Joint Venture) of the division, operation or subsidiary in which such Participant was employed or to which such Participant was assigned, unless the Committee shall specify otherwise, any PB-RSUs then held by such Participant, and any shares of Stock or Restricted Stock Units issued or credited in the name of such Participant as a Final Award relating to such PB-RSUs, shall be dealt with as provided in paragraph (e)(2) of this Article 4, provided that such termination occurs at least three months after the date of grant.

(4)  If a Participant shall die while in the employ of the Company, any PB-RSUs then held by such Participant shall remain in effect, except to the extent that the Committee decides to prorate any Final Award based on the number of full months that the Participant was employed during the Performance Period. Such PB-RSUs, and any shares of Stock awarded to the Participant but not yet issued, and any such shares thereafter issuable with respect to such PB-RSUs, shall be transferred or issued and delivered to the beneficiary designated pursuant to Article 10 or, if no such designation is in effect, to the executor or administrator of the estate of such Participant, free of all restrictions and restrictive legends. With regard to any Restricted Stock Units then held by such Participant, shares of Stock equal to the number of shares represented thereby shall be issued to such beneficiary, executor or administrator, free of all restrictions.

(5)   Subject to the provisions of Article 8, if a Participant shall die following termination of employment, any PB-RSUs then held by such Participant shall remain in effect. Such PB-RSUs, and any shares of Stock awarded but not yet issued to the Participant, and any such shares thereafter issuable with respect to such PB-RSUs, shall be transferred or issued to the beneficiary designated pursuant to Article 10 or, if no such designation is in effect, to the executor or administrator of the estate of such Participant, free of all restrictions. With regard to any Restricted Stock Units then held by such Participant, shares of Stock equal to the number of shares represented thereby shall be issued to such beneficiary, executor or administrator, free of all restrictions.

(6)   Except as otherwise provided in (e)(3) of this Article 4, notwithstanding any other provision of the Plan to the contrary, if a Participant's employment with the Company shall for any reason terminate prior to the later of (a) the date of expiration of the period of six months following the commencement of the Performance Period relating to any PB-RSU (or such other period as the Committee may specify) or (b) the date six months following the date of grant of such PB-RSU, such PB-RSU shall be forfeited and cancelled forthwith unless the Committee shall determine otherwise.

(7)   Notwithstanding any provision of the Plan to the contrary, (i) the Committee may at any time establish a Restriction Period applicable to the Restricted Stock Unit or Stock to be represented by any Final Award, and such Restriction Period shall remain in effect until such time (which may be later than the date of the Participant's retirement or other termination of employment) as the Committee may determine; and (ii) the Committee may determine that no shares of Stock therefor shall be issued to any Participant until the date of expiration of the applicable Restriction Period (or such earlier date as the Committee may determine).

Options And Stock Appreciation Rights

5.(a)    Grant of Options.     (1) The Board of Directors, at any time and from time to time while the Plan is in effect, may authorize the granting of Options to such officers and other key salaried employees of the Company, whether or not members of the Board of Directors, as it may select from among those nominated by the Committee, and for such numbers of shares as it shall designate, subject to the provisions of this Article 5 and Article 3; provided, however, that no Option shall be granted to a Participant for a larger number of shares than the Committee shall recommend for such Participant. Each Option granted pursuant to the Plan shall be designated at the time of grant as either an "incentive stock option" ("ISO"), as such term is defined in the Code, or its successors (or shall otherwise be designated as an option entitled to favorable treatment under the Code) or as a "nonqualified stock option" ("NQO") (ISOs and NQOs being individually called an "Option" and collectively called "Options").

(2)   Without in any way limiting the authority provided in paragraph (a)(l) of this Article 5, the Board of Directors may authorize the Committee to authorize the granting of Options, at any time and from time to time while the Plan is in effect, to such officers and other key salaried employees of the Company, whether or not members of the Board of Directors, as the Committee may select, subject to the provisions of this Article 5 and Article 3 and subject to such other limitations as the Board of Directors may specify. In addition, to the extent such authority has been delegated to the Committee pursuant to this Article 5, the Committee may authorize a committee of two or more Company officers appointed by it to determine the amount and date of individual Option grants for key employees selected by such committee who are not officers or directors of the Company, subject to Articles 3 and 5 and subject to a maximum number of shares of Stock and any other limitations specified by the Committee.

(3)   The date on which an Option shall be granted shall be the date of authorization of such grant or such later date as may be determined at the time such grant is authorized. Any individual may hold more than one Option.

(b)    Price.     In the case of each Option granted under the Plan the option price shall be the fair market value of Stock on the date of grant of such Option; provided, however, that in the case of any Option granted to an employee of a foreign subsidiary or a foreign branch of the Company or of a foreign Joint Venture the Board of Directors may in its discretion fix an option price in excess of the fair market value of Stock on such date. The term "fair market value" when used with reference to the option price shall mean the closing price at which Stock shall have been reported on the New York Stock Exchange on the date of grant of such Option. In the event that any Option shall be granted on a date on which the closing price of Stock is unavailable on such Exchange, the fair market value of Stock on such date shall be deemed to be the closing price on the next preceding day on which there was such closing price.

(c)    Grant of Stock Appreciation Rights.     (1) The Board of Directors may authorize the granting of Stock Appreciation Rights (as defined below) to such Participants who are granted Options under the Plan as it may select from among those nominated therefor by the Committee. The Committee may authorize the granting of Stock Appreciation Rights to such Participants as are granted Options under the Plan pursuant to paragraph (a) of this Article 5. Each Stock Appreciation Right shall relate to a specific Option granted under the Plan and may be granted concurrently with the Option to which it relates or at any time prior to the exercise, termination or expiration of such Option.

(2)   The term "Stock Appreciation Right" shall mean the right to receive, without payment to the Company and as the Participant may elect, either (a) that number of shares of Stock determined by dividing (i) the total number of shares of Stock subject to the related Option (or the portion or portions thereof which the Participant from time to time elects to use for purposes of this clause (a)), multiplied by the amount by which the fair market value of a share of Stock on the day the right is exercised exceeds the option price (such amount being hereinafter referred to as the "Spread"), by (ii) the fair market value of a share of Stock on the exercise date; or (b) cash in an amount determined by multiplying (i) the total number of shares of Stock subject to the related Option (or the portion or portions thereof which the Participant from time to time elects to use for purposes of this clause (b)), by (ii) the amount of the Spread; or (c) a combination of shares of Stock and cash, in amounts determined as set forth in clauses (a) and (b) above; provided, however, that the total number of shares which may be received upon exercise of a Stock Appreciation Right for Stock shall not exceed the total number of shares subject to the related Option or portion thereof, and the total amount of cash which may be received upon exercise of a Stock Appreciation Right for cash shall not exceed the fair market value on the date of exercise of the total number of shares subject to the related Option or portion thereof.

(3)   The Committee may impose such conditions as it may deem appropriate upon the exercise of an Option or a Stock Appreciation Right, including, without limitation, a condition that the Stock Appreciation Right may be exercised only in accordance with rules and regulations adopted by the Committee from time to time.

(4)  The right of a Participant to exercise a Stock Appreciation Right shall be cancelled if and to the extent the related Option is exercised. The right of a Participant to exercise an Option shall be cancelled if and to the extent that shares covered by such Option are used to calculate shares or cash received upon exercise of a related Stock Appreciation Right.

(5)   The fair market value of Stock on the date of exercise of a Stock Appreciation Right shall be determined as of such exercise date in the same manner as the fair market value of Stock on the date of grant of an Option is determined pursuant to paragraph (b) of this Article 5.

(6)   If any fractional share of Stock would otherwise be payable to a Participant upon the exercise of a Stock Appreciation Right, the Participant shall be paid a cash amount equal to the same fraction of the fair market value (determined as described above) of the Stock on the date of exercise.

(d)    Stock Option Agreement.     Each Option and related Stock Appreciation Right shall be evidenced by a Stock Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve. Each Stock Option Agreement shall provide that the Participant shall agree to remain in the employ of the Company for such period from the date of grant of such Option or combination of Options or related Stock Appreciation Rights as shall be provided in the Stock Option Agreement; provided, however, that the Company's right to terminate the employment of the Participant at any time, with or without cause, shall not be restricted by such agreement.

(e)    Terms of Options and Stock Appreciation Rights.     Each Option and related Stock Appreciation Right granted under the Plan shall be exercisable on such date or dates, during such period, for such number of shares and subject to such further conditions as shall be determined pursuant to the provisions of the Stock Option Agreement with respect to such Option and related Stock Appreciation Right; provided, however, that a Stock Appreciation Right shall not be exercisable prior to or later than the time the related Option could be exercised;

and provided, further, that in any event no Option or related Stock Appreciation Right shall be exercised beyond ten years from the date of grant of the Option.

(f)    Effect of Termination of Employment or Death.     (1) Except as provided in paragraphs (f)(2) and (3) of this Article 5, if, prior to the date that any Option or Stock Appreciation Right shall first have become exercisable, the Participant's employment with the Company shall be terminated by the Company, with or without cause, or by the act, death, incapacity or retirement of the Participant, the Participant's right to exercise such Option or Stock Appreciation Right shall terminate on the date of such termination of employment and all rights thereunder shall cease.

(2)   Notwithstanding the provisions of paragraph (f)(l) of this Article 5, if the Participant's employment with the Company shall be terminated by reason of retirement, release because of disability or death, and the Participant had remained in the employ of the Company for at least six months following the date of any Stock Option Agreement under the Plan between such Participant and the Company, and subject to the provisions of Article 8, all such Participant's rights under such Stock Option Agreement shall continue in effect or continue to accrue for the period ending on the date ten years from the date of grant of any Option (or such shorter period as the Committee may specify), subject, in the event of the Participant's death prior to such date, to the provisions of paragraph (f)(6) of this Article 5 and subject to any other limitation on the exercise of such rights in effect at the date of exercise.

(3)   Notwithstanding any other provision of the Plan to the contrary, if a Participant's employment with the Company shall be terminated at any time by reason of a sale or other disposition (including, without limitation, a transfer to a Joint Venture) of the division, operation or subsidiary in which such Participant was employed or to which such Participant was assigned, all such Participant's rights under any Option and any related Stock Appreciation Right granted to him or her shall continue in effect and continue to accrue until the date five years after the date of such termination or such earlier or later date as the Committee may specify (but not later than the date ten years from the date of grant of any Option), provided such Participant shall satisfy both of the following conditions:

(a)   such Participant, at the date of such termination, had remained in the employ of the Company for at least three months following the grant of such Option and Stock Appreciation Right, and

(b)   such Participant continues to be or becomes employed in such division, operation or subsidiary following such sale or other disposition and remains in such employ until the date of exercise of such Option or Stock Appreciation Right (unless the Committee, or any committee appointed by it for the purpose, shall waive this condition (b)).

Upon termination of such Participant's employment with such (former) division, operation or subsidiary following such sale or other disposition, any then existing right of such Participant to exercise any such Option or Stock Appreciation Right shall be subject to the following limitations: (i) if such Participant's employment is terminated by reason of disability, death or retirement with the approval of his or her employer, such Participant's rights shall continue as provided in the preceding sentence with the same effect as if his or her employment had not terminated; (ii) if such Participant's employment is terminated by reason of discharge or voluntary quit, such Participant's rights shall terminate on the date of such termination of employment and all rights under such Option and Stock Appreciation Right shall cease; and (iii) if such Participant's employment is terminated for any reason other than a reason set forth in the preceding clauses (i) and (ii), such Participant shall have the right, within three months after such termination, to exercise such Option or Stock Appreciation Right to the extent that it or any installment thereof shall have accrued at the date of such termination and shall not have been exercised, subject in the case of any such termination to the provisions of Article 8 and any other limitation on the exercise of such Option and Stock Appreciation Right in effect at the date of exercise.

(4)  If, on or after the date that any Option or Stock Appreciation Right shall first have become exercisable, a Participant's employment with the Company shall be terminated for any reason except retirement, release because of disability, death, release because of a sale or other disposition of the division, operation or subsidiary in which such Participant was employed or to which such Participant was assigned, discharge, release in the best interest of the Company or voluntary quit, such Participant shall have the right, within three months after such termination, to exercise such Option or Stock Appreciation Right to the extent that it or any installment thereof shall have accrued at the date of such termination of employment and shall not have been exercised, subject to the provisions of Article 8 and any other limitation on the exercise of such Option or Stock Appreciation Right in effect at the date of exercise.

(5)   If a Participant's employment with the Company shall be terminated at any time by reason of discharge, release in the best interest of the Company or voluntary quit, the Participant's right to exercise such Option or Stock Appreciation Right shall terminate on the date of such termination of employment and all rights thereunder shall cease.

(6)   If a Participant shall die within the applicable period specified in paragraph (f)(2), (3), or (4) of this Article 5, the beneficiary designated pursuant to Article 10 or, if no such designation is in effect, the executor or administrator of the estate of the decedent or the person or persons to whom the Option or Stock Appreciation Right shall have been validly transferred by the executor or administrator pursuant to will or the laws of descent and distribution shall have the right, within the same period of time as the period during which the Participant would have been entitled to exercise such Option or Stock Appreciation Right (except that (a) in the case of a Participant to whom paragraph (f)(4) of this Article 5 applies, such Participant's Option or Stock Appreciation Right may be exercised only to the extent that it or any installment thereof shall have accrued at the date of death and shall not have been exercised; and (b) the period of time within which any Option or Stock Appreciation Right shall be exercisable following the date of the Participant's death shall not be less than one year (unless the Option by its terms expires earlier)), subject to the provision that no Option or related Stock Appreciation Right shall be exercised under any circumstances beyond ten years from the date of grant of such Option, and to any other limitation on the exercise of such Option or Stock Appreciation Right in effect at the date of exercise. No transfer of an Option or Stock Appreciation Right by the Participant, other than by filing a written designation of beneficiary pursuant to Article 10, shall be effective to bind the Company unless the Company shall have been furnished with written notice of such transfer and a copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer. No transfer shall be effective without the acceptance by the designated beneficiary or other transferee of the terms and conditions of such Option or Stock Appreciation Right.

(7)   Notwithstanding anything contained in the Plan to the contrary, for any Options granted under the Plan to Participants whose employment with the Company terminates by reason of a sale or other disposition (including, without limitation, a transfer to a Joint Venture) of the division, operation or subsidiary in which such Participant was employed or to which such Participant was assigned, effective as of the date of such termination of employment, all such Participant's rights under such Options shall become immediately vested and continue for the period specified in paragraph (f)(3) of this Article 5, subject to the conditions specified therein and in Article 8.

(g)    Payment for Option Shares.     (1) Payment for shares of Stock purchased upon exercise of an Option granted hereunder shall be made, either in full or, if the Committee shall so determine and at the election of the Participant, in installments, in such manner as provided in the applicable Stock Option Agreement.

(2)   Unless the Committee shall provide otherwise in any form of Stock Option Agreement, any payment for shares of Stock purchased upon exercise of an Option granted hereunder may be made in cash, by delivery of shares of Stock beneficially owned by the Participant or by a combination of cash and Stock, at the election of the Participant; provided, however, that any shares of Stock so delivered shall have been beneficially owned by the Participant for a period of not less than six months prior to the date of exercise. Any such shares of Stock so delivered shall be valued at their fair market value on the date of such exercise, which shall be determined as of such date in the same manner as the fair market value of Stock on the date of grant of an Option is determined pursuant to paragraph (b) of this Article 5. The Committee shall determine whether and if so the extent to which actual delivery of share certificates to the Company shall be required.

Stock and Other Stock-Based
and Combination Awards

6.(a) (1)    Grants of Other Stock-Based Awards.     The Committee, at any time and from time to time while the Plan is in effect, may grant to such officers and other salaried employees of the Company, whether or not members of the Board of Directors, as it may select, Plan Awards pursuant to which Stock is or may in the future be acquired, or Plan Awards valued or determined in whole or part by reference to, or otherwise based on, Stock (including but not limited to Plan Awards denominated in the form of "stock units", grants of so-called "phantom stock" and options containing terms or provisions differing in whole or in part from Options granted pursuant to Article 5) (such Plan Awards being hereinafter called "Other Stock-Based Awards"). Other Stock-Based Awards may be granted either alone, in addition to, in tandem with or as an alternative to any other kind of Plan Award, grant or benefit granted under the Plan or under any other employee plan of the Company, including a plan of any acquired entity.

(2)   In addition, the Committee may authorize a committee, whose membership shall be consistent with Delaware law to determine the amount and date of individual Other Stock-Based Awards for key employees selected by such committee who are not officers or directors of the Company, subject to this Article 6 and Article 3, to a maximum number of shares of Stock, and to such other limitations, terms, and conditions of such Awards as shall be determined by the Committee.

(b)    Terms and Conditions.     Subject to the provisions of the Plan, the Committee shall have authority to determine the time or times at which Other Stock-Based Awards shall be made, the number of shares of Stock or stock units and the like to be granted or covered pursuant to such Plan Awards (subject to the provisions of Article 3) and all other terms and conditions of such Plan Awards, including, but not limited to, whether such Plan Awards shall be payable or paid in cash, Stock or otherwise.

(c)    Consideration for Other Stock-Based Awards.     In the discretion of the Committee, any Other-Stock Based Award may be granted as a Stock bonus for no consideration other than services rendered; provided, however, that in the event an Other Stock-Based Award shall be granted to a Participant who is a Section 16 Person under which shares of Stock are or may in the future be issued for any other type of consideration, the amount of such consideration shall either be (i) equal to the amount (such as the par value of such shares) required to be received by the Company in order to assure compliance with applicable state law or (ii) equal to or greater than 50% of the fair market value of such shares (as determined in accordance with paragraph (b) of Article 5) on the date of grant of such Other Stock-Based Award.

(d)    Salaried Employee.     Notwithstanding anything contained in the Plan to the contrary, the term "salaried employee", for purposes of this Article 6, shall be deemed to include any salaried employee of the Company or any other person designated by the Committee for an award under this Article 6.

(e)    Effect of Termination of Employment or Death.     Unless the Committee otherwise determines, the following provisions shall apply to any Plan Award made pursuant to this Article 6:

(1)   If a Participant's employment with the Company shall be terminated, prior to vesting, or prior to issuance of shares if there is no vesting period, relating to any Plan Award granted to such Participant, by reason of discharge, release in the best interest of the Company, release under mutually satisfactory conditions, termination under a voluntary or involuntary Company separation program or career transition program, voluntary quit or retirement without the approval of the Company, such Plan Award shall be forfeited and cancelled forthwith unless the Committee shall grant an appropriate waiver. Any such waiver shall be granted in accordance with the procedure specified in paragraph (b) of Article 8 (in which event the reference in such paragraph (b) to "the nonfulfillment of such condition" shall be deemed to refer to such Participant's termination for any of the reasons specified above).

(2)   If a Participant's employment with the Company shall be terminated for any reason other than a reason specified in paragraph (e)(l) of this Article 6, except death, prior to or concurrently with the expiration of any performance period or vesting period or prior to issuance of shares of Stock if there is no vesting period relating to any Plan Award granted to such Participant, such Plan Award will remain unaffected except to the extent that the Committee decides to prorate a Final Award based on the number of full months that the Participant was employed during the performance period or vesting period.

(3)   If a Participant's employment with the Company shall be terminated at any time by reason of a sale or other disposition (including, without limitation, a transfer to a Joint Venture) of the division, operation or subsidiary in which such Participant was employed or to which such Participant was assigned, unless the Committee shall specify otherwise, any unvested Plan Award shall be dealt with as provided in paragraph (e)(2) of this Article 6, provided that such termination occurs at least three months after the date of grant.

(4)  If a Participant shall die while in the employ of the Company, any unvested Plan Award then held by such Participant shall remain in effect, except to the extent that the Committee decides to prorate any Plan Award based on the number of full months that the Participant was employed during the vesting period. Such Plan Award, and any shares of Stock awarded to the Participant but not yet issued, and any such shares thereafter issuable with respect to such Plan Award, shall be transferred or issued and delivered to the beneficiary designated pursuant to Article 10 or, if no such designation is in effect, to the executor or administrator of the estate of such Participant, free of all restrictions.

(5)   Subject to the provisions of Article 8, if a Participant shall die following termination of employment, any unvested Plan Award then held by such Participant shall remain in effect. Such Plan Award, and any shares of Stock awarded but not yet issued to the Participant, and any such shares thereafter issuable with respect to such Plan Award, shall be transferred or issued to the beneficiary designated pursuant to Article 10 or, if no such designation is in effect, to the executor or administrator of the estate of such Participant, free of all restrictions.

(6)   Except as otherwise provided in (e)(3) of this Article 6, notwithstanding any other provision of the Plan to the contrary, if a Participant's employment with the Company shall for any reason terminate prior to the date six months following the date of grant of any unvested Plan Award, such Plan Award shall be forfeited and cancelled forthwith unless the Committee shall determine otherwise.

(7)   Notwithstanding any provision of the Plan to the contrary, (i) the Committee may at any time establish a restriction period applicable to a Plan Award, and such restriction period shall remain in effect until such time (which may be later than the date of the Participant's retirement or other termination of employment) as the Committee may determine; and (ii) the Committee may determine that no shares of Stock therefor shall be issued to any Participant until the date of expiration of the applicable restriction period (or such earlier date as the Committee may determine).

Cash Awards

7.     Notwithstanding any other provision of the Plan to the contrary, the Committee may determine to permit a Participant, other than a Section 16 Person, who is an employee of a foreign subsidiary or a foreign branch of the Company or of a foreign Joint Venture to receive cash in lieu of any Plan Award or shares of Stock that would otherwise have been granted to or delivered to such Participant under the Plan, in such amount as the Committee may determine in its sole discretion. In addition, prior to payment of any Plan Award that is otherwise payable in Stock, the Committee may determine to pay the Plan Award in whole or in part in cash of equal value. The value of such Plan Award on the date of distribution shall be determined in the same manner as the fair market value of Stock on the date of grant of an Option pursuant to paragraph (b) of Article 5.

Payment of Plan Awards and Conditions Thereon

8.(a)    Effect of Competitive Activity.     Anything contained in the Plan to the contrary notwithstanding, if the employment of any Participant shall terminate, for any reason other than death, while any Plan Award to such Participant is outstanding hereunder, and such Participant has not yet received the Stock covered by such Plan Award or otherwise received the full benefit of such Plan Award, such Participant, if otherwise entitled thereto, shall receive such Stock or benefit only if, during the entire period from the date of such Participant's termination to the date of such receipt, such Participant shall have earned out such Plan Award by (i) making himself or herself available, upon request, at reasonable times and upon a reasonable basis, to consult with, supply information to and otherwise cooperate with the Company or any subsidiary thereof with respect to any matter that shall have been handled by him or her or under his or her supervision while he or she was in the employ of the Company or of any subsidiary thereof, and (ii) refraining from engaging in any activity that is directly or indirectly in competition with any activity of the Company or any subsidiary thereof.

(b)    Nonfulfillment of Competitive Activity Conditions: Waivers Under the Plan.     In the event of a Participant's nonfulfillment of any condition set forth in paragraph (a) of this Article 8 such Participant's rights under any Plan Award shall be forfeited and cancelled forthwith; provided, however, that the nonfulfillment of such condition may at any time (whether before, at the time of or subsequent to termination of employment) be waived in the following manner:

  (i)    with respect to any such Participant who at any time shall have been a Section 16 Person, such waiver may be granted by the Committee upon its determination that in its sole judgment there shall not have been and will not be any substantial adverse effect upon the Company or any subsidiary thereof by reason of the nonfulfillment of such condition; and

  (ii)   with respect to any other such Participant, such waiver may be granted by the Committee (or any committee appointed by it for the purpose) upon its determination that in its sole judgment there shall not have been and will not be any such substantial adverse effect.

(c)    Effect of Inimical Conduct.     Anything contained in the Plan to the contrary notwithstanding, all rights of a Participant under any Plan Award shall cease on and as of the date on which it has been determined by the Committee that such Participant at any time (whether before or subsequent to termination of such Participant's employment) acted in a manner inimical to the best interests of the Company or any subsidiary thereof.

(d)    Tax and Other Withholding.     Prior to any distribution of cash, Stock or Other Stock-Based Awards (including payments under paragraph (d) of Article 4) to any Participant, appropriate arrangements (consistent with the Plan and any rules adopted hereunder) shall be made for the payment of any taxes and other amounts required to be withheld by federal, state or local law.

(e)    Substitution.     The Committee, in its sole discretion, may substitute a Plan Award (except ISOs) for another Plan Award or Plan Awards of the same or different type.

Non-Transferability of Plan Awards;
Restrictions on Disposition and Exercise of Plan Awards

9.(a)    Restrictions on Transfer of Rights or Final Awards.     (i) No PB-RSU or (ii) until the expiration of the applicable Restriction Period, no shares of Stock or Restricted Stock Units covered by any Final Award determined under paragraph (c) of Article 4, shall be transferred, pledged, assigned or otherwise disposed of by a Participant, except as permitted by the Plan, without the consent of the Committee, otherwise than by will or the laws of descent and distribution; provided, however, that the Committee may permit, on such terms as it may deem appropriate, use of Stock included in any Final Award as partial or full payment upon exercise of an Option under the Plan or a stock option under any Stock Option Plan of the Company prior to the expiration of the Restriction Period relating to such Final Award.

(b)    Restrictions on Transfer of Options or Stock Appreciation Rights.     Unless the Committee determines otherwise, no Option or related Stock Appreciation Right shall be transferable by a Participant otherwise than by will or the laws of descent and distribution, and during the lifetime of a Participant the Option or Stock Appreciation Right shall be exercisable only by such Participant or such Participant's guardian or legal representative.

(c)    Restrictions on Transfer of Certain Other Stock-Based Awards.     Unless the Committee determines otherwise, no Other-Stock Based Award which constitutes an option or similar right shall be transferable by a Participant otherwise than by will or the laws of descent and distribution, and during the lifetime of a Participant any such

Other-Stock Based Award shall be exercisable only by such Participant or such Participant's guardian or legal representative.

Designation of Beneficiaries

10.   Anything contained in the Plan to the contrary notwithstanding, a Participant may file with the Company a written designation of a beneficiary or beneficiaries under the Plan (subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries and such other limitations as the Committee from time to time may prescribe), subject to the provisions of paragraph (e) of Article 4, paragraph (f) of Article 5, and paragraph (e) of Article 6. A Participant shall be deemed to have designated as beneficiary or beneficiaries under the Plan the person or persons who receive such Participant's life insurance proceeds under the basic Company Life Insurance Plan unless such Participant shall have assigned such life insurance or shall have filed with the Company a written designation of a different beneficiary or beneficiaries under the Plan. A Participant may from time to time revoke or change any such designation of beneficiary. Any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee shall be in doubt as to the entitlement of any such beneficiary to any PB-RSU, Final Award, Option, Stock Appreciation Right or Other Stock-Based Award, the Committee may determine to recognize only the legal representative of such Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone. In the event of the death of any Participant, the term "Participant" as used in the Plan shall thereafter be deemed to refer to the beneficiary designated pursuant to this Article 10 or, if no such designation is in effect, the executor or administrator of the estate of such Participant, unless the context otherwise requires.

Merger, Consolidation, Stock Dividends, Etc.

11.(a)    Adjustments.     In the event of any merger, consolidation, reorganization, stock split, stock dividend or other event affecting Stock, an appropriate adjustment shall be made in the total number of shares available for Plan Awards and in all other provisions of the Plan that include a reference to a number of shares, and in the numbers of shares covered by, and other terms and provisions of, outstanding Plan Awards.

(b)    Committee Determinations.     The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to a Plan Award.

Acceleration of Payment, Modification of Plan Awards
and Fair Market Value of Plan Awards

12.(a)    Acceleration of Payment, Modification of Plan Awards.     Notwithstanding any other provision of the Plan, the Committee, in the event of the death of a Participant or in any other circumstance, may accelerate distribution of any Plan Award in its entirety or in a reduced amount, in cash or in Stock, or modify any Plan Award, in each case on such basis and in such manner as the Committee may determine in its sole discretion.

(b)    Fair Market Value of Plan Awards.     All Plan Awards shall be valued on the date of grant at the fair market value of Stock determined pursuant to paragraph (b) of Article 5.

Rights as a Stockholder

13.    A Participant shall not have any rights as a stockholder with respect to any share covered by any Plan Award until such Participant shall have become the holder of record of such share.

Term, Amendment, Modification,
Termination of the Plan, and Code Sectin 409A

14.(a)    Term.     The Plan shall terminate on May 1, 2018, except with respect to Plan Awards then outstanding.

(b)    Amendment, Modification and Termination.     The Board of Directors, upon recommendation of the Committee, at any time may amend, modify or terminate the Plan, and the Committee at any time may amend or modify the Plan; provided, however, that no such action of the Board of Directors or the Committee, without approval of the stockholders, may (a) increase the total number of shares of Stock with respect to which Plan Awards may be granted under the Plan, (b) extend the term of the Plan as set forth in paragraph (a) of this Article 14 or (c) permit any person while a member of the Committee or any committee of the Board of Directors administering the Plan to be eligible to receive or hold a Plan Award; provided, however, that neither the Board of Directors nor the Committee may amend or modify the Plan so as to increase the maximum number of shares determinable pursuant to the last sentence of paragraph (a) of Article 3.

(c)    Code Section 409A.     The Plan and all Plan Awards are designed and intended to meet the requirements of Section 1.409A-1(b)(5) of the U.S. Treasury Department Regulations so that no Plan Award is determined to provide or is treated as providing for the deferral of compensation under Code Section 409A such that the Plan Award becomes subject to the general provisions of Code Section 409A, or the regulations issued thereunder. To the extent any Plan Award ultimately is determined or treated as providing for the deferral of compensation under Code Section 409A, the Company reserves the right to take such action, on a uniform basis, as the Company deems necessary or desirable to ensure compliance with Code Section 409A, and the regulations thereunder, or to achieve the goals of the Plan without having adverse tax consequences under the Plan for any employee or beneficiary.

Indemnification and Exculpation

15.(a)    Indemnification.     Each person who is or shall have been a member of the Board of Directors or of the Committee or of any committee of the Board of Directors administering the Plan or of any committee appointed by the foregoing committees shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be or become a party or in which such person may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof (with the Company's written approval) or paid by such person in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Company based upon a finding of such person's lack of good faith; subject, however, to the condition that, upon the institution of any claim, action, suit or proceeding against such person, such person shall in writing give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Company may have to indemnify or hold such person harmless.

(b)    Exculpation.     Each member of the Board of Directors or of the Committee or of any committee of the Board of Directors administering the Plan or any committee appointed by the foregoing committees, and each officer and employee of the Company, shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons other than such person. In no event shall any person who is or shall have been a member of the Board of Directors or of the Committee or of any committee of the Board of Directors administering the Plan or of any committee appointed by the foregoing committees, or an officer or employee of the Company, be held liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including the furnishing of information) taken or any failure to act, if in good faith.

Expenses of Plan

16.   The entire expense of offering and administering the Plan shall be borne by the Company and its participating subsidiaries.

Finality of Determinations

17.    Each determination, interpretation, or other action made or taken pursuant to the provisions of the Plan by the Board of Directors or the Committee or any committee of the Board of Directors administering the Plan or any committee appointed by the foregoing committees shall be final and shall be binding and conclusive for all purposes and upon all persons, including, but without limitation thereto, the Company, the stockholders, the Committee and each of the members thereof, and the directors, officers, and employees of the Company and its subsidiaries, the Participants, and their respective successors in interest.

Appendix III

AMENDMENT NO. 1
TO
TAX BENEFIT PRESERVATION PLAN

AMENDMENT NO. 1 to TAX BENEFIT PRESERVATION PLAN (this "Amendment") between Ford Motor Company, a Delaware corporation (the "Company"), and Computershare Trust Company, N.A., as rights agent (the "Rights Agent") is effective prior to the close of business on this 11th day of September, 2012.

WHEREAS, the Company and the Rights Agent are parties to a Tax Benefit Preservation Plan, dated as of September 11, 2009 (the "Plan");

WHEREAS, the Board of Directors of the Company deems it is advisable and in the best interests of the Company and its stockholders to amend certain provisions of the Plan;

WHEREAS, no Person (as defined in the Plan) has become an Acquiring Person (as defined in the Plan); and

WHEREAS, pursuant to and in accordance with Section 27 of the Plan, the Company desires to amend the Plan as set forth below.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.    Amendments.

(a)   Paragraph (a), clause (i) of Section 7 of the Plan is amended in its entirety to read as follows:

  "(i)  the Close of Business on September 30, 2015,"

(b)   Paragraph (a), clause (iv) of Section 7 of the Plan is amended in its entirety to read as follows:

  "(iv) the final adjournment of the Company's 2013 annual meeting of stockholders if stockholder approval of this Plan has not been received prior to such time,"

(c)   Each of the Legend and Paragraph one of the Form of Right Certificate, attached as Exhibit B to the Plan, is amended so that the references to "September 11, 2012" are replaced with "September 30, 2015".

2.    Effect of this Amendment.     It is the intent of the parties that this Amendment constitutes an amendment of the Plan as contemplated by Section 27 thereof. This Amendment shall be deemed effective as of the date hereof as if executed by both parties hereto on such date. Except as expressly provided in this Amendment, the terms of the Plan remain in full force and effect.

3.    Counterparts.     This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

4.    Governing Law.     This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

5.    Severability.     If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

6.    Descriptive Headings.     The captions herein are included for convenience of reference only, do not constitute a part of this Amendment and shall be ignored in the construction and interpretation hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date set forth above.

FORD MOTOR COMPANY
By:
Name: Title:
COMPUTERSHARE TRUST COMPANY, N.A.
By:
Name: Title:

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FORD MOTOR COMPANY

and

COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent

TAX BENEFIT PRESERVATION PLAN

Dated as of September 11, 2009

(Amended as of September 11, 2012)

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TAX BENEFIT PRESERVATION PLAN

Tax Benefit Preservation Plan, dated as of September 11, 2009 ("Plan"), between Ford Motor Company, a Delaware corporation (the "Company"), and Computershare Trust Company, N.A., as Rights Agent (the "Rights Agent").

The Company has generated net operating loss carryovers and tax credit carryovers for United States federal income tax purposes ("NOLs"), which will potentially provide valuable Tax Benefits (as defined below) to the Company. The ability to use the NOLs may be impaired or destroyed by an "ownership change" within the meaning of Section 382 (as defined below). The Company desires to avoid such an "ownership change" and thereby preserve the ability to utilize the NOLs. In furtherance of such objective, the Company desires to enter into this Plan.

The Board of Directors of the Company (the "Board of Directors") has adopted resolutions creating a series of preferred stock designated as "Series A Junior Participating Preferred Stock" and has authorized and declared a dividend of one preferred share purchase right (a "Right") for each share of Common Stock (as hereinafter defined) and one Right for each share of Class B Stock (as hereinafter defined) of the Company outstanding as of the Close of Business (as defined below) on September 25, 2009 (the "Record Date"), each Right initially representing the right to purchase one one-thousandth (subject to adjustment) of a share of Preferred Stock (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock and Class B Stock that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock and Class B Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22.

Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1.    Certain Definitions.     For purposes of this Plan, the following terms have the meaning indicated:

  (a)   "Acquiring Person" shall mean any Person (other than any Exempt Person) that has become, in itself or, together with all Affiliates and Associates of such Person, the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding; provided, however, that any Existing Holder (as defined below) will not be deemed to be an Acquiring Person for any purpose of this Plan on and after the date on which the adoption of this Plan is first publicly announced unless and until such time as such Existing Holder acquires Beneficial Ownership of additional shares of Common Stock representing .5% of the Common Stock then outstanding, unless, upon becoming the Beneficial Owner of such additional shares of Common Stock, such Person is not then the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding; provided, further, that a Person will not be deemed to have become an Acquiring Person solely as a result of (i) a reduction in the number of shares of Common Stock outstanding, (ii) the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, (iii) any unilateral grant of any security by the Company or any issuance by the Company of shares of its capital stock to such Person, or (iv) an Exempt Transaction, unless and until such time as such Person thereafter acquires Beneficial Ownership of one additional share of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or Class B Stock or pursuant to a split or subdivision of the outstanding Common Stock or Class B Stock), unless, upon becoming the Beneficial Owner of such additional share of Common Stock, such Person is not then the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding. No Qualified Holder shall become an "Acquiring Person" as a result of such Qualified Holder becoming the Beneficial Owner of shares of Common Stock into which shares of Class B Stock are convertible or have been converted pursuant to Section 2.4 of Article Fourth of the Certificate of Incorporation. Notwithstanding the foregoing, if the Board determines in good faith that a Person who would otherwise be an "Acquiring Person," as defined

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  pursuant to the foregoing provisions of this Section 1(a), has become such inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned a percentage of Common Stock that would otherwise cause such Person to be an "Acquiring Person" or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Plan), and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1(a), then such Person shall not be deemed to be or to have become an "Acquiring Person" for purposes of this Plan as a result of such inadvertent acquisition. In addition, notwithstanding the foregoing, if a Person who would otherwise be an "Acquiring Person," as defined pursuant to the foregoing provisions of this Section 1(a), has become such as a result of an acquisition of Beneficial Ownership of shares of Common Stock that the Board in its sole discretion determines in good faith, prior to the Distribution Date that would otherwise occur as a result of such acquisition, will not jeopardize or endanger the availability to the Company of the NOLs, then such Person shall not be deemed to be or to have become an "Acquiring Person" for purposes of this Plan as a result of such acquisition, unless and until such time as such Person thereafter acquires Beneficial Ownership of one additional share of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or Class B Stock or pursuant to a split or subdivision of the outstanding Common Stock or Class B Stock), unless, upon becoming the Beneficial Owner of such additional share of Common Stock, such Person is not then the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding or the Board determines otherwise in accordance with this sentence or the preceding sentence. For all purposes of this Plan, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act (as defined below) as in effect on the date hereof.

  (b)   "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof, and to the extent not included within the foregoing clause of this Section 1(b), shall also include, with respect to any Person, any other Person (whether or not an Exempt Person) whose shares of Common Stock would be deemed constructively owned by such first Person, owned by a single "entity" as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person pursuant to the provisions of the Code, or any successor provision or replacement provisions to Section 382, and the Treasury Regulations thereunder, provided, however, that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

  (c)   A Person shall be deemed the "Beneficial Owner" of, shall be deemed to have "Beneficial Ownership" of and shall be deemed to "beneficially own" any securities:

    (i)    which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) (including any purchase orders for shares of Common Stock initiated prior to the first public announcement of the adoption of this Plan) or upon the exercise of conversion rights, exchange rights, warrants, options, or other rights (in each case, other than upon exercise or exchange of the Rights); provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own" securities (including rights, options or warrants) which are convertible or exchangeable into or exercisable for Common Stock until such time as such securities are converted or exchanged into or exercised for Common Stock except to the extent the acquisition or transfer of such rights, options or warrants would be treated as exercised on the date of its acquisition or transfer under Section 1.382-4(d) of the Treasury Regulations; provided, further, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange;

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    (ii)   which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has or shares the right to vote or dispose of, or has "beneficial ownership" of (as defined under Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an "entity" under Section 1.382-3(a)(1) of the Treasury Regulations; or

    (iii)  of which any other Person is the Beneficial Owner, if such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person (or any of such other Person's Affiliates or Associates) with respect to acquiring, holding, voting or disposing of such securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an "entity" under Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report), or (B) if such Beneficial Ownership arises solely as a result of such Person's status as a "clearing agency," as defined in Section 3(a)(23) of the Exchange Act; provided, further, that nothing in this Section 1(c) shall cause a Person engaged in business as an underwriter of securities or member of a selling group to be the Beneficial Owner of, or to beneficially own, any securities acquired through such Person's participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, or such later date as the Board may determine in any specific case. Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section 1(c), a Person shall be deemed the Beneficial Owner of, and shall be deemed to beneficially own or have Beneficial Ownership of, securities which such Person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such Person pursuant to Section 382 of the Code, or any successor provision or replacement provision and the Treasury Regulations thereunder.

  (d)   "Board" shall have the meaning set forth in the recitals hereto.

  (e)   "Book Entry" shall mean an uncertificated book entry for the Common Stock or Class B Stock.

  (f)    "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the Commonwealth of Massachusetts are authorized or obligated by law or executive order to close.

  (g)   "Capital Stock" when used with reference to any Person other than the Company shall mean the common stock (or, in the case of any entity other than a corporation, the equivalent equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

  (h)   "Certificate of Incorporation" shall mean the Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on August 2, 2000, as the same may be amended and restated from time to time.

  (i)    "Class B Stock" shall mean the Class B Stock, par value $0.01 per share, of the Company.

  (j)    "Close of Business" on any given date shall mean 5:00 P.M., Eastern time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Eastern time, on the next succeeding Business Day.

  (k)   "Code" shall mean the Internal Revenue Code of 1986, as amended.

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  (l)    "Common Stock" when used with reference to the Company shall mean the Common Stock, par value $0.01 per share, of the Company.

  (m)  "Common Stock Equivalents" shall have the meaning set forth in Section 11(a)(iii) hereof.

  (n)   "Current Value" shall have the meaning set forth in Section 11(a)(iii) hereof.

  (o)   "Distribution Date" shall have the meaning set forth in Section 3 hereof.

  (p)   "Equivalent Preferred Shares" shall have the meaning set forth in Section 11(b) hereof.

  (q)   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

  (r)   "Exchange Ratio" shall have the meaning set forth in Section 24 hereof.

  (s)   "Exempt Person" shall mean (i) the Company or any Subsidiary (as such term is hereinafter defined) of the Company, in each case including, without limitation, in its fiduciary capacity, (ii) any employee benefit and/or savings plan of the Company or of any Subsidiary of the Company, or (iii) any entity or trustee holding (or acting in a fiduciary capacity in respect of) Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other benefits for employees of the Company or of any Subsidiary of the Company.

  (t)    "Exempt Transaction" shall mean (i) any transaction that the Board, in its sole discretion, has declared exempt pursuant to Section 30, which determination shall be irrevocable with respect to such transaction and (ii) any issuance of Common Stock by the Company pursuant to its option to make payments in Common Stock in lieu of cash to the VEBA.

  (u)   "Existing Holder" shall mean any Person who, together with all Affiliates and Associates, beneficially owned shares of Common Stock in excess of 4.99% of the shares of Common Stock then outstanding immediately prior to the first public announcement hereof.

  (v)   "Expiration Date" shall have the meaning set forth in Section 7 hereof.

  (w)  "NASDAQ" shall mean The Nasdaq Stock Market.

  (x)   "New York Stock Exchange" shall mean the New York Stock Exchange, Inc.

  (y)   "NOLs" shall have the meaning set forth in the recitals hereto.

  (z)   "Person" shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust or other legal entity, group of persons making a "coordinated acquisition" of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or otherwise, and includes any successor (by merger or otherwise) of such individual or entity.

  (aa) "Plan" shall have the meaning ascribed thereto in the preamble to this Plan, and such term shall include all amendments to this Plan.

  (bb) "Preferred Stock" shall mean the Series A Junior Participating Preferred Stock, par value $1.00 per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designations attached to this Plan as Exhibit A.

  (cc) "Purchase Price" shall have the meaning set forth in Section 7(b) hereof.

  (dd) "Qualified Holder" shall mean any Person who beneficially owns shares of Class B Stock as of the Record Date or who, at the time of transfer of shares of Class B Stock to such Person, shall meet any one of the following qualifications:

    (i)    a natural person who meets the qualification that he is either (A) a natural person in whose name shares of Class B Stock became registered on the original stock ledger of the Company by reason of his record ownership of shares of Class A Common Stock (the "Old Class A Common") or

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    Class B Common Stock (the "Old Class B Common") of the Company that were reclassified into shares of Class B Stock, or (B) a descendant (including any descendant by adoption and any descendant of an adopted descendant) of a natural person in whose name shares of Class B Stock were so registered by reason of such record ownership, or (C) a spouse or surviving spouse of a natural person who is or was while living included within the provisions of either of the foregoing subclauses (A) or (B);

    (ii)   any two or more natural persons each of whom meets the qualification set forth in clause (i) of this Section 1(dd);

    (iii)  a transferee as trustee of a trust, created by deed or will, which trust meets the following requirements: (1) the income thereof from the date of transfer to such trustee shall be required to be paid to or applied for the use and benefit of or accumulated for one or more natural persons, concurrently or successively, all of whom meet or will meet the qualification set forth in clause (i) of this Section 1(dd), and no other persons, except for such portion of the income as is payable to or to be applied for the use and benefit of or accumulated for one or more (A) other natural persons during terms not to exceed their respective lives, who, though they do not meet the qualification set forth in clause (i) of this Section 1(dd), are relatives of or are or were employees or dependents of natural persons meeting such qualification, or (B) "exempt organizations" (as defined below) for terms not exceeding 33 years from the date of the commencement of the trust, and except for such accumulated income as may be required to be paid over to others upon the death of the person for whom it was accumulated, and (2) the principal thereof shall be required to be transferred, assigned and paid over upon failure or termination of the interests in the income thereof referred to in subclause (1) of this clause (iii); which trustee shall have agreed that if the provisions of such trust relating to the disposition of income or principal are subject to amendment in such manner that the trust could be changed to a trust not meeting the requirements of this clause (iii), the trustee thereof, as such, shall, if such trust is amended at any time prior to the time when the total number of outstanding shares of Class B Stock shall first fall below 33,749,932, promptly deliver to the Company a copy, duly certified by such trustee, of the instrument effecting such amendment and will, unless such trust as so amended then meets the requirements of this clause (iii), promptly surrender the certificates representing the shares of Class B Stock then held in such trust for conversion of such shares into an equal number of shares of Common Stock in the manner set forth in the Certificate of Incorporation;

    (iv)  a stock corporation (hereinafter called a "corporate holder"), not less than 75% of the number of outstanding shares of each class of the capital stock, other than shares of "non-voting preferred stock" (as defined below), of which shall, at the time at which the certificate representing shares of Class B Stock is presented for transfer, be owned beneficially and of record by natural persons who meet the qualification set forth in clause (i) of this Section 1(dd) (provided that the same natural person need not be both the beneficial and the record owner), or be owned of record by trustees (or successor trustees) of trusts which meet the requirements set forth in clause (iii) of this Section 1(dd), or be so owned in part by such natural persons and so owned in part by such trustees (or successor trustees); which corporate holder shall have entered into a written agreement with the Company providing that if, at any time prior to the time when the total number of outstanding shares of Class B Stock shall first fall below 33,749,932, less than 75% of the number of outstanding shares of each class of the capital stock (other than shares of "non-voting preferred stock") of such corporate holder shall be so owned, then such corporate holder will either promptly (A) transfer the shares of Class B Stock then held by it to one or more persons who at the time of transfer meet the qualifications set forth in clause (i), (ii), (iii), (iv), (v) or (vi) of this Section 1(dd) and cause the certificates therefor to be duly presented for transfer into the name of such person or persons, or (B) surrender the certificates representing such shares of Class B Stock for conversion of such shares into an equal number of shares of Common Stock, in the manner set forth in the Certificate of

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    Incorporation, or (C) transfer some of such shares as provided in the foregoing subclause (A) of this clause (iv) and surrender the certificates for the remainder of such shares for conversion as provided in the foregoing subclause (B) this clause (iv);

    (v)   a legatee under the will of any stockholder of the Company deceased prior to the effective date of the reclassification of the Old Class A Common and the Old Class B Common of the Company into Class A Stock, Class B Stock and Common Stock, such transfer being made for the purpose of satisfying, in any manner permitted by such will, all or any part of the claim of the said legatee in respect to a legacy of any kind under said will; provided, however, that the aggregate number of shares of Class B Stock transferred pursuant to this clause (v) shall not exceed 8,437,480; or

    (vi)  a transferee as successor trustee or as co-trustee of a trust of which his immediate transferor was or is a trustee registered as a record holder of such shares of Class B Stock as permitted by the provisions of this Section 1(dd); provided, however, that if the proviso in clause (iii) of this Section 1(dd) is applicable, such successor trustee or co-trustee shall have entered into a written agreement with the Company whereby he assumes the obligations of the agreement required by said clause (iii).

  For purposes of this Section 1(dd) only, the term "exempt organization" shall mean any corporation, community chest, fund or foundation organized and operated exclusively for religious, charitable, scientific, literary, or educational purposes which, at the date of verification of the affidavit in which reference thereto is made, shall have been exempted or be exempt, wholly or partially, from taxation on income under the provisions of Section 501(c)(3) of the Code, as then in effect, or other provision of Federal law then in effect governing the exemption from federal taxation on income of institutions organized and operated exclusively for any one or more of the foregoing purposes, and for purposes of this Section 1(dd) only, the term "non-voting preferred stock" as applied to stock in a corporate holder, shall mean stock which does not entitle the holder thereto to vote for the election of directors under any circumstances and carries no right to dividends or interest in earnings other than the right to dividends in a fixed amount per annum, which right may be cumulative.

  (ee) "Record Date" shall have the meaning set forth in the preamble hereto.

  (ff)  "Redemption Date" shall have the meaning set forth in Section 7 hereof.

  (gg) "Redemption Price" shall have the meaning set forth in Section 23 hereof.

  (hh) "Right" shall have the meaning set forth in the recitals hereto.

  (ii)   "Right Certificate" shall have the meaning set forth in Section 3 hereof.

  (jj)   "Securities Act" shall mean the Securities Act of 1933, as amended.

  (kk) "Section 11(a)(ii) Trigger Date" shall have the meaning set forth in Section 11(a)(iii) hereof.

  (ll)   "Section 382" shall mean Section 382 of the Code, or any comparable successor provision.

  (mm)  "Spread" shall have the meaning set forth in Section 11(a)(iii) hereof.

  (nn) "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person of facts that indicate that an Acquiring Person has become such, or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.

  (oo) "Subsidiary" of any Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person, and any corporation or other entity that is otherwise controlled by such Person.

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  (pp) "Substitution Period" shall have the meaning set forth in Section 11(a)(iii) hereof.

  (qq) "Summary of Rights" shall have the meaning set forth in Section 3 hereof.

  (rr)  "Tax Benefits" shall mean the net operating loss carryovers, capital loss carryovers, general business carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a "net unrealized built-in loss" within the meaning of Section 382 and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.

  (ss)  "Trading Day" shall have the meaning set forth in Section 11(d)(i) hereof.

  (tt)  "Treasury Regulations" shall mean final, temporary and proposed income tax regulations promulgated under the Code, including any amendments thereto.

  (uu) "VEBA" shall mean the New Voluntary Employees' Beneficiary Association trust established under that certain Settlement Agreement dated as of March 28, 2009 by and among the Company, the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America ("UAW") and class representatives of former UAW-represented Company employees, as such Settlement Agreement may be amended from time to time.

Any determination required by the definitions in the Plan shall be made by the Board in its good faith judgment, which determination shall be binding on the Rights Agent and the holders of Rights.

Section 2.    Appointment of Rights Agent.     The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) days' prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent.

Section 3.    Issue of Right Certificates.

(a)   Until the earlier of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date or (ii) the Close of Business on the tenth Business Day (or, unless the Distribution Date shall have previously occurred, such later date as may be specified by the Board) after the commencement by any Person (other than an Exempt Person) of, or of the first public announcement of the intention of such Person to commence, a tender or exchange offer, the consummation of which would result in any Person (other than an Exempt Person) becoming an Acquiring Person (the earlier of such dates being referred to as the "Distribution Date"; provided, however, that if either of such dates occurs after the date of this Plan and on or prior to the Record Date, then the Distribution Date shall be the Record Date), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates representing the Common Stock or Class B Stock registered in the names of the holders thereof (or by Book Entry shares in respect of such Common Stock or Class B Stock) and not by separate Right Certificates, and (y) the Rights will be transferable only in connection with the transfer of Common Stock and Class B Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, postage-prepaid mail, to each record holder of Common Stock and Class B Stock as of the close of business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a "Right Certificate"), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock and Class B Stock so held. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

(b)   As promptly as practicable following the Record Date, the Company will send a copy of a Summary of Rights to Purchase Shares of Preferred Stock, in substantially the form of Exhibit C hereto (the "Summary of Rights"), by first-class, postage-prepaid mail, to each record holder of Common Stock and Class B Stock as of the Close of

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Business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company. With respect to certificates representing Common Stock and Class B Stock (or Book Entry shares of Common Stock or Class B Stock) outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof (or the Book Entry shares). Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate for Common Stock or Class B Stock (or any Book Entry shares of Common Stock or Class B Stock) outstanding on the Record Date shall also constitute the transfer of the Rights associated with the Common Stock or Class B Stock represented by such certificate or Book Entry shares.

(c)   Rights shall be issued in respect of all shares of Common Stock and Class B Stock issued or disposed of after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date (or in certain circumstances provided in Section 22 hereof, after the Distribution Date). Certificates issued for Common Stock and Class B Stock after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date (or in certain circumstances provided in Section 22 hereof, after the Distribution date) shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

    This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Tax Benefit Preservation Plan between Ford Motor Company (the "Company") and Computershare Trust Company, N.A., as Rights Agent, dated as of September 11, 2009 and as amended from time to time (the "Plan"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Plan without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Plan, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Plan) and certain transferees thereof will become null and void and will no longer be transferable.

With respect to any Book Entry shares of Common Stock or Class B Stock, such legend shall be included in a notice to the registered holder of such shares in accordance with applicable law. With respect to certificates containing the foregoing legend, or any notice of the foregoing legend delivered to holders of Book Entry shares, until the Distribution Date the Rights associated with the Common Stock or Class B Stock represented by such certificates or Book Entry shares shall be evidenced by such certificates or Book Entry shares alone, and the surrender for transfer of any such certificate or Book Entry share, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock and Class B Stock represented thereby. In the event that the Company purchases or otherwise acquires any Common Stock or Class B Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock or Class B Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock and Class B Stock which are no longer outstanding.

Notwithstanding this paragraph (c), neither the omission of the legend required hereby, nor the failure to deliver the notice of such legend, shall affect the enforceability of any part of this Plan or the rights of any holder of the Rights.

Section 4.    Form of Right Certificates.     The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of the New York Stock Exchange or of any other stock exchange or automated quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of this Plan, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth

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therein at the Purchase Price (as determined pursuant to Section 7), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

Section 5.    Countersignature and Registration.

(a)   The Right Certificates shall be executed on behalf of the Company by the President of the Company, either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Plan any such Person was not such an officer.

(b)   Following the Distribution Date, the Rights Agent will keep or cause to be kept, at an office or agency designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

Section 6.    Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a)   Subject to the provisions of this Plan, at any time after the Close of Business on the Distribution Date and prior to the Close of Business on the Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following such time, other securities, cash or assets as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or agency of the Rights Agent designated for such purpose. Thereupon the Rights Agent, subject to the provisions of this Plan, shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

(b)   Subject to the provisions of this Plan, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7.    Exercise of Rights, Purchase Price; Expiration Date of Rights.

(a)   Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right

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Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one-thousandth of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which the Rights are exercised, at any time which is both after the Distribution Date and prior to the time (the "Expiration Date") that is the earliest of (i) the Close of Business on September 11, 2012, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date"), (iii) the time at which such Rights are exchanged as provided in Section 24 hereof, (iv) the final adjournment of the Company's 2010 annual meeting of stockholders if stockholder approval of this Plan has not been received prior to such time, (v) the repeal of Section 382 or any successor statute if the Board determines that this Plan is no longer necessary for the preservation of Tax Benefits, or (vi) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward.

(b)   The Purchase Price shall be initially $35.00 for each one one-thousandth of a share of Preferred Stock purchasable upon the exercise of a Right. The Purchase Price and the number of one one-thousandths of a share of Preferred Stock or other securities or property to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) of this Section 7.

(c)   Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the aggregate Purchase Price for the number of shares of Preferred Stock to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 6 hereof, in cash or by certified check, cashier's check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock, or make available if the Rights Agent is the transfer agent for the Preferred Stock, certificates for the number of shares of Preferred Stock to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) requisition from a depositary agent appointed by the Company depositary receipts representing interests in such number of shares of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company hereby directs any such depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt of the cash requisitioned from the Company, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

(d)   Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all of the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

(e)   Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 hereof or this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of assignment or form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (for the purposes of this Section 7(e), as such term is defined in Rule 13d-3 or 13d-5 of the General Rules and Regulations under the Exchange Act), former Beneficial Owner and/or Affiliates or Associates thereof as the Company shall reasonably request.

Section 8.    Cancellation and Destruction of Right Certificates.     All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the

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Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy or cause to be destroyed such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9.    Availability of Shares of Preferred Stock.

(a)   The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights.

(b)   So long as the shares of Preferred Stock (and, following the time that a person becomes an Acquiring Person, shares of Common Stock and other securities) issuable upon the exercise of Rights may be listed or admitted to trading on the New York Stock Exchange or listed on any other national securities exchange or quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on the New York Stock Exchange or listed on any other national securities exchange or quotation system upon official notice of issuance upon such exercise.

(c)   From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary, to permit the issuance of shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) upon the exercise of Rights, to register and qualify such shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) under the Securities Act and any applicable state securities or "Blue Sky" laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of (x) the date as of which the Rights are no longer exercisable for such securities and (y) the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Plan to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification or exemption in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

(d)   The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates therefor (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

(e)   The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock (or shares of Common Stock and other securities) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Stock (or shares of Common Stock and other securities) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Stock (or shares of Common Stock and other securities) upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax being

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payable by that holder of such Right Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax or charge is due.

Section 10.    Preferred Stock Record Date.     Each Person in whose name any certificate for Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes or charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which such transfer books are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.    Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights.     The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)   (i) In the event the Company shall at any time after the date of this Plan (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding shares of Preferred Stock, (C) combine the outstanding shares of Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, as the case may be, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.

  (ii)   Subject to Section 24 of this Plan, and except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii), in the event that any Person becomes an Acquiring Person, each holder of a Right shall thereafter have the right to receive, upon exercise thereof at a price equal to the then-current Purchase Price, in accordance with the terms of this Plan and in lieu of shares of Preferred Stock, such number of shares of Common Stock (or at the option of the Company, such number of one-thousandths of a share of Preferred Stock) as shall equal the result obtained by multiplying (x) the then-current Purchase Price, by (y) the number of one-thousandths of a share of Preferred Stock for which a Right is then exercisable and dividing the product of (x) and (y) by (z) 50% of the then-current per share market price of the Common Stock (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with this Section 11 hereof. Notwithstanding anything in this Plan to the contrary, however, from and after the time (the "Invalidation Time") when any Person first becomes an Acquiring Person, any Rights that are beneficially owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the Invalidation Time or (z) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the Invalidation Time pursuant to either (I) a transfer from the Acquiring Person to holders of its equity

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  securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (II) a transfer that the Board has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Plan. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the Invalidation Time, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled.

  (iii)  The Company may at its option (or, if required to comply with its Certificate of Incorporation, shall) substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) such number or fraction of shares of Preferred Stock (or, if required to comply with its Certificate of Incorporation, equivalent shares of its capital stock) having an aggregate current market value equal to the current per share market price of a share of Common Stock. In the event that there shall be an insufficient number of shares of Common Stock authorized but unissued (and unreserved) to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, (A) determine the excess of (x) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the "Current Value") over (y) the then-current Purchase Price multiplied by the number of one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the time that the Acquiring Person became such (such excess, the "Spread"), and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11(a)(ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with subparagraph (ii) upon exercise of the Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock, are deemed in good faith by the Board to have substantially the same value as the shares of Common Stock (such shares of preferred stock and shares or fractions of shares of preferred stock are hereinafter referred to as "Common Stock Equivalents")), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however, that if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the date that the Acquiring Person became such (the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of such Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, within the thirty (30) day period referred to above the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board elects, such thirty (30) day period may be extended to the extent necessary,

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  but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is hereinafter called the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the shares of Common Stock shall be the current per share market price (as determined pursuant to Section 11(d)(i)) on the Section 11(a)(ii) Trigger Date and the per share or fractional value of any "Common Stock Equivalent" shall be deemed to equal the current per share market price of the Common Stock on such date. The Board may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

(b)   In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having similar rights, privileges and preferences as the Preferred Stock ("Equivalent Preferred Shares")) or securities convertible into Preferred Stock or Equivalent Preferred Shares at a price per share of Preferred Stock or Equivalent Preferred Shares (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Shares) less than the then current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of shares of Preferred Stock and Equivalent Preferred Shares which the aggregate offering price of the total number of such shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and which shall be binding on the Rights Agent. Shares of Preferred Stock and Equivalent Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c)   In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then-current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board whose determination shall

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be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent) of the portion of such assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock, and the denominator of which shall be such current per share market price of the Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(d)   (i) Except as otherwise provided herein, for the purpose of any computation hereunder, the "current per share market price" of any security (a "Security" for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or NASDAQ or, if the Security is not listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if on such date the Security is not so quoted or reported, the average of the high and low asked prices in the over-the-counter market as reported by any system then in use, or, if not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

  (ii)   For the purpose of any computation hereunder, if the Preferred Stock is publicly traded, the "current per share market price" of the Preferred Stock shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Stock is not publicly traded but the Common Stock is publicly traded, the "current per share market price" of the Preferred Stock shall be conclusively deemed to be the current per share market price of the Common Stock as determined pursuant to Section 11(d)(i) multiplied by the then applicable Adjustment Number (as defined in and determined in accordance with the Certificate of Designation for the Preferred Stock). If neither the Common Stock nor the Preferred Stock is publicly traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent.

(e)   No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments not required to be made by reason of this Section 11(e) shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-thousandth of a share of Preferred Stock or share of Common Stock or other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the Expiration Date. If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter

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exercised shall become entitled to receive any shares of capital stock of the Company other than the Preferred Stock, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of a Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), 11(b), 11(c), 11(e), 11(h), 11(i) and 11(m) and the provisions of Sections 7, 9, 10 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(f)    All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(g)   Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest ten-thousandth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right immediately prior to such adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(h)   The Company may elect on or after the date of any adjustment of the Purchase Price or any adjustment made to the number of shares of Preferred Stock for which a Right may be exercised pursuant to Section 11(a)(i), 11(b) or 11(c) hereof to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled as a result of such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(i)    Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder without effect on the Purchase Price payable to exercise a Right or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right as provided herein.

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(j)    Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the shares of Preferred Stock or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or other such shares at such adjusted Purchase Price.

(k)   In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event issuing to the holder of any Right exercised after such record date the Preferred Stock, Common Stock or other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock, Common Stock or and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(l)    Notwithstanding anything in this Section 11 to the contrary, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any shares of Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in shares of Preferred Stock or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(m)  Notwithstanding anything in this Plan to the contrary, in the event that at any time after the date of this Plan and prior to the Distribution Date, the Company shall (i) declare and pay any dividend on the Common Stock and Class B Stock payable in Common Stock or Class B Stock, or (ii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of a dividend payable in Common Stock) into a greater or lesser number of shares of Common Stock, then, in any such case, the number of Rights associated with each share of Common Stock and Class B Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock and Class B Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock and Class B Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock and Class B Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock and Class B Stock outstanding immediately following the occurrence of such event.

(n)   The Company agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Section 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

Section 12.    Certificate of Adjusted Purchase Price or Number of Shares.     Whenever an adjustment is made as provided in Section 11 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock, the Class B Stock or the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock and Class B Stock or Book Entry shares in respect thereof) in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate. Any

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adjustment to be made pursuant to Section 11 hereof shall be effective as of the date of the event giving rise to such adjustment.

Section 13.    [Reserved].

Section 14.    Fractional Rights and Fractional Shares.

(a)   The Company shall not be required to issue fractions of Rights (except prior to the Distribution Date in accordance with Section 11(n) hereof) or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or NASDAQ or, if the Rights are not listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such system then in use or, if on any such date the Rights are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used.

(b)   The Company shall not be required to issue fractions of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon the exercise or exchange of Rights. Interests in fractions of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners (for the purposes of this Section 14(b), as such term is defined in Rule 13d-3 or 13d-5 of the General Rules and Regulations under the Exchange Act) of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised for shares of Preferred Stock as herein provided an amount in cash equal to the same fraction of the current market value of one share of Preferred Stock. For the purposes of this Section 14(b), the current market value of a share of Preferred Stock shall be the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

(c)   The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates at the time such Rights are exercised or exchanged for shares of Common Stock as herein provided an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 11(d)(i) hereof), for the Trading Day immediately prior to the date of such exercise or exchange.

(d)   The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as provided above).

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Section 15.    Rights of Action.     All rights of action in respect of this Plan, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock and Class B Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock and Class B Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock and Class B Stock), on such holder's own behalf and for such holder's own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder's right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock and Class B Stock) in the manner provided in such Rights Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Plan.

Section 16.    Agreement of Right Holders.     Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)   prior to the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of the Common Stock and Class B Stock;

(b)   after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or agency of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer;

(c)   the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the Common Stock certificate or Class B Stock certificate (or Book Entry shares in respect of Common Stock or Class B Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the Common Stock certificate or Class B Stock certificate (or notices provided to holders of Book Entry shares of Common Stock or Class B Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to Section 7(e) hereof, shall be affected by any notice to the contrary; and

(d)   notwithstanding anything in this Plan to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Plan by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company must use its reasonable best efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

Section 17.    Right Certificate Holder Not Deemed a Stockholder.     No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Plan), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

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Section 18.    Concerning the Rights Agent.

(a)   The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Plan and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Plan, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.

(b)   The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Plan in reliance upon any Right Certificate or certificate for the Preferred Stock, the Common Stock, the Class B Stock or for any other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

Section 19.    Merger or Consolidation or Change of Name of Rights Agent.

(a)   Any corporation or entity into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any entity corporation or resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation or entity succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such corporation or entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Plan, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

(b)   In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

Section 20.    Duties of Rights Agent.     The Rights Agent undertakes the duties and obligations imposed by this Plan upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a)   The Rights Agent may consult with legal counsel (who may be legal counsel for the Company and/or the Board), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)   Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the President and the Secretary of the Company (each, an "Authorized Officer") and delivered to the Rights Agent; and such certificate shall be full

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authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Plan in reliance upon such certificate.

(c)   The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct.

(d)   The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)   The Rights Agent shall not be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 23 and 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12, describing such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or other securities to be issued pursuant to this Plan or any Right Certificate or as to whether any shares of Preferred Stock or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f)    The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.

(g)   The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be one of the Authorized Officers of the Company, and to apply to such Authorized Officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such Authorized Officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Plan and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any Authorized Officer of the Company actually receives such application unless any such Authorized Officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

(h)   The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the

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Company resulting from any such act, default, neglect or misconduct, provided, that reasonable care was exercised in the selection and continued employment thereof.

(j)    If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof) or a transferee thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21.    Change of Rights Agent.     The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Plan as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock, Class B Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (A) a corporation or other entity organized and doing business under the laws of the United States or any state thereof, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (B) an affiliate of a corporation or entity described in clause (A) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock or Preferred Stock, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22.    Issuance of New Right Certificates.     Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such forms as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of Common Stock and/or Class B Stock following the Distribution Date and prior to the Expiration Date, the Company may with respect to shares of Common Stock and/or Class B Stock so issued or sold pursuant to (i) the exercise of stock options, (ii) under any employee plan or arrangement, (iii) the exercise, conversion or exchange of securities, notes or debentures issued by the Company or (iv) a contractual obligation of the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale.

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Section 23.    Redemption.

(a)   The Board may, at any time prior to such time as any Person first becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock after the date hereof (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the current market price of the Common Stock at the time of redemption as determined pursuant to Section 11(d)(i) hereof) or any other form of consideration deemed appropriate by the Board.

(b)   Immediately upon the action of the Board ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board ordering the redemption of the Rights (or such later time as the Board may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. The failure to give notice required by this Section 23(b) or any defect therein shall not affect the validity of the action taken by the Company.

(c)   In the case of a redemption under Section 23(a) hereof, the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent of the Common Stock, and upon such action, all outstanding Right Certificates shall be void without any further action by the Company.

Section 24.    Exchange.

(a)   The Board may, at its option, at any time after any Person first becomes an Acquiring Person, exchange all or part of the then outstanding Rights (which shall not include Rights that have not become effective or that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock (or one-thousandth of a share of Preferred Stock) per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after an Acquiring Person becomes the Beneficial Owner of shares of Common Stock and/or Class B Stock aggregating 50% or more of the voting power of the shares of Common Stock and Class B Stock then outstanding. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Prior to effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the "Trust Agreement"). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the "Trust") all of the shares of Common Stock issuable pursuant to the exchange, and all Persons entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

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(b)   Immediately upon the effectiveness of the action of the Board ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange and shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c)   The Company may at its option substitute, and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued (and unreserved) to permit an exchange of Rights as contemplated in accordance with this Section 24 (or if the issuance of Common Stock in exchange for any Rights would not otherwise be permitted under the Certificate of Incorporation), the Company shall substitute, to the extent of such insufficiency or to the extent necessary to comply with its Certificate of Incorporation, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or Equivalent Preferred Shares, as such term is defined in Section 11(b), or other equivalent shares of its capital stock) such that the current per share market price (determined pursuant to Section 11(d) hereof) of one share of Preferred Stock (or Equivalent Preferred Share or other equivalent share) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11(d) hereof) as of the date of such exchange.

Section 25.    Notice of Certain Events.

(a)   In case the Company shall at any time after the earlier of the Distribution Date or the Stock Acquisition Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding Preferred Stock), (iv) to effect the liquidation, dissolution or winding up of the Company, or (v) to declare or pay any dividend on the Common Stock and Class B Stock payable in Common Stock or Class B Stock, to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock or Class B Stock), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend or distribution or offering of rights or warrants, or the date on which such liquidation, dissolution, winding up, reclassification, subdivision, combination or consolidation is to take place and the date of participation therein by the holders of the Common Stock, Class B Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock, Class B Stock and/or Preferred Stock, whichever shall be the earlier.

(b)   In case any event described in Section 11(a)(ii) shall occur then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate (or if occurring prior to the Distribution Date, the holders of the Common Stock and Class B Stock) in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii).

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(c)   The failure to give notice required by this Section 25 or any defect therein shall not affect the validity of the action taken by the Company or the vote upon any such action.

Section 26.    Notices.     Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

  FORD MOTOR COMPANY
  One American Road
  Dearborn, MI 48126
  Attention: Secretary

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

  Computershare Trust Company, N.A.
  250 Royall Street
  Canton, MA 02021
  Attention: Client Services

Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27.    Supplements and Amendments.     Except as otherwise provided in this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Plan in any respect without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as otherwise provided in this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Plan without the approval of any holders of Rights, in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided, however, that no such supplement or amendment may adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such amendment may cause the Rights again to become redeemable or cause this Plan again to become amendable other than in accordance with this sentence. Notwithstanding anything contained in this Plan to the contrary, no supplement or amendment shall be made which decreases the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the Company which states that the supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall promptly execute such supplement or amendment, provided that any supplement or amendment does not adversely affect the rights, duties or obligations of the Rights Agent under this Plan. The Rights Agent hereby acknowledges that in all matters arising under this Plan, including any amendment hereto pursuant to this Section 27, time is of the essence.

Section 28.    Successors.     All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29.    Benefits of this Plan.     Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock and Class B Stock) any legal or equitable right, remedy or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the

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registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock and Class B Stock).

Section 30.    Process to Seek Exemption.     Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person (together with its Affiliates and Associates) beneficially owning 4.99% or more of the then-outstanding Common Stock (or, in the case of an Existing Holder, additional shares of Common Stock representing .5% or more of the then-outstanding Common Stock) (a "Requesting Person") may, prior to the Stock Acquisition Date and in accordance with this Section 30, request that the Board grant an exemption with respect to such acquisition under this Plan so that such acquisition would be deemed to be an "Exempt Transaction" for purposes of this Plan (an "Exemption Request"). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then beneficially owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.99% or more of the then outstanding Common Stock (or, in the case of an Existing Holder, additional shares of Common Stock representing .5% or more of the then-outstanding Common Stock) and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Board shall only grant an exemption in response to an Exemption Request if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person will not jeopardize or endanger the availability to the Company of the NOLs. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Company's NOLs. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board's determination with respect thereto. For the avoidance of doubt, any issuance of Common Stock by the Company pursuant to its option to make payments in Common Stock in lieu of cash to the VEBA, as provided in Section 1(t) hereof, shall be deemed an Exempt Transaction without reference to the requirements and process of this Section 30.

Section 31.    Determinations and Actions by the Board of Directors.     The Board shall have the exclusive power and authority to administer this Plan and to exercise the rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Plan, including, without limitation, the right and power to (i) interpret the provisions of this Plan and (ii) make all determinations deemed necessary or advisable for the administration of this Plan (including, without limitation, a determination to redeem or not redeem the Rights or to amend or not amend this Plan). All such actions, calculations, interpretations and determinations that are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties.

Section 32.    Severability.     If any term, provision, covenant or restriction of this Plan or applicable to this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Plan to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the

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invalid language from this Plan would adversely affect the purpose or effect of this Plan, the right of redemption set forth in Section 23 hereof shall be reinstated (with prompt notice to the Rights Agent) and shall not expire until the close of business on the tenth Business Day following the date of such determination by the Board. Without limiting the foregoing, if any provision requiring a specific group of Directors of the Company to act is held by any court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the Board in accordance with applicable law and the Company's Certificate of Incorporation and Bylaws.

Section 33.    Governing Law.     This Plan and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Section 34.    Counterparts.     This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Plan transmitted electronically shall have the same authority, effect and enforceability as an original signature.

Section 35.    Descriptive Headings.     Descriptive headings of the several sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 36.    Force Majeure.     Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control, including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed, all as of the day and year first above written.

FORD MOTOR COMPANY
By:	/s/ PETER J. SHERRY, JR. Name: Peter J. Sherry, Jr. Title: Secretary
COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent
By:	/s/ DENNIS V. MOCCIA Name: Dennis V. Moccia Title: Manager, Contract Administration

III-31

Exhibit A

FORM OF

CERTIFICATE OF DESIGNATIONS

of

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

of

FORD MOTOR COMPANY

Pursuant to Section 151 of the General Corporation
Law of the State of Delaware

FORD MOTOR COMPANY, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

That pursuant to the authority vested in the Board of Directors of the Corporation (the "Board of Directors") in accordance with the provisions of the Restated Certificate of Incorporation of the said Corporation (the "Certificate of Incorporation"), the said Board of Directors on September 9, 2009 adopted the following resolution creating a series of 8,000,000 shares of Preferred Stock designated as "Series A Junior Participating Preferred Stock":

  RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of the Certificate of Incorporation, a series of Preferred Stock, par value $1.00 per share, of the Corporation be and hereby is created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

Series A Junior Participating Preferred Stock

1.    Designation and Amount.     There shall be a series of Preferred Stock that shall be designated as "Series A Junior Participating Preferred Stock," and the number of shares constituting such series shall be 8,000,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

2.    Dividends and Distribution.

(A)  Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series A Junior Participating Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 1st day of March, June, September and December, in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10.00 or (b) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, and the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock,

III-A-1

par value $0.01 per share, of the Corporation (the "Common Stock"), or shares of Class B Stock, par value $0.01 per share, of the Corporation (the "Class B Stock"), or a subdivision of the outstanding shares of Common Stock or Class B Stock (by reclassification or otherwise), declared on the Common Stock or the Class B Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. The "Adjustment Number" shall initially be 1,000. In the event the Corporation shall at any time after September 25, 2009 (i) declare and pay any dividend on Common Stock and Class B Stock payable in shares of Common Stock or Class B Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock and Class B Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock and Class B Stock that were outstanding immediately prior to such event.

(B)   The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock and Class B Stock (other than a dividend payable in shares of Common Stock or Class B Stock).

(C)  Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date; in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

3.    Voting Rights.     The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(A)  Each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the stockholders of the Corporation.

(B)   Except as required by law, by Section 3(C) and by Section 10 hereof, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock and Class B Stock as set forth herein) for taking any corporate action.

(C)  If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Junior Participating Preferred Stock are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased by two. In addition to voting together with the holders of Common Stock and Class B Stock for the election of other directors of the Corporation, the holders of record of the Series A Junior Participating Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock and Class B Stock, shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series A Junior Participating Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series A Junior Participating Preferred Stock being entitled to cast a number of votes per share of Series A Junior

III-A-2

Participating Preferred Stock as is specified in paragraph (A) of this Section 3. Each such additional director shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(C). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(C) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series A Junior Participating Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Junior Participating Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(C) shall be in addition to any other voting rights granted to the holders of the Series A Junior Participating Preferred Stock in this Section 3.

4.    Certain Restrictions.

(A)  Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

  (i)    declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

  (ii)   declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

  (iii)  purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series A Junior Participating Preferred Stock, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)   The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5.    Reacquired Shares.     Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.

III-A-3

6.    Liquidation, Dissolution or Winding Up.

(A)  Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount per share (the "Series A Liquidation Preference") equal to the greater of (i) $1.00 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Common Stock and Class B Stock upon such liquidation, dissolution or winding up of the Corporation.

(B)   In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Junior Participating Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Junior Participating Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

(C)  Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

7.    Consolidation, Merger, Etc.     In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock and Class B Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock and Class B Stock is changed or exchanged.

8.    No Redemption.     Shares of Series A Junior Participating Preferred Stock shall not be subject to redemption by the Corporation.

9.    Ranking.     The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Preferred Stock as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock and Class B Stock as to such matters.

10.    Amendment.     At any time that any shares of Series A Junior Participating Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation shall not be amended, by merger, consolidation or otherwise, which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

11.    Fractional Shares.     Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this 11th day of September, 2009.

FORD MOTOR COMPANY
By:	Name: Title:

III-A-4

Exhibit B

Form of Right Certificate

Certificate No. R-

      NOT EXERCISABLE AFTER ~~SEPTEMBER 11, 2012~~ SEPTEMBER 30, 2015 OR SUCH EARLIER DATE AS PROVIDED BY THE PLAN OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

RIGHT CERTIFICATE

FORD MOTOR COMPANY

This certifies that                                                              or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefit Preservation Plan, dated as of September 11, 2009, as the same may be amended from time to time (the "Plan"), between Ford Motor Company, a Delaware corporation (the "Company"), and Computershare Trust Company, N.A., as Rights Agent (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Plan) and prior to 5:00 P.M., Eastern time, on ~~September 11, 2012~~ September 30, 2015 at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $1.00 per share (the "Preferred Stock"), of the Company at a purchase price of $35.00 per one one-thousandth of a share of Preferred Stock (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of [                                             , 20       ], based on the Preferred Stock as constituted at such date. As provided in the Plan, the Purchase Price, the number of one one-thousandths of a share of Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Plan are on file at the principal executive offices of the Company. The Company will mail to the holder of this Right Certificate a copy of the Plan without charge after receipt of a written request therefor.

This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

III-B-1

Subject to the provisions of the Plan, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be exchanged in whole or in part for shares of the Company's Common Stock, par value $0.01 per share, or shares of Preferred Stock.

No fractional shares of Common Stock or Preferred Stock will be issued upon the exercise or exchange of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-thousandths of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Plan.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Plan.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of                                              , 20       .

FORD MOTOR COMPANY
By:
Name: Title:
ATTEST:

Name:
Title:
Countersigned:
COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent
By:
Name: Title:

III-B-2

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Right Certificate)

FOR VALUE RECEIVED                                                              hereby sells, assigns and transfers unto

(Please print name and address of transferee)

                     Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                                              Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.

Dated:
Signature

Signature Guaranteed:

Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

(To be completed)

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to an Acquiring Person or an Affiliate or Associate thereof (as defined in the Plan).

Signature

TO FORD MOTOR COMPANY:

The undersigned hereby irrevocably elects to exercise                                Rights represented by this Right Certificate to purchase the shares of Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates representing such shares of Preferred Stock (or such other securities) be issued in the name of:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)

III-B-3

Form of Reverse Side of Right Certificate — continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise
Rights represented by Right Certificate)

Dated:
Signature

(Signature must conform to holder specified on Right Certificate)

Signature Guaranteed:

Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

(To be completed)

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Plan).

Signature

NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

III-B-4

Exhibit C

  UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS TO PURCHASE
SHARES OF PREFERRED STOCK OF
FORD MOTOR COMPANY

On September 9, 2009, the Board of Directors of Ford Motor Company (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of Common Stock, par value $0.01 per share (the "Common Stock"), and Class B Stock, par value $0.01 per share, of the Company (the "Class B Stock"). The dividend is payable on September 25, 2009 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $1.00 per share, of the Company (the "Preferred Stock") at a price of $35.00 per one one-thousandth of a share of Preferred Stock (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Tax Benefit Preservation Plan, dated as of September 11, 2009, as the same may be amended from time to time (the "Plan"), between the Company and Computershare Trust Company, N.A., as Rights Agent (the "Rights Agent").

The Plan is intended to help protect the Company's tax net operating loss carryforwards and have certain anti-takeover effects. The Rights may cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Board of Directors. Additionally, the Board of Directors may redeem the Rights, as discussed more fully below. The Plan is intended to act as a deterrent to any person or group from becoming or obtaining the right to become a "5-percent shareholder" (as such term is used in Section 382 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder) or, in certain cases, increasing such person's or group's ownership of Common Stock beyond a specified threshold, without the approval of the Board of Directors.

Until the earlier to occur of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons (with certain exceptions, an "Acquiring Person") has acquired beneficial ownership of 4.99% or more of the shares of Common Stock then outstanding or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) after the date of commencement of a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.99% or more of the then-outstanding shares of Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates or Class B Stock certificates (or book entry shares in respect of the Common Stock or Class B Stock) outstanding as of the Record Date, by such Common Stock certificate or Class B Stock certificate (or such book entry shares) together with this Summary of Rights.

The Plan provides that, until the Distribution Date (or earlier expiration of the Rights), the Rights will be transferred with and only with the Common Stock and the Class B Stock. Until the Distribution Date (or earlier expiration of the Rights), new Common Stock certificates and Class B Stock certificates (or book entry shares in respect of the Common Stock and Class B Stock) issued after the Record Date upon transfer or new issuances of Common Stock and Class B Stock, as applicable, will contain a notation incorporating the Plan by reference and, with respect to any uncertificated book entry shares issued after the Record Date, proper notice will be provided that incorporates the Plan by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock and Class B Stock (or book entry shares of Common Stock or Class B Stock) outstanding as of the Record Date, even without a notation incorporating the Plan by reference (or such notice, in the case of Book Entry shares), notice or a copy

III-C-1

of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock or Class B Stock represented by such certificate or book entry shares, as the case may be. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to (or credited to the account of) holders of record of the Common Stock and Class B Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire upon the earliest of the close of business on September 11, 2012 (unless that date is advanced or extended), the time at which the Rights are redeemed or exchanged under the Plan, the final adjournment of the Company's 2010 annual meeting of stockholders if stockholder approval of the Plan has not been received prior to that time, the repeal of Section 382 of the Code or any successor statute if the Board determines that the Plan is no longer necessary for the preservation of the Company's tax benefits, or the beginning of a taxable year of the Company to which the Board determines that no tax benefits may be carried forward.

The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The Rights are also subject to adjustment in the event of a stock dividend on the Common Stock and Class B Stock payable in shares of Common Stock or Class B Stock, or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $10.00 per share, and (b) an amount equal to 1,000 times the dividend declared per share of Common Stock and Class B Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of the greater of (a) $1.00 per share (plus any accrued but unpaid dividends), and (b) an amount equal to 1,000 times the payment made per share of Common Stock and Class B Stock. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Stock and Class B Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock and Class B Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock and Class B Stock. These rights are protected by customary anti-dilution provisions.

Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Common Stock having a market value of two times the Purchase Price.

At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the voting power of the outstanding shares of Common Stock and Class B Stock, the Board of Directors may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company's preferred stock having similar rights, preferences and privileges), at an exchange ratio of one share of

III-C-2

Common Stock, or a fractional share of Preferred Stock (or of a share of a similar class or series of the Company's preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Common Stock or Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.

At any time prior to the time an Acquiring Person becomes such, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of adoption of the Plan (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Plan in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Plan in any manner that does not adversely affect the interests of holders of the Rights.

Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

A copy of the Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated September 11, 2009. A copy of the Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Plan, as the same may be amended from time to time, which is hereby incorporated herein by reference.

III-C-3

Appendix IV

Total Company results:

	2012 (Mils.)	2011 (Mils.)	2010 (Mils.)

Income

Pre-tax results (excl. special items)	$7,966	$8,763	$8,300

Special items(a)	(246)	(82)	(1,151)

Pre-tax results (incl. special items)	7,720	8,681	7,149

	2012 (Mils.)	2011 (Mils.)	2010 (Mils.)

Special Items(a)

Personnel and Dealer-Related Items

Personnel-reduction actions(b)	$(498)	$(269)	$(145)

Mercury discontinuation/Other dealer actions	(71)	(151)	(339)

Job Security Benefits/Other	17	93	36

Total Personnel and Dealer-Related Items	(552)	(327)	(448)

Other Items

CFMA restructuring	625	—	—

AAI consolidation(c)	136	—	—

FordSollers gain	1	401	—

U.S. pension lump-sum program	(250)	—	—

Loss on sale of two component businesses	(174)	—	—

Belgium pension settlement	—	(109)	—

Debt reduction actions	—	(60)	(853)

Sale of Volvo and related charges	—	8	179

Other	(32)	5	(29)

Total Other Items	306	245	(703)

Total Special Items	$(246)	$(82)	$(1,151)
(a)
Income before income taxes includes certain items ("special items") that we have grouped into "Personnel and Dealer-Related Items" and "Other Items" to provide useful information to investors about the nature of the special items. The first category includes items related to our efforts to match production capacity and cost structure to market demand and changing model mix and therefore helps investors track amounts related to those activities. The second category includes items that we do not generally consider to be indicative of our ongoing operating activities, and therefore allows investors analyzing our pre-tax results to identify certain infrequent significant items that they may wish to exclude when considering the trend of ongoing operating results.

(b)
Includes pension-related special items other than the U.S. pension lump-sum program.

(c)
The special item of $136 million is comprised of the $155 million gain from the consolidation of AAI, less a related $19 million adjustment for sales in September 2012 of Ford-brand vehicles produced by AAI.

IV-1

Appendix V

Shown below is a reconciliation between financial statement Net cash provided by/(used in) operating activities and operating-related cash flows, for the last three years (in billions):

	2012	2011	2010

Net cash provided by/(used in) by operating activities	$6.3	$9.4	$6.4

Items included in operating-related cash flows

Capital expenditures	(5.5)	(4.3)	(3.9)

Proceeds from the exercise of stock options	—	0.1	0.3

Net cash flows from non-designated derivatives	(0.8)	0.1	(0.2)

Items not included in operating-related cash flows

Cash impact of Job Security Benefits and personnel-reduction actions	0.4	0.3	0.2

Contributions to funded pension plans	3.4	1.1	1.0

Tax refunds, tax payments, and tax receipts from affiliates	(0.1)	(1.4)	(0.2)

Settlement of outstanding obligation with affiliates	(0.3)	—	—

Other	—	0.3	0.8

Operating-related cash flows	$3.4	$5.6	$4.4

V-1    FORD MOTOR COMPANY   2013 Proxy Statement

Notice of 2013
Annual Meeting of Shareholders
and Proxy Statement

www.ford.com

Printed in U.S.A 10% post-consumer waste paper. Please recycle.

002CS40136 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01LR2C 1 U P X + Annual Shareholder Meeting Proxy Card . + A Proposals — The Board of Directors recommends a vote FOR the listed nominees, and FOR Proposals 2, 3, 4, 5, and 6. IMPORTANT ANNUAL MEETING INFORMATION 01 - Stephen G. Butler 04 - Edsel B. Ford II 07 - James H. Hance, Jr. 02 - Kimberly A. Casiano 05 - William Clay Ford, Jr. 08 - William W. Helman IV 03 - Anthony F. Earley, Jr. 06 - Richard A. Gephardt 09 - Jon M. Huntsman, Jr. 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain 10 - Richard A. Manoogian 11 - Ellen R. Marram 12 - Alan Mulally 13 - Homer A. Neal 14 - Gerald L. Shaheen 15 - John L. Thornton Annual Meeting Admission Ticket qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on May 9, 2013. Vote by Internet • Go to www.envisionreports.com/F • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories, & Canada. • Follow the instructions provided by the recorded message. For Against Abstain 7. Relating to Consideration of a Recapitalization Plan to Provide that All of the Company’s Outstanding Stock Have One Vote Per Share. 8. Relating to Allowing Holders of 10% of Outstanding Common Stock to Call Special Meetings of Shareholders. For Against Abstain B Shareholder Proposals — The Board of Directors recommends a vote AGAINST Proposals 7 and 8. For Against Abstain 2. Ratification of Selection of Independent Registered Public Accounting Firm. 4. Approval of the Terms of the Company’s Annual Incentive Compensation Plan. For Against Abstain 3. Say on Pay - An Advisory Vote to Approve the Compensation of the Named Executives. 5. Approval of the Terms of the Company’s 2008 Long-Term Incentive Plan. 6. Approval of the Tax Benefit Preservation Plan.

Proxy Solicited by Board of Directors for Annual Shareholder Meeting – May 9, 2013 The undersigned hereby appoints Robert L. Shanks and David G. Leitch, or either of them, proxies each with the power of substitution, to represent and vote the shares of common stock which the undersigned is entitled to vote on all matters, unless the contrary intent is indicated on the reverse side hereof, with all powers which the undersigned would possess if personally present at the Ford Motor Company Annual Meeting of Shareholders to be held at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware at 8:30 a.m. Eastern Time on May 9, 2013 or at any postponement or adjournment thereof. The proxies shall vote the shares represented by this proxy in the manner indicated on the reverse side hereof. Unless a contrary direction is indicated, the proxies shall vote the shares (a) “FOR” the election as directors of all the nominees named in the Proxy Statement and listed on the reverse side hereof or any person selected by the Board of Directors in substitution of any of the nominees (Proposal 1), (b) “FOR” Proposals 2, 3, 4, 5 and 6, each of which is set forth in the Proxy Statement, and (c) “AGAINST” Proposals 7 and 8, each of which is set forth in the Proxy Statement. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. If you are a Company employee or retiree participating in either of the Company’s Savings and Stock Investment Plan for Salaried Employees or Tax-Efficient Savings Plan for Hourly Employees, then you may be receiving this material because of shares held for you in those plans. In that case, you may use a proxy card to instruct the plan trustee how to vote those shares. The trustee will vote the shares in accordance with your instructions and the terms of the plan. If you hold shares in any of these plans, the trustee will vote the shares held for you even if you do not direct the trustee how to vote. In these cases, the trustee will vote any shares for which the trustee does not receive instructions in the same proportion as the trustee votes the shares for which the trustee does receive instructions, unless otherwise required by ERISA as determined by the investment manager. To allow sufficient time for voting by trustees and/or administrators of the plans, your voting instructions must be received by 11:59 p.m. Eastern Time, May 6, 2013. (Continued and to be voted on reverse side.) . Proxy — Ford Motor Company Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below D NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. IF VOTING BY MAIL, PLEASE COMPLETE SECTIONS A, B AND D OF THIS PROXY CARD. + + Meeting Attendance Mark box to right if you plan to attend the Annual Shareholder Meeting. Change of Address — Please print new address below. C Non-Voting Items 2013 ANNUAL MEETING OF SHAREHOLDERS Admission Ticket Thursday, May 9, 2013 – 8:30 a.m. Eastern Time Hotel du Pont 11th and Market Streets Wilmington, Delaware ADMIT ONE SHAREHOLDER AND GUEST YOUR VOTE IS IMPORTANT: Even if you plan to attend the Annual Meeting in person, please vote your shares. Cameras and audio and video recording devices will not be allowed in the meeting and attendees will be subject to security checks. Total number of attendees: Upon arrival, please present this admission ticket and government-issued photo identification at the registration desk. The proxy statement and annual report to shareholders are available at www.envisionreports.com/F. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

002CS40135 www.envisionreports.com/F Step 1: Go to www.envisionreports.com/F to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Shareholder Meeting Notice 01LR4A + + Important Notice Regarding the Availability of Proxy Materials for the Ford Motor Company Annual Shareholder Meeting to be Held on May 9, 2013 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: : Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 29, 2013 to facilitate timely delivery. IMPORTANT ANNUAL MEETING INFORMATION Vote by Internet • Go to www.envisionreports.com/F • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website .

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or e-mail options below. E-mail copies: Current and future e-mail delivery requests must be submitted via the Internet following the instructions below. If you request an e-mail copy of current materials you will receive an e-mail with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting proxy materials. g Internet – Go to www.envisionreports.com/F. Click on Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or e-mail copy of the current meeting materials and submit your preference for e-mail or paper delivery of future meeting materials. g Telephone – Call us at no additional charge at 1-866-641-4276 and follow the instructions to order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g E-mail – Send an e-mail to investorvote@computershare.com with “Proxy Materials Ford Motor Company” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the e-mail that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 29, 2013. . Shareholder Meeting Notice Ford Motor Company Annual Meeting of Shareholders will be held on May 9, 2013 at Hotel du Pont, 11th and Market Streets, Wilmington, Delaware at 8:30 a.m. Eastern Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR the following proposals: 1. Election of Directors: 01 Stephen G. Butler 02 Kimberly A. Casiano 03 Anthony F. Earley, Jr. 04 Edsel B. Ford II 05 William Clay Ford, Jr. 06 Richard A. Gephardt 07 James H. Hance, Jr. 08 William W. Helman IV 09 Jon M. Huntsman, Jr. 10 Richard A. Manoogian 11 Ellen R. Marram 12 Alan Mulally 13 Homer A. Neal 14 Gerald L. Shaheen 15 John L. Thornton 2. Ratification of Selection of Independent Registered Public Accounting Firm. 3. Say on Pay - An Advisory Vote to Approve the Compensation of the Named Executives. 4. Approval of the Terms of the Company’s Annual Incentive Compensation Plan. 5. Approval of the Terms of the Company’s 2008 Long-Term Incentive Plan. 6. Approval of the Tax Benefit Preservation Plan. The Board of Directors recommends that you vote AGAINST the following proposals: 7. Relating to Consideration of a Recapitalization Plan to Provide that All of the Company’s Outstanding Stock Have One Vote Per Share. 8. Relating to Allowing Holders of 10% of Outstanding Common Stock to Call Special Meetings of Shareholders. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Cameras and audio and video recording devices will not be allowed in the meeting and attendees will be subject to security checks. Upon arrival, present this notice and government-issued photo identification at the registration desk. 01LR4A